File No. 333-[______]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 2017

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

Carillon Series Trust
Eagle Series Trust
(Exact Name of Registrants as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Offices)

(727) 567-1000
(Registrant’s Area Code and Telephone Number)

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
 (Name and Address of Agent for Service)

With copies to:

KATHY KRESCH INGBER, ESQ. K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006-1600
________________________

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of securities being registered: Class I shares of beneficial interest in the series of the Registrant designated as the Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund and Carillon Scout Small Cap Fund; Class I and Class Y shares of beneficial interest in the series of the Registrant designated as the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund.
No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-57986 and 811-07470).

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

SCOUT FUNDS

928 Grand Boulevard
Kansas City, MO 64106

[_________,] 2017
Dear Shareholder:
Enclosed is a notice and combined Proxy Statement and Prospectus relating to a Special Meeting of Shareholders of each of the following Funds:
•	Scout Core Bond Fund,
•	Scout Core Plus Bond Fund,
•	Scout International Fund,
•	Scout Low Duration Bond Fund,
•	Scout Mid Cap Fund,
•	Scout Small Cap Fund, and
•	Scout Unconstrained Bond Fund

(each, an “Acquired Fund” and collectively, the “Acquired Funds”).

The Acquired Funds are series of Scout Funds, a Delaware statutory trust.  The Special Meeting of Shareholders of the Acquired Funds is scheduled to be held at the Scout Funds’ office, 928 Grand Boulevard, Kansas City, MO 64106, on [October 20], 2017, at [  ] [p.m.], Central time (the “Meeting”).
The Scout Funds’ Board of Trustees has called the Meeting to request shareholder approval of an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) under which each Acquired Fund would be reorganized into a corresponding newly created series of Carillon Series Trust, a Delaware statutory trust (“Acquiring Trust,” and each corresponding series, an “Acquiring Fund”) as set forth below:
•	the Scout Core Bond Fund into the Carillon Reams Core Bond Fund;
•	the Scout Core Plus Bond Fund into the Carillon Reams Core Plus Bond Fund;
•	the Scout International Fund into the Carillon Scout International Fund;
•	the Scout Low Duration Bond Fund into the Carillon Reams Low Duration Bond Fund;
•	the Scout Mid Cap Fund into the Carillon Scout Mid Cap Fund;
•	the Scout Small Cap Fund into the Carillon Scout Small Cap Fund; and
•	the Scout Unconstrained Bond Fund into the Carillon Reams Unconstrained Bond Fund.

You are being asked to review the enclosed Proxy Statement/Prospectus and to cast your vote on the proposal to reorganize each Acquired Fund into the corresponding Acquiring Fund. If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Scout Investments, Inc. (“Scout Investments”), will be replaced by Carillon Tower Advisers, Inc. (“Carillon Tower”), which will serve as investment adviser to each Acquiring Fund.  Scout Investments will serve as the subadviser to each Acquiring Fund.  Carillon Tower and UMB Financial Corporation (“UMB”), the parent company of Scout Investments, have entered into an agreement pursuant to which Carillon Tower will purchase Scout Investments from UMB (the “Transaction”).  The consummation of the Transaction is contingent on the approval of the Reorganization Plan by shareholders of each Acquired Fund, other than the Scout Low Duration Bond Fund.  In the event that the Transaction is not consummated, the Reorganization Plans will not be implemented, even if approved by shareholders.
The Reorganization Plan is not expected to change the manner in which each Acquired Fund is managed, and it is anticipated that the portfolio managers responsible for the Acquired Funds will be the portfolio managers for the Acquiring Funds.  Each Acquiring Fund will have an investment objective and investment strategies that are substantially similar to those of the corresponding Acquired Fund. You will not incur any sales loads or similar transaction costs as a result of the proposed reorganizations. In addition, each Acquiring Fund’s advisory fees will be the same as the corresponding Acquired Fund’s advisory fees, and the total annual operating expenses of each Acquiring Fund are expected to be the same or lower than the corresponding Acquired Fund’s current total annual operating expenses at the same asset levels.  Additionally, if an Acquired Fund has an expense cap, the corresponding Acquiring Fund will cap expenses at the same rate that is currently in place for the Acquired Fund for a period of at least two years from the date of the closing of the Reorganization. For more information about the changes in fees, please see the attached Proxy Statement/Prospectus.
The enclosed proxy is being solicited on behalf of the Board of Trustees of Scout Funds.  The Board of Trustees of Scout Funds has approved these proposals and recommends that you vote for the proposals.
Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone – instructions can be found on your proxy card. Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of Scout Funds may be voted only in person or by written proxy.
If you have any questions, please call our proxy agent, at (866) 828-9088 who will be glad to assist you.
Very truly yours, Andrew J. Iseman President Scout Funds

This is a brief overview of the Reorganization proposed for your Fund.  We encourage you to read the full text of the enclosed combined Proxy Statement and Prospectus for more information.
Q. What is this document and why are we sending it to you?
A. This document is a combined proxy statement for Scout Core Bond Fund, Scout Core Plus Bond Fund, Scout International Fund, Scout Low Duration Bond Fund, Scout Mid Cap Fund, Scout Small Cap Fund and Scout Unconstrained Bond Fund (each, an “Acquired Fund,” and together, the “Acquired Funds”) and a prospectus for Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund (each, an “Acquiring Fund,” and together, the “Acquiring Funds”).  This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) contains information the shareholders of the Acquired Funds should know before voting on the proposed reorganizations of each Acquired Fund into the corresponding Acquiring Fund (each, a “Reorganization”).  This Proxy Statement/Prospectus should be retained for future reference.
Q. What are the proposed Reorganizations?
A. Scout Funds, on behalf of the Acquired Funds, has entered into an Agreement and Plan of Reorganization and Termination with Carillon Series Trust, on behalf of the Acquiring Funds (“Reorganization Plan”).  Under the Reorganization Plan, each Acquired Fund would be converted into the corresponding Acquiring Fund, as follows:
Proposed Reorganizations of the Acquired Funds into the Acquiring Funds
	Acquired Fund	Acquiring Fund
1.	Scout Core Bond Fund	Carillon Reams Core Bond Fund
2.	Scout Core Plus Bond Fund	Carillon Reams Core Plus Bond Fund
3.	Scout International Fund	Carillon Scout International Fund
4.	Scout Low Duration Bond Fund	Carillon Reams Low Duration Bond Fund
5.	Scout Mid Cap Fund	Carillon Scout Mid Cap Fund
6.	Scout Small Cap Fund	Carillon Scout Small Cap Fund
7.	Scout Unconstrained Bond Fund	Carillon Reams Unconstrained Bond Fund
If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Scout Investments, Inc. (“Scout Investments”), will be replaced by Carillon Tower Advisers, Inc. (“Carillon Tower”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”), which will serve as investment adviser to each Acquiring Fund.  Scout Investments will serve as the subadviser to each Acquiring Fund.  Carillon Tower and UMB Financial Corporation (“UMB”), the parent company of Scout Investments, have entered into an agreement pursuant to which Carillon Tower will purchase Scout Investments from UMB as described below (the “Transaction”).  The Reorganizations are not expected to change the manner in which each Acquired Fund is managed, and it is anticipated that the portfolio managers responsible for the Acquired Funds will be the portfolio managers for the Acquiring Funds. Each Acquiring Fund will have an investment objective and investment strategies that are substantially similar to those of the corresponding Acquired Fund.
The Board of Trustees of Scout Funds (“Scout Board”) has approved the Reorganization Plan with respect to each Acquired Fund.  You, as a shareholder of one or more Acquired Funds, are now being asked to approve the

Reorganization Plan.  If approved, and if certain other conditions are met, your Acquired Fund shares will be exchanged for shares of the corresponding Acquiring Fund.
Q. Why are the Reorganizations being proposed?
A. The primary reason for the proposed Reorganizations is to provide for the ongoing management of the Acquired Funds.  UMB, the parent company of Scout Investments, entered into an agreement with Carillon Tower dated April 19, 2017, pursuant to which Carillon Tower agreed to acquire Scout Investments from UMB, including its Reams asset management division, and its business as the investment adviser to each Acquired Fund.  The Reorganizations are being proposed in conjunction with that sale, as Carillon Tower intends to add Scout Investments as an investment adviser to its boutique investment management platform.  The consummation of the sale of Scout Investments to Carillon Tower is contingent on the approval of the Reorganization Plan by shareholders of each Acquired Fund, other than the Scout Low Duration Bond Fund.  The proposed Reorganizations will also provide you with access to additional investment options and shareholder services.
Q. How will this affect me as an Acquired Fund shareholder?
A. If the proposed Reorganizations are approved by shareholders, you will become a shareholder of the corresponding Acquiring Fund, which will retain Carillon Tower as its investment adviser and Scout Investments as its subadviser.  Carillon Tower would replace each Acquired Fund’s existing investment adviser, Scout Investments.  The Reorganizations are not expected to change the manner in which each Acquired Fund is managed, and it is anticipated that the portfolio managers responsible for the Acquired Funds will be the portfolio managers for the Acquiring Funds.
Shareholders of an Acquired Fund with only one share class will receive Class I shares of the corresponding Acquiring Fund.  Shareholders of Institutional Class shares of an Acquired Fund also will receive Class I shares of the corresponding Acquiring Fund.  Shareholders of Class Y shares of an Acquired Fund will receive Class Y shares of the corresponding Acquiring Fund.  No sales charges or redemption fees will be applied in connection with the proposed Reorganizations.  The Acquiring Fund shares that you receive will have a total net asset value equal to the total net asset value of the Acquired Fund shares you held as of the closing date of the proposed Reorganizations.
Q. Will there be any changes to my fees and expenses as a result of the Reorganizations?
A. It is expected that, following the proposed Reorganizations, the total annual operating expenses of each Acquiring Fund will be the same or lower than the total annual operating expenses of each Acquired Fund at the same asset levels.  Additionally, if an Acquired Fund has an expense cap, the corresponding Acquiring Fund will cap expenses at the same rate that is currently in place for the Acquired Fund for a period of at least two years from the date of the closing of the Reorganization.
Q. Will there be any other changes that could affect me as an Acquired Fund shareholder?
A. Each Acquiring Fund is expected to be a series of Carillon Series Trust, a newly established Delaware statutory trust.  Currently, it is anticipated that Eagle Series Trust, which is a Massachusetts business trust, will reorganize into the Carillon Series Trust (the “Redomiciliation”), before the closing date of the Reorganizations.  However, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, Acquired Fund shareholders would reorganize into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of Carillon Series Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for the Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of Carillon Series Trust or a corresponding series of the Eagle Series Trust.
ii

Q. Will the value of shares I own change following the Reorganizations?
A. No, the total net asset value of the shares of the Acquiring Fund you receive will equal the total net asset value of the shares of the Acquired Fund that you hold at the time of the Reorganizations.
Q. Will the proposed Reorganizations result in any income tax liabilities?
A. We expect that neither an Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a result of the proposed Reorganizations.
Q. Who is paying the costs of the proposed Reorganizations?
A. UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the proposed Reorganizations equally.  The Acquired Funds and the Acquiring Funds will not bear any of these costs.
Q. What happens if the Reorganizations are not approved?
A. If the Reorganization of any Acquired Fund, other than Scout Low Duration Bond Fund, is not approved by the Acquired Fund’s shareholders, then none of the Reorganizations will occur. If all of the Reorganizations are approved except for the Reorganization of the Scout Low Duration Bond Fund, then the Transaction and all approved Reorganizations will proceed, provided all applicable conditions to closing are satisfied, and the Scout Low Duration Bond Fund’s advisory agreement with Scout Investments will terminate. In the event that the consummation of the Transaction and termination of the Scout Low Duration Bond Fund’s current advisory agreement occur before shareholder approval of the Reorganization is obtained for that Fund, it is anticipated that the Fund would rely on Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits the Scout Board (including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act) to approve and enter into an interim advisory agreement pursuant to which Scout Investments would serve as investment adviser to the Fund for up to 150 days following the termination of the Fund’s investment advisory agreement.
Q. How does the Scout Board recommend that I vote?
A. The Scout Board unanimously recommends that you vote “FOR” the proposed Reorganizations of the Acquired Funds into the Acquiring Funds.
Q. Is my vote important?
A. Yes, your vote is important no matter how many shares you own.  While the Scout Board has reviewed the proposed Reorganizations and recommends that you approve them, these proposals cannot go forward without shareholder approval.  An Acquired Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.
Q. How can I vote?
A. You can vote over the internet, via touchtone phone or by mail.  For instructions about each method, please see the enclosed proxy card for details.
Q. How do I contact you?
A. If you have any questions about the proposed Reorganizations or the proxy card, please call our proxy agent, toll-free at (866) 828-9088.  To learn more about Carillon Tower and the Acquiring Funds, please call (800) 421-4184.

PLEASE VOTE.
iii

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
iv

SCOUT FUNDS

Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout International Fund
Scout Low Duration Bond Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout Unconstrained Bond Fund

928 Grand Boulevard
Kansas City, MO 64106
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [OCTOBER 20], 2017
________________________

To the Shareholders:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the following Funds, each of which is a series of Scout Funds, will be held at the Scout Funds’ office, 928 Grand Boulevard, Kansas City, MO 64106, on [October 20], 2017, at [  ] [p.m.], Central time (the “Meeting”):

•	Scout Core Bond Fund,
•	Scout Core Plus Bond Fund,
•	Scout International Fund,
•	Scout Low Duration Bond Fund,
•	Scout Mid Cap Fund,
•	Scout Small Cap Fund, and
•	Scout Unconstrained Bond Fund (collectively, the “Acquired Funds”).

The Meeting will be held to act on the following proposals:
1.
To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of Scout Funds (the “Board”) (the “Reorganization Plan”), to reorganize the Scout Core Bond Fund, a series of Scout Funds, into the Carillon Reams Core Bond Fund, a newly created series of Carillon Series Trust (“Acquiring Trust”).

2.	To approve the Reorganization Plan, to reorganize the Scout Core Plus Bond Fund, a series of Scout Funds, into the Carillon Reams Core Plus Bond Fund, a newly created series of Acquiring Trust.
3.	To approve the Reorganization Plan, to reorganize the Scout International Fund, a series of Scout Funds, into the Carillon Scout International Fund, a newly created series of Acquiring Trust.
4.	To approve the Reorganization Plan, to reorganize the Scout Low Duration Bond Fund, a series of Scout Funds, into the Carillon Reams Low Duration Bond Fund, a newly created series of Acquiring Trust.
5.	To approve the Reorganization Plan, to reorganize the Scout Mid Cap Fund, a series of Scout Funds, into the Carillon Scout Mid Cap Fund, a newly created series of Acquiring Trust.
6.	To approve the Reorganization Plan, to reorganize the Scout Small Cap Fund, a series of Scout Funds, into the Carillon Scout Small Cap Fund, a newly created series of Acquiring Trust.

7.
To approve the Reorganization Plan, to reorganize the Scout Unconstrained Bond Fund, a series of Scout Funds, into the Carillon Reams Unconstrained Bond Fund, a newly created series of Acquiring Trust.

You should read the combined Proxy Statement/Prospectus attached to this notice prior to completing your proxy card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on [                                    ], 2017.
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY OR VOTING INSTRUCTION CARD PROMPTLY
If you attend the Meeting, you may vote your shares in person. To enter the building, please bring a photo identification and check in at the reception desk. Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the Internet. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy card or by attending the Meeting and voting in person.

By order of the Board, Jessica A. Schubel Secretary

Dated:    [________,] 2017
Kansas City, Missouri

PROXY STATEMENT

 for

Scout Core Bond Fund,
Scout Core Plus Bond Fund,
Scout International Fund,
Scout Low Duration Bond Fund,
Scout Mid Cap Fund,
Scout Small Cap Fund, and
Scout Unconstrained Bond Fund
each a series of Scout Funds

and

PROSPECTUS

for

Carillon Reams Core Bond Fund,
Carillon Reams Core Plus Bond Fund,
Carillon Scout International Fund,
Carillon Reams Low Duration Bond Fund,
Carillon Scout Mid Cap Fund,
Carillon Scout Small Cap Fund, and
Carillon Reams Unconstrained Bond Fund
each a series of Carillon Series Trust

Dated
[____________,] 2017

928 Grand Boulevard
Kansas City, Missouri  64106
1-877-726-8842
________________________

 This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Scout Funds, an open-end management investment company (“Scout Board”), on behalf of each series of Scout Funds listed below, for use at a special meeting of shareholders (“Meeting”) to be held at the Scout Funds’ office, 928 Grand Boulevard, Kansas City, MO 64106, on [October 20], 2017, at [  ] [p.m.], Central time:
•	Scout Core Bond Fund,
•	Scout Core Plus Bond Fund,
•	Scout International Fund,
•	Scout Low Duration Bond Fund,
•	Scout Mid Cap Fund,
•	Scout Small Cap Fund, and
•	Scout Unconstrained Bond Fund.

Each of the Scout Core Bond, Scout Core Plus Bond, Scout International, Scout Low Duration Bond, Scout Mid Cap, Scout Small Cap and Scout Unconstrained Bond Funds that is a series of Scout Funds is referred to herein as an “Acquired Fund” and together as the “Acquired Funds.”
The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.
To approve the Agreement and Plan of Reorganization and Termination between Scout Funds and Carillon Series Trust (“Acquiring Trust”) (the “Reorganization Plan”), to reorganize the Scout Core Bond Fund, a series of Scout Funds, into the Carillon Reams Core Bond Fund, a newly created series of Acquiring Trust.
Shareholders of the Scout Core Bond Fund.
2.	To approve the Reorganization Plan, to reorganize the Scout Core Plus Bond Fund, a series of Scout Funds, into the Carillon Reams Core Plus Bond Fund, a newly created series of Acquiring Trust.	Shareholders of the Scout Core Plus Bond Fund.
3.	To approve the Reorganization Plan, to reorganize the Scout International Fund, a series of Scout Funds, into the Carillon Scout International Fund, a newly created series of Acquiring Trust.	Shareholders of the Scout International Fund.
4.	To approve the Reorganization Plan, to reorganize the Scout Low Duration Bond Fund, a series of Scout Funds, into the Carillon Reams Low Duration Bond Fund, a newly created series of Acquiring Trust.	Shareholders of the Scout Low Duration Bond Fund.
5.	To approve the Reorganization Plan, to reorganize the Scout Mid Cap Fund, a series of Scout Funds, into the Carillon Scout Mid Cap Fund, a newly created series of Acquiring Trust.	Shareholders of the Scout Mid Cap Fund.
6.	To approve the Reorganization Plan, to reorganize the Scout Small Cap Fund, a series of Scout Funds, into the Carillon Scout Small Cap Fund, a newly created series of Acquiring Trust.	Shareholders of the Scout Small Cap Fund.
7.
To approve the Reorganization Plan, to reorganize the Scout Unconstrained Bond Fund, a series of Scout Funds, into the Carillon Reams Unconstrained Bond Fund, a newly created series of Acquiring Trust.
Shareholders of the Scout Unconstrained Bond Fund.
Each reorganization referred to in Proposals 1 - 7 above is referred to herein as a “Reorganization” and together as the “Reorganizations.”  Each of the Carillon Reams Core Bond, Carillon Reams Core Plus Bond, Carillon Scout International, Carillon Reams Low Duration Bond, Carillon Scout Mid Cap, Carillon Scout Small Cap and Carillon Reams Unconstrained Bond Funds is referred to herein as an “Acquiring Fund” and together as the “Acquiring Funds.”
Each of the Reorganizations is conditioned on the closing of the Transaction. The Transaction itself is contingent on the approval of the Reorganizations by shareholders of each Acquired Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions. Accordingly, the consummation of each Reorganization is contingent on the approval of all other Reorganizations, with the exception of the Reorganization involving the Scout Low Duration Bond Fund.
Currently, it is anticipated that Eagle Series Trust, which is a Massachusetts business trust, will reorganize into the Acquiring Trust, which is a newly established Delaware statutory trust (“Redomiciliation”), before the closing date of the Reorganizations.  However, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, each Reorganization will involve an Acquired Fund reorganizing into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of the Acquiring Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for the Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of the Acquiring Trust or a corresponding series of the Eagle Series Trust.

This Proxy Statement/Prospectus constitutes the proxy statement of each Acquired Fund for the Meeting and the prospectus for the shares of each Acquiring Fund that are currently being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by each Acquiring Fund in connection with the Reorganizations. Each Acquired Fund is a series of Scout Funds, an open-end management investment company. Each Acquiring Fund will be a newly created series of Acquiring Trust, an open-end management investment company. Each Acquiring Fund will not have commenced investment operations prior the Reorganizations and will have no assets or liabilities at the time the Reorganizations are consummated. Each Acquiring Fund will commence investment operations immediately upon completion of the Reorganizations. Each Acquiring Fund will have investment objectives and principal investment strategies that are substantially similar to those of its corresponding Acquired Fund.
This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting or providing voting instructions.  A Statement of Additional Information relating to this Proxy Statement/Prospectus dated [________], 2017 (“SAI”) has been filed with the SEC and is incorporated herein by reference.  A copy of the SAI may be obtained without charge by writing or calling [_______].
This Proxy Statement/Prospectus is being mailed to shareholders on or about [__________,] 2017.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:
1.	The Prospectus and Statement of Additional Information of Scout Funds, each dated October 28, 2016, as supplemented, with respect to the Acquired Funds (File Nos. 333-96461 and 811-09813); and
2.	The Statement of Additional Information dated [_________,] 2017, relating to the Reorganizations (File No. 333-_____).
3.
The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Acquired Fund for the year ended June 30, 2016 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of each Acquired Fund for the period ended December 31, 2016.

Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders.  For a free copy of any of the above documents, please call or write at the telephone number or the address above.
Because each Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Funds at this time.
Each of Acquiring Trust and Scout Funds (each, a “Trust” and together, the “Trusts”) is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, each Trust must file certain reports and other information with the SEC.  Text-only versions of all of the foregoing Acquired Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about each Acquired Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102 at prescribed rates. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.
No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Acquired Funds or Acquiring Funds.
THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
SUMMARY	1
Reasons for the Proposed Reorganizations	1
The Proposed Reorganizations	1
PROPOSAL 1: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT CORE BOND FUND INTO THE CARILLON REAMS CORE BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	3
Comparative Fee and Expense Tables	4
Example of Fund Expenses	6
Fund Turnover	6
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	6
Comparison of Principal Risk Factors	10
Fundamental & Non-Fundamental Investment Limitations	14
Performance Information	15
Capitalization	17
PROPOSAL 2: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT CORE PLUS BOND FUND INTO THE CARILLON REAMS CORE PLUS BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	17
Comparative Fee and Expense Tables	19
Example of Fund Expenses	21
Fund Turnover	21
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	21
Comparison of Principal Risk Factors	25
Fundamental & Non-Fundamental Investment Limitations	29
Performance Information	31
Capitalization	32
PROPOSAL 3: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT INTERNATIONAL FUND INTO THE CARILLON SCOUT INTERNATIONAL FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	33
Comparative Fee and Expense Tables	34
Example of Fund Expenses	35
Fund Turnover	35
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	36
Comparison of Principal Risk Factors	38
Fundamental & Non-Fundamental Investment Limitations	41
Performance Information	43
Capitalization	44
PROPOSAL 4: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT LOW DURATION BOND FUND INTO THE CARILLON REAMS LOW DURATION BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	44
Comparative Fee and Expense Tables	46
Example of Fund Expenses	47
Fund Turnover	48
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	48
Comparison of Principal Risk Factors	52
Fundamental & Non-Fundamental Investment Limitations	56
Performance Information	57
Capitalization	59
PROPOSAL 5: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT MID CAP FUND INTO THE CARILLON SCOUT MID CAP FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST	59
Comparative Fee and Expense Tables	61
Example of Fund Expenses	61
Fund Turnover	62
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	62

v

Comparison of Principal Risk Factors	65
Fundamental & Non-Fundamental Investment Limitations	68
Performance Information	69
Capitalization	70
PROPOSAL 6: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT SMALL CAP FUND INTO THE CARILLON SCOUT SMALL CAP FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.	70
Comparative Fee and Expense Tables	72
Example of Fund Expenses	72
Fund Turnover	73
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	73
Comparison of Principal Risk Factors	75
Fundamental & Non-Fundamental Investment Limitations	79
Performance Information	81
Capitalization	82
PROPOSAL 7: APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT UNCONSTRAINED BOND FUND INTO THE CARILLON REAMS UNCONSTRAINED BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST	82
Comparative Fee and Expense Tables	84
Example of Fund Expenses	85
Fund Turnover	86
Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers	86
Comparison of Principal Risk Factors	90
Fundamental & Non-Fundamental Investment Limitations	94
Performance Information	95
Capitalization	97
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	97
Terms of the Reorganization Plan	97
Description of the Securities to Be Issued	98
Board Considerations	99
Interim Advisory Agreement	100
Comparison of Fundamental Investment Limitations	100
Federal Income Tax Consequences of the Reorganizations	103
Rights of Shareholders of the Funds	104
Section 15(f) Safe Harbor	105
ADDITIONAL INFORMATION ABOUT THE FUNDS	106
Service Providers	106
The Adviser	106
Management and Administrative Fees	106
The Subadviser	107
Distributor, Transfer Agent, and Custodian	107
Independent Registered Public Accounting Firm	108
Portfolio Managers	108
Buying and Selling Shares	109
Buying Shares	109
Exchanges	109
Dividends and Other Distributions	109
Redemption Procedures	110
FINANCIAL HIGHLIGHTS	110
VOTING INFORMATION	110
Voting Rights	110
Required Shareholder Vote	111
Solicitation of Proxies and Voting Instructions	111
Proxy Solicitation	112
Adjournment or Postponement	112
Other Matters	112
Appendix A	A-1
Appendix B	B-1
Appendix C	16

SUMMARY
You should read this entire Proxy Statement/Prospectus carefully. The following is a summary of certain information relating to the Reorganizations and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus and the attached appendices. For additional information, you should consult the Reorganization Plan, a copy of which is attached hereto as Appendix A.
Reasons for the Proposed Reorganizations
The primary reason for the proposed Reorganizations is to provide for the ongoing management of each Acquired Fund. UMB Financial Corporation (“UMB”), the parent company of Scout Investments, Inc. (“Scout Investments”), the investment adviser of each Acquired Fund, and Carillon Tower Advisers, Inc. (“Carillon Tower”), entered into an agreement dated April 19, 2017, pursuant to which Carillon Tower would acquire Scout Investments from UMB (the “Transaction”).  The Reorganizations are being proposed in conjunction with that sale of Scout Investments to Carillon Tower.  The consummation of the sale of Scout Investments to Carillon Tower is contingent on the approval of each Reorganization by shareholders of each Acquired Fund, other than the Scout Low Duration Bond Fund.
If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Scout Investments, will be replaced by Carillon Tower, which will serve as investment adviser to each Acquiring Fund.  Scout Investments will serve as the subadviser to each Acquiring Fund.
The Reorganizations are not expected to change the manner in which each Acquired Fund is managed, and it is anticipated that the portfolio managers responsible for the Acquired Funds will be the portfolio managers for the Acquiring Funds. Each Acquiring Fund will have an investment objective and investment strategies that are substantially similar to those of the corresponding Acquired Fund. A comparison of the investment objective(s), policies, and strategies and principal risks of each Acquired Fund and its corresponding Acquiring Fund is included in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” and “Comparison of Principal Risk Factors” below.
The Funds have differing purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Funds - Buying and Selling Shares” below.
You will not incur any sales loads or similar transaction charges as a result of a Reorganization. In addition, each Acquiring Fund’s advisory fees will be the same as the corresponding Acquired Fund’s advisory fees, and the total annual operating expenses of each Acquiring Fund are expected to be the same or lower than the corresponding Acquired Fund’s current total annual operating expenses at the same asset levels.  Additionally, if an Acquired Fund has an expense cap, the corresponding Acquiring Fund will cap expenses at the same rate that is currently in place for the Acquired Fund for a period of at least two years from the date of the closing of the Reorganization.
The Proposed Reorganizations
This Proxy Statement/Prospectus is soliciting shareholders of each Acquired Fund as of [Record Date], 2017 to approve the Reorganization Plan, whereby the Acquired Fund will be reorganized into the corresponding Acquiring Fund.  (Each Acquired Fund and each Acquiring Fund is sometimes referred to herein as a “Fund.”)
The shares of beneficial interest of the Scout International Fund, Scout Low Duration Bond Fund, Scout Mid Cap Fund and Scout Small Cap Fund (the “Shares”) are not divided into multiple classes.  The shares of beneficial interest of the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund (together with the Shares, the “Acquired Fund Shares”) are divided into two classes, designated Institutional Class and Class Y shares.  Each Acquiring Fund’s shares are divided into multiple share classes, two of which are designated as Class I and Class Y shares (the “Acquiring Fund Shares”).  The rights and preferences of each class of Acquiring Fund Shares are similar to the corresponding class of Acquired Fund Shares.
With respect to each Reorganization, the Reorganization Plan provides for:

•
the transfer of all the assets of the Acquired Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the Acquired Fund’s shareholders of those Acquiring Fund Shares; and
•	the complete termination of the Acquired Fund.
Approval of the Reorganization Plan will constitute approval of the above-described transfer of assets and assumption of liabilities, distribution of shares and termination of each Acquired Fund.  If the Reorganization Plan is approved, each Acquired Fund’s existing investment adviser, Scout Investments, will be replaced by Carillon Tower, which will serve as investment adviser to each Acquiring Fund.  Scout Investments will serve as the subadviser to each Acquiring Fund.
Subject to shareholder approval, each Reorganization is expected to be effective at the close of business on October 27, 2017, or on a later date the Trusts agree upon (the “Closing Date”).  As a result of each Reorganization, each shareholder invested in shares of an Acquired Fund would become an owner of shares of the corresponding Acquiring Fund.  Each shareholder of Shares or of Institutional Class shares of an Acquired Fund would hold, immediately after the Closing Date, an equal number of Class I shares of the applicable Acquiring Fund, which would have an aggregate value equal to the aggregate value of the Shares or Institutional Class shares that shareholder held as of the Closing Date.  Each shareholder of Class Y shares of an Acquired Fund would hold, immediately after the Closing Date, an equal number of Class Y shares of the applicable Acquiring Fund, which would have an aggregate value equal to the aggregate value of the Class Y shares that shareholder held as of the Closing Date.  Each of the Reorganizations is conditioned on the closing of the Transaction.  The Transaction itself is contingent on the approval of the Reorganizations by shareholders of each Acquired Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions.  Accordingly, the consummation of each Reorganization is contingent on the approval of all other Reorganizations, with the exception of the Reorganization involving the Scout Low Duration Bond Fund.  Scout Funds believes that there will be no adverse tax consequences to shareholders as a result of the Reorganizations.  Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.
Currently, it is anticipated that Eagle Series Trust, which is a Massachusetts business trust, will reorganize into the Acquiring Trust, which is a newly established Delaware statutory trust, before the closing date of the Reorganizations.  However, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, each Reorganization will involve an Acquired Fund reorganizing into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of the Acquiring Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for the Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of the Acquiring Trust or a corresponding series of the Eagle Series Trust.
The Scout Board has unanimously approved the Reorganization Plan with respect to each Acquired Fund.  Accordingly, the Scout Board is submitting the Reorganization Plan for approval by each Acquired Fund’s shareholders.  In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the Acquired Fund(s) in which you were a shareholder on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the Proposals and the Reorganization Plan generally.  The Scout Board recommends that you vote “FOR” the Proposal applicable to your Acquired Fund(s) to approve the Reorganization Plan.

PROPOSAL 1:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT CORE BOND FUND INTO THE CARILLON REAMS CORE BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the Scout Core Bond Fund will be reorganized into the Carillon Reams Core Bond Fund.
In considering whether you should approve this Proposal, you should note the following:
History of the Acquiring Fund
•
The Carillon Reams Core Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Reams Core Bond Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout Core Bond Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout Core Bond Fund approve the Fund’s Reorganization, the Carillon Reams Core Bond Fund will assume and publish the operating history and performance record of the Scout Core Bond Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds

•
The Carillon Reams Core Bond Fund and the Scout Core Bond Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to seek a high level of total return consistent with the preservation of capital.  Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  The bonds in which each Fund may invest also include debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund invests primarily in investment grade securities and only invests in U.S. dollar denominated securities.  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Reams Core Bond Fund and the Scout Core Bond Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser
•
Scout Investments currently serves as the investment adviser for the Scout Core Bond Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Reams Core Bond Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Institutional Class shareholders of the Scout Core Bond Fund will receive Class I shares of the Carillon Reams Core Bond Fund and Class Y shareholders of the Scout Core Bond Fund will receive Class Y shares of the Carillon Reams Core Bond Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds

•
The annual operating expense ratios for the Carillon Reams Core Bond Fund’s Class I and Class Y shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout Core Bond Fund’s Institutional Class and Class Y shares, respectively, for the fiscal year ended June 30, 2016.  Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  Carillon Tower will enter into a similar agreement to limit the Carillon Reams Core Bond Fund’s total annual operating expenses to 0.40% for Class I shares and 0.80% for Class Y shares with a term lasting for at least two years from the Closing Date of the Reorganization.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The Scout Core Bond Fund pays Scout Investments an advisory fee at the annual rate of 0.40% on the Fund’s average daily net assets.  The Carillon Reams Core Bond Fund will pay Carillon Tower an advisory fee at the same rate.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.40% on the Fund’s average daily net assets.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net assets of the Acquiring Fund’s Class I and Class Y shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization
•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally.  The Scout Core Bond Fund and the Carillon Reams Core Bond Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout Core Bond Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Reams Core Bond Fund after giving effect to the proposed Reorganization.  The Carillon Reams Core Bond Fund is newly organized and has not had any operations of its own to date.  Fees and expenses for the Scout Core Bond Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The pro forma fees and expenses of the Carillon Reams Core Bond Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.

Shareholder Fees
(fees paid directly from your investment)
	Scout Core Bond Fund		Pro forma Carillon Reams Core Bond Fund (assuming the Reorganization is approved)
	Institutional Class	Class Y	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

	Scout Core Bond Fund		Pro forma Carillon Reams Core Bond Fund (assuming the Reorganization is approved)
	Institutional Class	Class Y	Class I	Class Y
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%	None	0.25%
Other Expenses	0.32%[1]	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.72%[1]	0.97%	0.72%	0.97%
Adviser’s Fee Waiver and/or Expense Assumption[2,3]	(0.32)%	(0.17)%	(0.32)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Assumption	0.40%	0.80%	0.40%	0.80%

[1]
“Total Annual Fund Operating Expenses” for Institutional Class shares do not correlate to the ratio of expenses to average net assets for the most recent fiscal year ended June 30, 2016 in the Financial Highlights table in the Fund’s most recent Annual Report. “Other Expenses” have been adjusted to accurately reflect the authorized fees and expenses of the Institutional Class shares.

2
Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  If “Total Annual Fund Operating Expenses” would fall below the current expense limit, Scout Investments may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which Scout Investments waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2018 unless the Scout Board consents to an earlier revision or termination as being in the best interests of the Fund.

[3]
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets for at least two years from the Closing Date of the Reorganization as follows: Class I - 0.40% and Class Y - 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:
•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund
Institutional Class	$41	$198	$369	$864
Class Y	$82	$292	$520	$1,174
Pro forma Carillon Reams Core Bond Fund (assuming the Reorganization is approved)
Class I	$41	$164	$336	$833
Class Y	$82	$274	$502	$1,158
Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout Core Bond Fund was 453% of the average value of its portfolio.  The Carillon Reams Core Bond Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Scout Core Bond Fund and the Carillon Reams Core Bond Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to seek a high level of total return consistent with the preservation of capital.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.
Each Fund has substantially similar principal investment strategies.  Each Fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  The bonds in which each Fund may invest also include debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund invests primarily in investment grade securities and only invests in U.S. dollar denominated securities, although each Fund may invest in securities of foreign issuers.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Acquired Fund	Acquiring Fund
Scout Core Bond Fund	Carillon Reams Core Bond Fund
Investment Objective
The investment objective of the Scout Core Bond Fund	The Carillon Reams Core Bond Fund will have the same

is a high level of total return consistent with the preservation of capital.

The Scout Core Bond Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.
investment objective. The Carillon Reams Core Bond Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The bonds in which the Fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund invests primarily in investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  In addition, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  All securities will be U.S. dollar denominated although they may be securities of foreign issuers.

The Fund may invest in derivative instruments, such as futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts) and credit default swap agreements subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information (“SAI”).  The Fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to bonds may be used to satisfy the Fund’s 80% investment policy.
Same, except that references to “investment adviser” are changed to “portfolio management team.”

The investment adviser attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The investment adviser first establishes the portfolio’s duration, or interest rate sensitivity.  The investment adviser determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the investment adviser will manage the portfolio with a duration greater than the benchmark.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  If the current real interest rate is less than historical norms, the market is considered overvalued and the investment adviser will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The investment adviser normally structures the Fund so that the overall portfolio has a duration of between two and seven years based on market conditions.  For purposes of calculating the Fund’s portfolio duration, the Fund includes the effect of the derivative instruments held by the Fund.

The investment adviser then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the Fund subject to sector exposure constraints.  However, for the more generic holdings in the Fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the investment adviser has determined an overall market strategy, the investment adviser selects the most attractive fixed income securities for the Fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

Investment Adviser
Scout Investments	Carillon Tower
Investment Subadviser
None.	Scout Investments
Portfolio Managers
No portfolio manager is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all portfolio managers work together to develop investment strategies with respect to the Fund’s portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by all the portfolio managers.  A staff of research analysts, traders and other investment professionals supports the portfolio managers.

Mark M. Egan, CFA, is the lead portfolio manager of the Fixed Income Funds.  Thomas M. Fink, CFA; Todd C. Thompson, CFA; Stephen T. Vincent, CFA; and Clark W. Holland, CFA, are co-portfolio managers of the Fixed Income Funds.  Mr. Egan joined Scout Investments on November 30, 2010.  He oversees the entire fixed income division of Scout Investments, Reams Asset Management, and retains oversight over all investment decisions.  Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC (“Reams”) from April 1994 until November 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a portfolio manager of National Investment Services until May 1990.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Fink joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a portfolio manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Thompson joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from July 2001 until November 2010.  Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Vincent joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from October 2005 until November 2010.  Mr. Vincent was a senior fixed income analyst at Reams from September 1994 to October 2005.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Holland joined Scout Investments on November 30, 2010 and became a portfolio manager in October 2014.  He was a portfolio analyst at Scout Investments from December 2010 until October 2014 and at Reams from February 2002 until November 2010.  Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group.  He is a CFA® charterholder and a member of the CFA Institute.

Same.
Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout Core Bond Fund and the Carillon Reams Core Bond Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies, and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Reams Core Bond Fund is subject to the principal risks described below.

Credit Risks
The Fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by the Fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.

Credit Ratings Risks	Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.
Derivatives Risks
Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund had invested in the reference obligation directly.  Derivatives are subject to general market risks, liquidity risks, interest rate risk, credit risks and management risks.  Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives risk may be more significant when derivatives are used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the Fund.  Derivatives can cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation.  Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent the Fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing and amount of the Fund’s taxable income or gains; or may otherwise adversely affect the value or performance of derivatives.  Compared to other types of investments, derivatives may also be less tax efficient.  The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Fixed Income Security Risks
Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Income Risks
The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risks
Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and has signaled additional increases in 2017. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

International Investing Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.
Issuer Risks
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risks Associated with Financial Instruments
Certain transactions of the Fund may give rise to a form of leverage.  Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions.  Certain derivatives that the Fund may use may create leverage.  Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.  Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Liquidity Risks
Liquidity risk is the possibility that the Fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers.  Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Maturity Risks
The Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mortgage- and Asset-Backed Securities Risks
Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the Fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the Fund. Premature repayment of principal would make it difficult for the Fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the Fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Portfolio Turnover Risks
The Fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. The Fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Redemption Risks
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Valuation Risks
Securities held by the Fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Reams Core Bond Fund.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Reams Core Bond Fund.  The Funds’ non-fundamental investment policies are set forth below:

Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout Core Bond Fund	Carillon Reams Core Bond Fund
Investing in Illiquid Securities
The Fund will not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund will not purchase shares of other investment companies, except in compliance with the 1940 Act or pursuant to a plan of merger or consolidation.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Borrowing Money
The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
None.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management.	None.

Short Selling and Margin
The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin, or sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
None.
Investing in UMB	The Fund will not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.	None.
Bank Borrowings	The Fund will not purchase securities when bank borrowings exceed 5% of its total assets.	None.
Futures and Options	The Fund will not engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the CEA.	None.
Performance Information
The Carillon Reams Core Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  After the Reorganization, which is subject to shareholder approval, the Carillon Reams Core Bond Fund, as the successor to the Scout Core Bond Fund, will assume and publish the operating history and performance record of the Class Y and Institutional Class shares of the Scout Core Bond Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout Core Bond Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one year, five years, ten years and since inception periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

The Frontegra Columbus Core Fund was reorganized into the Scout Core Bond Fund after the close of business on April 21, 2011.  Based on an analysis of the attributes of the funds, the historical performance and financial history of the Frontegra Columbus Core Fund was adopted by the Scout Core Bond Fund.  Therefore, performance information for periods prior to the close of business on April 21, 2011 is that of the Frontegra Columbus Core Fund.

After-tax returns for Class Y shares will vary from the Institutional Class shares’ after-tax returns shown.

Scout Core Bond Fund – Calendar Year Total Returns (Institutional Class)
[Bar chart to be inserted]
7.76%	-6.45%	28.36%	7.48%	7.64%	6.33%	-0.83%	2.27%	0.95%	[ ]%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
[20.71% (June 30, 2009)]					[-3.90% (September 30, 2008)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout Core Bond Fund - Average Annual Total Returns (As of December 31, 2016)
	One Year	Five Years	Ten Years/Since Inception
Institutional Class
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Class Y (Inception Date: April 21, 2011)
Return Before Taxes	[ ]%	[ ]%	[ ]%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Scout Core Bond Fund as of [DATE], and the Carillon Reams Core Bond Fund on a pro forma combined basis as of [DATE], after giving effect to the proposed Reorganization.  The Carillon Reams Core Bond Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout Core Bond Fund – Institutional Class	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Core Bond Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]
Scout Core Bond Fund – Class Y	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Core Bond Fund – Class Y (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]

After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout Core Bond Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 1.

PROPOSAL 2:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT CORE PLUS BOND FUND INTO THE CARILLON REAMS CORE PLUS BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 2 requests your approval of the Reorganization Plan, pursuant to which the Scout Core Plus Bond Fund will be reorganized into the Carillon Reams Core Plus Bond Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund
•
The Carillon Reams Core Plus Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Reams Core Plus Bond Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout Core Plus Bond Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout Core Plus Bond Fund approve the Fund’s Reorganization, the Carillon Reams Core Plus Bond Fund will assume and publish the operating history and performance record of the Scout Core Plus Bond Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Carillon Reams Core Plus Bond Fund and the Scout Core Plus Bond Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to seek a high level of total return consistent with the preservation of capital.  Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  The bonds in which each Fund may invest also include debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund invests primarily in investment grade securities but may invest 25% of its assets in non-investment grade securities (commonly known as “junk bonds”).  Each Fund may invest foreign securities, including investments in emerging markets.  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Reams Core Plus Bond Fund and the Scout Core Plus Bond Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser
•
Scout Investments currently serves as the investment adviser for the Scout Core Plus Bond Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Reams Core Plus Bond Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Institutional Class shareholders of the Scout Core Plus Bond Fund will receive Class I shares of the Carillon Reams Core Plus Bond Fund and Class Y shareholders of the Scout Core Plus Bond Fund will receive Class Y shares of the Carillon Reams Core Plus Bond Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds
•
The annual operating expense ratios for the Carillon Reams Core Plus Bond Fund’s Class I and Class Y shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout Core Plus Bond Fund’s Institutional Class and Class Y shares, respectively, for the fiscal year ended June 30, 2016.  Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  Carillon Tower will enter into a similar agreement to limit the Carillon Reams Core Plus Bond Fund’s total annual operating expenses to 0.40% for Class I shares and 0.80% for Class Y shares with a term lasting for at least two years from the Closing Date of the Reorganization.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The Scout Core Plus Bond Fund pays Scout Investments an advisory fee at the annual rate of 0.40% on the Fund’s average daily net assets.  The Carillon Reams Core Plus Bond Fund will pay Carillon Tower an advisory fee at the same rate.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.40% on the Fund’s average daily net assets.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net assets of the Acquiring Fund’s Class I and Class Y shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization
•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally.  The Scout Core Plus Bond Fund and the Carillon Reams Core Plus Bond Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout Core Plus Bond Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Reams Core Plus Bond Fund after giving effect to the proposed Reorganization.  The Carillon Reams Core Plus Bond Fund is newly organized and has not had any operations of its own to date.  Fees and expenses for the Scout Core Plus Bond Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The pro forma fees and expenses of the Carillon Reams Core Plus Bond Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.

Shareholder Fees
(fees paid directly from your investment)
	Scout Core Plus Bond Fund		Pro forma Carillon Reams Core Plus Bond Fund (assuming the Reorganization is approved)
	Institutional Class	Class Y	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

	Scout Core Plus Bond Fund		Pro forma Carillon Reams Core Plus Bond Fund (assuming the Reorganization is approved)
	Institutional Class	Class Y	Class I	Class Y
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%	None	0.25%
Other Expenses	0.25%[1]	0.24%	0.25%	0.24%
Total Annual Fund Operating Expenses	0.65%[1]	0.89%	0.65%	0.89%
Adviser’s Fee Waiver and/or Expense Assumption[2,3]	(0.25)%	(0.09)%	(0.25)%	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Assumption	0.40%	0.80%	0.40%	0.80%

[1]
“Total Annual Fund Operating Expenses” for Institutional Class shares do not correlate to the ratio of expenses to average net assets for the most recent fiscal year ended June 30, 2016 in the Financial Highlights table in the Fund’s most recent Annual Report. “Other Expenses” have been adjusted to accurately reflect the authorized fees and expenses of the Institutional Class shares.

[2]
Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  If “Total Annual Fund Operating Expenses” would fall below the current expense limit, Scout Investments may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which Scout Investments waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2018 unless the Scout Board consents to an earlier revision or termination as being in the best interests of the Fund.

[3]
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets for at least two years from the Closing Date of the Reorganization as follows: Class I - 0.40% and Class Y - 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund
Institutional Class	$41	$198	$369	$864
Class Y	$82	$292	$520	$1,174
Pro forma Carillon Reams Core Plus Bond Fund (assuming the Reorganization is approved)
Class I	$41	$156	$311	$762
Class Y	$82	$265	$475	$1,079
Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout Core Plus Bond Fund was 480% of the average value of its portfolio.  The Carillon Reams Core Plus Bond Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Scout Core Plus Bond Fund and the Carillon Reams Core Plus Bond Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to seek a high level of total return consistent with the preservation of capital.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially similar principal investment strategies.  Each Fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  The bonds in which each Fund may invest also include debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund invests primarily in investment grade securities but may invest 25% of its assets in non-investment grade securities (commonly known as “junk bonds”).  Each Fund may invest foreign securities, including investments in emerging markets.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:

Acquired Fund	Acquiring Fund
Scout Core Plus Bond Fund	Carillon Reams Core Plus Bond Fund

Investment Objective
The investment objective of the Scout Core Plus Bond Fund is a high level of total return consistent with the preservation of capital.

The Scout Core Plus Bond Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Reams Core Plus Bond Fund will have the same investment objective.

The Carillon Reams Core Plus Bond Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The bonds in which the Fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The Fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or “junk” bonds.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  In addition, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers.  The Fund may also invest in securities denominated in foreign currencies.  The Fund’s investments in the securities of foreign issuers may include investments in developing countries or emerging markets.

The Fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information (“SAI”).  The Fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain
Same, except that references to “investment adviser” are changed to “portfolio management team.”

exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to bonds may be used to satisfy the Fund’s 80% investment policy.

The investment adviser attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The investment adviser first establishes the portfolio’s duration, or interest rate sensitivity. The investment adviser determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the investment adviser will manage the portfolio with a duration greater than the benchmark.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  If the current real interest rate is less than historical norms, the market is considered overvalued and the investment adviser will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The investment adviser normally structures the Fund so that the overall portfolio has a duration of between two and seven years based on market conditions.  For purposes of calculating the Fund’s portfolio duration, the Fund includes the effect of the derivative instruments held by the Fund.

The investment adviser then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the Fund subject to sector exposure constraints.  However, for the more generic holdings in the Fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the investment adviser has determined an overall market strategy, the investment adviser selects the most attractive fixed income securities for the Fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

Investment Adviser
Scout Investments	Carillon Tower
Investment Subadviser
None.	Scout Investments
Portfolio Managers
No portfolio manager is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all portfolio managers work together to develop investment strategies with respect to the Fund’s portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by all the portfolio managers.  A staff of research analysts, traders and other investment professionals supports the portfolio managers.

Mark M. Egan, CFA, is the lead portfolio manager of the Fixed Income Funds.  Thomas M. Fink, CFA; Todd C. Thompson, CFA; Stephen T. Vincent, CFA; and Clark W. Holland, CFA, are co-portfolio managers of the Fixed Income Funds.  Mr. Egan joined Scout Investments on November 30, 2010.  He oversees the entire fixed income division of Scout Investments, Reams Asset Management, and retains oversight over all investment decisions.  Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC (“Reams”) from April 1994 until November 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a portfolio manager of National Investment Services until May 1990.  He is a CFA® charterholder and a member of the CFA Institute.
Same.

Mr. Fink joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a portfolio manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Thompson joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from July 2001 until November 2010.  Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Vincent joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from October 2005 until November 2010.  Mr. Vincent was a senior fixed income analyst at Reams from September 1994 to October 2005.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Holland joined Scout Investments on November 30, 2010 and became a portfolio manager in October 2014.  He was a portfolio analyst at Scout Investments from December 2010 until October 2014 and at Reams from February 2002 until November 2010.  Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group.  He is a CFA® charterholder and a member of the CFA Institute.

Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout Core Plus Bond Fund and the Carillon Reams Core Plus Bond Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies, and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Reams Core Plus Bond Fund is subject to the principal risks described below.

Credit Risks
The Fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by the Fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.
Credit Ratings Risks
Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Derivatives Risks
Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund had invested in the reference obligation directly.  Derivatives are subject to general market risks, liquidity risks, interest rate risk, credit risks and management risks.  Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives risk may be more significant when derivatives are used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the Fund.  Derivatives can cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation.  Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent the Fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing and amount of the Fund’s taxable income or gains; or may otherwise adversely affect the value or performance of derivatives.  Compared to other types of investments, derivatives may also be less tax efficient.  The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Fixed Income Security Risks
Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

High Yield Security Risks
Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the Fund’s securities, the achievement of the Fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
Income Risks
The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risks
Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and has signaled additional increases in 2017. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

International Investing Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.
Issuer Risks
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risks Associated with Financial Instruments
Certain transactions of the Fund may give rise to a form of leverage.  Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions.  Certain derivatives that the Fund may use may create leverage.  Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.  Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Liquidity Risks
Liquidity risk is the possibility that the Fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers.  Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Maturity Risks
The Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mortgage- and Asset-Backed Securities Risks
Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the Fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the Fund. Premature repayment of principal would make it difficult for the Fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the Fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Portfolio Turnover Risks
The Fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. The Fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Redemption Risks
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Valuation Risks
Securities held by the Fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Reams Core Plus Bond Fund.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Reams Core Plus Bond Fund.  The Funds’ non-fundamental investment policies are set forth below:

Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout Core Plus Bond Fund	Carillon Reams Core Plus Bond Fund
Investing in Illiquid Securities
The Fund will not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund will not purchase shares of other investment companies, except in compliance with the 1940 Act or pursuant to a plan of merger or consolidation.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Borrowing Money
The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
None.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management.	None.
Short Selling and Margin
The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin, or sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
None.
Investing in UMB	The Fund will not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.	None.
Bank Borrowings	The Fund will not purchase securities when bank borrowings exceed 5% of its total assets.	None.
Futures and Options	The Fund will not engage in futures or options on futures transactions,	None.

except in accordance with Rule 4.5 under the CEA.
Performance Information
The Carillon Reams Core Plus Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  After the Reorganization, which is subject to shareholder approval, the Carillon Reams Core Plus Bond Fund, as the successor to the Scout Core Plus Bond Fund, will assume and publish the operating history and performance record of the Class Y and Institutional Class shares of the Scout Core Plus Bond Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout Core Plus Bond Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one year, five years, ten years and since inception periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

The Frontegra Columbus Core Plus Fund was reorganized into the Scout Core Plus Bond Fund after the close of business on April 21, 2011.  Prior to that date, the Scout Core Plus Bond Fund had no investment operations.  Therefore, the historical returns shown below for periods prior to the close of business on April 21, 2011 are those of the Frontegra Columbus Core Plus Fund.

After-tax returns for Class Y shares will vary from the Institutional Class shares’ after-tax returns shown.

Scout Core Plus Bond Fund – Calendar Year Total Returns (Institutional Class)
[Bar chart to be inserted]
7.86%	-9.15%	35.19%	10.06%	8.28%	9.85%	-0.36%	2.32%	0.10%	[ ]%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
[25.80% (June 30, 2009)]					[-5.13% (September 30, 2008)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout Core Plus Bond Fund - Average Annual Total Returns (As of December 31, 2016)
	One Year	Five Years	Ten Years/Since Inception
Institutional Class
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Class Y (Inception Date: November 12, 2009)
Return Before Taxes	[ ]%	[ ]%	[ ]%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Capitalization
The following table shows the capitalization of the Scout Core Plus Bond Fund as of [DATE], and the Carillon Reams Core Plus Bond Fund on a pro forma combined basis as of [DATE], after giving effect to the proposed Reorganization.  The Carillon Reams Core Plus Bond Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout Core Plus Bond Fund – Institutional Class	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Core Plus Bond Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]
Scout Core Plus Bond Fund – Class Y	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Core Plus Bond Fund – Class Y (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]

After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout Core Plus Bond Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 2.

PROPOSAL 3:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT INTERNATIONAL FUND INTO THE CARILLON SCOUT INTERNATIONAL FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.

This Proposal 3 requests your approval of the Reorganization Plan, pursuant to which the Scout International Fund will be reorganized into the Carillon Scout International Fund.

In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund
•
The Carillon Scout International Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Scout International Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout International Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout International Fund approve the Fund’s Reorganization, the Carillon Scout International Fund will assume and publish the operating history and performance record of the Scout International Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Carillon Scout International Fund and the Scout International Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to seek long-term growth of capital and income.  Each Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Scout International Fund and the Scout International Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser
•
Scout Investments currently serves as the investment adviser for the Scout International Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Scout International Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Shareholders of the Scout International Fund will receive Class I shares of the Carillon Scout International Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds
•
The annual operating expense ratios for the Carillon Scout International Fund’s Class I shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout International Fund for the fiscal year ended June 30, 2016.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.
•
The Scout International Fund pays Scout Investments an advisory fee at the annual rate of 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion.  The Carillon Scout International Fund will pay Carillon Tower an advisory fee at the same rates.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net assets of the Acquiring Fund’s Class I shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization
•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally.  The Scout International Fund and the Carillon Scout International Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout International Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Scout International Fund after giving effect to the proposed Reorganization.  The Carillon Scout International Fund is newly organized and has not had any operations of its own to date.  Fees and expenses for the Scout International Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The pro forma fees and expenses of the Carillon Scout International Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.

Shareholder Fees
(fees paid directly from your investment)
	Scout International Fund	Pro forma Carillon Scout International Fund (assuming the Reorganization is approved)
	Shares	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)
	Scout International Fund	Pro forma Carillon Scout International Fund (assuming the Reorganization is approved)
	Shares	Class I
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	None	None
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	1.05%	1.05%
Example of Fund Expenses
This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:
•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year; and
•	The Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Scout International Fund – Shares	$107	$334	$579	$1,283
Pro forma Carillon Scout International Fund (assuming the Reorganization is approved) – Class I	$107	$334	$579	$1,283
Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout International Fund was 23% of the average value of its portfolio.  The Carillon Scout International Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Scout International Fund and the Carillon Scout International Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to seek long-term growth of capital and income.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of the each Fund may be changed without shareholder approval.
Each Fund has substantially similar principal investment strategies.  Each Fund invests in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Acquired Fund	Acquiring Fund
Scout International Fund	Carillon Scout International Fund
Investment Objective
The investment objectives of the Scout International Fund are long-term growth of capital and income.

The Scout International Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Scout International Fund will have the same investment objectives.

The Carillon Scout International Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies
The Fund normally pursues its objectives by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.  The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, and warrants and other rights.  The Fund normally invests at least 80% of its net assets in equity securities as described above.

In selecting securities for the Fund, Scout Investments, primarily performs fundamental “bottom-up” analysis to uncover companies that best fit its investment criteria. This includes evaluation of a company’s cash flow, financial strength, profitability, and potential or actual catalysts that could positively impact share prices.  The Fund primarily seeks to invest in securities of seasoned companies that are known for the quality and acceptance of their products or services.

The investment adviser also considers geopolitical and macroeconomic issues.  In addition, the Fund may invest in a company domiciled in the United States if more than 50% of the company’s assets, personnel, sales or earnings are located outside the United States and therefore the company’s primary business is carried on
Same, except that references to “investment adviser” are changed to “portfolio management team.”

outside the United States.

The investment adviser believes that the intrinsic worth and consequent value of the stock of most well-managed and successful companies does not usually change rapidly, even though wide variations in the price may occur. Accordingly, long-term positions in stocks will normally be taken and maintained while the companies’ record and prospects continue to meet with the investment adviser’s approval.

The Fund intends to diversify investments among industries and among a number of countries throughout the world. In addition, the Fund may invest a substantial portion of its assets (more than 25%) in one or more countries if economic and business conditions warrant such investment. The Fund will invest no more than 20% of its net assets in investments in developing countries or emerging markets.

Cash Management Investments
The Fund may also invest a portion of its net assets (up to 20%) in high-grade fixed income securities or other investments that may provide income, including cash and money market securities. In such cases, the Fund will resume investing primarily in equity securities when conditions warrant.

Temporary Defensive Strategy
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

Investment Adviser
Scout Investments	Carillon Tower
Investment Subadviser
None.	Scout Investments
Portfolio Managers
Michael D. Stack, CFA, is the lead portfolio manager of the Scout International Fund. Mr. Stack has served as	Same.

the lead portfolio manager of the Fund since January 1, 2015.  Mr. Stack previously was a co-lead portfolio manager of the Fund from March 31, 2014 through December 31, 2014, co-portfolio manager of the Fund from April 2012 through March 30, 2014 and an assistant portfolio manager of the Fund from February 2006 through December 2007.  Mr. Stack has served as a portfolio manager at Scout Investments since February 2006.  Prior to joining Scout Investments, he was employed at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack earned his Bachelor of Commerce from University College Dublin and an MBA in Finance from Columbia Business School in New York.  Mr. Stack is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

Angel M. Lupercio is a co-portfolio manager of the Scout International Fund.  Mr. Lupercio has served as a co-portfolio manager of the Fund since January 1, 2015.  Mr. Lupercio previously served as a senior investment analyst for the Scout Investments’ international investment team.  He joined Scout Investments in 2007, following previous employment at A.G. Edwards & Sons, Inc. from 2005-2007 and Bear Stearns from 2002-2005.  Mr. Lupercio earned his Bachelor of Science in Business Administration from Rockhurst University and his MBA with a concentration in finance from the Olin Business School at Washington University in St. Louis.  Mr. Lupercio is a member of the CFA Society Kansas City.

Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout International Fund and the Carillon Scout International Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies, and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Scout International Fund is subject to the principal risks described below.
Equity Securities
The Fund’s equity securities investments are subject to stock market risk. Such investments may also expose the Fund to additional risks:

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

 Depositary Receipts. The Fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

 Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign and Emerging Market Securities Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.
Growth Stocks
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Liquidity
Liquidity risk is the possibility that the Fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers.  Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Market Risks
Markets may at times be volatile and the value of the Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The results of the recent U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.
Market Timing
Because of specific securities the Fund may invest in, it could be subject to the risk of market timing activities by Fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. The Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that the manager and transfer agent of the Funds can detect all market timing activities.

Value Investing Risks
Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Scout International Fund. A “fundamental” investment policy is one that may not be changed without a shareholder vote. For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”

If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Scout International Fund. The Funds’ non-fundamental investment policies are set forth below:
Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout International Fund	Carillon Scout International Fund
Investing in Illiquid Securities	The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid.
The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund will not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Borrowing Money
The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
None.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management;	None.
Short Selling and Margin	The Fund will not purchase securities on margin, or sell securities short.	None.
Investing in New Issuers
The Fund will not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years’ continuous operations.
None.
Dealings with Officers or Directors	The Fund will not enter into dealings with its officers or directors, its	None.

investment adviser or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in a Fund’s own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time.
Investing in Securities of Companies Owned by Officers or Directors
The Fund will not purchase or retain securities of any company in which any Fund officers or directors, or Fund investment adviser or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company’s securities, if all such persons owning more than 1/2 of 1% of said company’s securities own in the aggregate more than 5% of the outstanding securities of such company.
None.
Indebtedness of Others	The Fund will not make itself or its assets liable for the indebtedness of others.	None.
Unlimited Liability	The Fund will not invest in securities which are assessable or involve unlimited liability.	None.
Investing in UMB	The Fund will not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.	None.

Performance Information
The Carillon Scout International Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  After the Reorganization, which is subject to shareholder approval, the Carillon Scout International Fund, as the successor to the Scout International Fund, will assume and publish the operating history and performance record of the Shares of the Scout International Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout International Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one, five, and ten year periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

Scout International Fund – Calendar Year Total Returns
[Bar chart to be inserted]
17.80%	-38.06%	35.54%	13.17%	-12.35%	21.28%	13.14%	-4.36%	-4.47%	[ ]%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
[21.57% (September 30, 2009)]					[-20.84% (September 30, 2011)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout International Fund - Average Annual Total Returns (As of December 31, 2016)
	One Year	Five Years	Ten Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Capitalization
The following table shows the capitalization of the Scout International Fund as of [DATE], and the Carillon Scout International Fund on a pro forma combined basis as of [DATE], after giving effect to the proposed Reorganization.  The Carillon Scout International Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.
	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout International Fund	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Scout International Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]

After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout International Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 3.
PROPOSAL 4:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT LOW DURATION BOND FUND INTO THE CARILLON REAMS LOW DURATION BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.
This Proposal 4 requests your approval of the Reorganization Plan, pursuant to which the Scout Low Duration Bond Fund will be reorganized into the Carillon Reams Low Duration Bond Fund.
In considering whether you should approve this Proposal, you should note the following:

History of the Acquiring Fund
•
The Carillon Reams Low Duration Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Reams Low Duration Bond Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout Low Duration Bond Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout Low Duration Bond Fund approve the Fund’s Reorganization, the Carillon Reams Low Duration Bond Fund will assume and publish the operating history and performance record of the Scout Low Duration Bond Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Carillon Reams Low Duration Bond Fund and the Scout Low Duration Bond Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to seek a high level of total return consistent with the preservation of capital.  Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in fixed income instruments, which can be of varying maturity and include bonds, debt securities, mortgage- and asset-backed securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund targets an estimated average portfolio duration of one to four years.  Each Fund invests primarily in investment grade securities but may invest up to 25% in non-investment grade securities (commonly known as “junk bonds”).  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Reams Low Duration Bond Fund and the Scout Low Duration Bond Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser
•
Scout Investments currently serves as the investment adviser for the Scout Low Duration Bond Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Reams Low Duration Bond Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Shareholders of the Scout Low Duration Bond Fund will receive Class I shares of the Carillon Reams Low Duration Bond Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds
•
The annual operating expense ratios for the Carillon Reams Low Duration Bond Fund’s Class I shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout Low Duration Bond Fund for the fiscal year ended June 30, 2016.  Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40%.  Carillon Tower will enter into a similar agreement to limit the Carillon Reams Low Duration Bond

Fund’s total annual operating expenses to 0.40% for Class I shares with a term lasting for at least two years from the Closing Date of the Reorganization.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The Scout Low Duration Bond Fund pays Scout Investments an advisory fee at the annual rate of 0.30% on the Fund’s average daily net assets.  The Carillon Reams Low Duration Bond Fund will pay Carillon Tower an advisory fee at the same rate.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.30% on the Fund’s average daily net assets.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net assets of the Acquiring Fund’s Class I shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization
•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally. The Scout Low Duration Bond Fund and the Carillon Reams Low Duration Bond Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout Low Duration Bond Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Reams Low Duration Bond Fund after giving effect to the proposed Reorganization.  Fees and expenses for the Scout Low Duration Bond Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The Carillon Reams Low Duration Bond Fund is newly organized and has not had any operations of its own to date.  The pro forma fees and expenses of the Carillon Reams Low Duration Bond Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.

Shareholder Fees
(fees paid directly from your investment)
	Scout Low Duration Bond Fund	Pro forma Carillon Reams Low Duration Bond Fund (assuming the Reorganization is approved)
	Shares	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)
	Scout Low Duration Bond Fund	Pro forma Carillon Reams Low Duration Bond Fund (assuming the Reorganization is approved)
	Shares	Class I
Management Fee	0.30%	0.30%
Distribution and/or Service Fees (12b-1 fees)	None	None
Other Expenses	0.62%	0.62%
Total Annual Fund Operating Expenses	0.92%	0.92%
Adviser’s Fee Waiver and/or Expense Assumption[1,2]	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Assumption	0.40%	0.40%
[1]
Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40%.  If “Total Annual Fund Operating Expenses” would fall below the current expense limit, Scout Investments may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which Scout Investments waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2018 unless the Scout Board consents to an earlier revision or termination as being in the best interests of the Fund.

[2]
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that: annual operating expenses of the class exceed a percentage of the class’ average daily net assets for at least two years from the Closing Date of the Reorganization as follows: Class I - 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses
This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:
•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and
•	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Scout Low Duration Bond Fund – Shares	$41	$241	$458	$1,084
Pro forma Carillon Reams Low Duration Bond Fund – Class I (assuming the Reorganization is approved)	$41	$186	$405	$1,033
Fund Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout Low Duration Bond Fund was 94% of the average value of its portfolio.  The Carillon Reams Low Duration Bond Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Scout Low Duration Bond Fund and the Carillon Reams Low Duration Bond Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to seek a high level of total return consistent with the preservation of capital.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially similar principal investment strategies.  Each Fund invests at least 80% of its net assets in fixed income instruments, which can be of varying maturity and include bonds, debt securities, mortgage- and asset-backed securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund targets an estimated average portfolio duration of one to four years.  Each Fund invests primarily in investment grade securities but may invest up to 25% in non-investment grade securities (commonly known as “junk bonds”).

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:

Acquired Fund	Acquiring Fund
Scout Low Duration Bond Fund	Carillon Reams Low Duration Bond Fund
Investment Objective
The investment objective of the Scout Low Duration Bond Fund is a high level of total return consistent with the preservation of capital.

The Scout Low Duration Bond Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Reams Low Duration Bond Fund will have the same investment objective.

The Carillon Reams Low Duration Bond Fund’s investment objective will also be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least	Same, except that references to “investment adviser” are

80% of its net assets in fixed income instruments.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The fixed income instruments in which the Fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The investment adviser targets an estimated average portfolio duration of one to four years.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  For purposes of calculating the Fund’s portfolio duration, the Fund includes the effect of the derivative instruments held by the Fund.  The Fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or “junk” bonds.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  In addition, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers.

The Fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information (“SAI”).  The Fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to changed to “portfolio management team.”

fixed income instruments may be used to satisfy the Fund’s 80% investment policy.

The investment adviser attempts to maximize total return through opportunistic investing in a broad array of eligible securities while structuring the Fund so that the overall portfolio has an average portfolio duration of between one to four years based on market conditions. The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market. The investment adviser first establishes the portfolio’s duration, or interest rate sensitivity. The investment adviser determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the investment adviser will manage the portfolio with a duration greater than the benchmark. In general, securities with longer maturities are more sensitive to interest rate changes. If the current real interest rate is less than historical norms, the market is considered overvalued and the investment adviser will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The investment adviser then considers sector exposures. Sector exposure decisions are made on both a top-down and bottom-up basis. A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the Fund subject to sector exposure constraints. However, for the more generic holdings in the Fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the investment adviser has determined an overall market strategy, the investment adviser selects the most attractive fixed income securities for the Fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.
Investment Adviser
Scout Investments	Carillon Tower
Investment Subadviser
None.	Scout Investments
Portfolio Managers
No portfolio manager is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all portfolio managers work together to develop investment strategies with respect to the Fund’s portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by all the portfolio managers.  A staff of research analysts, traders and other investment professionals supports the portfolio managers.

Mark M. Egan, CFA, is the lead portfolio manager of the Fixed Income Funds.  Thomas M. Fink, CFA; Todd C. Thompson, CFA; Stephen T. Vincent, CFA; and Clark W. Holland, CFA, are co-portfolio managers of the Fixed Income Funds.  Mr. Egan joined Scout Investments on November 30, 2010.  He oversees the entire fixed income division of Scout Investments, Reams Asset Management, and retains oversight over all investment decisions.  Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC (“Reams”) from April 1994 until November 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a portfolio manager of National Investment Services until May 1990.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Fink joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a portfolio manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Thompson joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from July 2001 until November 2010.  Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the
Same.

Ohio Public Employees Retirement System from 1994 until 1999.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Vincent joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from October 2005 until November 2010.  Mr. Vincent was a senior fixed income analyst at Reams from September 1994 to October 2005.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Holland joined Scout Investments on November 30, 2010 and became a portfolio manager in October 2014.  He was a portfolio analyst at Scout Investments from December 2010 until October 2014 and at Reams from February 2002 until November 2010.  Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group.  He is a CFA® charterholder and a member of the CFA Institute.

Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout Low Duration Bond Fund and the Carillon Reams Low Duration Bond Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies, and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Reams Low Duration Bond Fund is subject to the principal risks described below.
Credit Risks
The Fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by the Fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.

Credit Ratings Risks
Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Derivatives Risks	Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, credit risks and management risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the Fund. Derivatives can cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent the Fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing and amount of the Fund’s taxable income or gains; or may otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Fixed Income Security Risks
Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

High Yield Security Risks
Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the Fund’s securities, the achievement of the Fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Income Risks
The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risks
Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and has signaled additional increases in 2017. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

International Investing Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Issuer Risks
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risks Associated with Financial Instruments
Certain transactions of the Fund may give rise to a form of leverage.  Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions.  Certain derivatives that the Fund may use may create leverage.  Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.  Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Liquidity Risks	Liquidity risk is the possibility that the Fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Maturity Risks
The Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mortgage- and Asset-Backed Securities Risks
Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the Fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the Fund. Premature repayment of principal would make it difficult for the Fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the Fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.
Portfolio Turnover Risks
The Fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. The Fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Redemption Risks
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Valuation Risks
Securities held by the Fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Reams Low Duration Bond Fund.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”
If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Reams Low Duration Bond Fund.  The Funds’ non-fundamental investment policies are set forth below:
Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout Low Duration Bond Fund	Carillon Reams Low Duration Bond Fund
Investing in Illiquid Securities
The Fund will not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund will not purchase shares of other investment companies, except in compliance with the 1940 Act or pursuant to a plan of merger or consolidation.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.

Borrowing Money
The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
None.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management.	None.
Short Selling and Margin
The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin, or sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
None.
Investing in UMB	The Fund will not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.	None.
Bank Borrowings	The Fund will not purchase securities when bank borrowings exceed 5% of its total assets.	None.
Futures and Options	The Fund will not engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the CEA.	None.
Performance Information
The Carillon Reams Low Duration Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Carillon Reams Low Duration Bond Fund, as the successor to the

Scout Low Duration Bond Fund, will assume and publish the operating history and performance record of the Shares of the Scout Low Duration Bond Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout Low Duration Bond Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one year and since inception periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

Scout Low Duration Bond Fund – Calendar Year Total Returns
[Bar chart to be inserted]
1.43%	1.00%	0.56%	[ ]%
2013	2014	2015	2016
Best Quarter (% and quarter end date)		Worst Quarter (% and quarter end date)
[0.82% (September 30, 2013)]		[-0.67% (June 30, 2013)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout Low Duration Bond Fund - Average Annual Total Returns (As of December 31, 2016)
	One Year	Since Inception
Fund Inception Date: August 29, 2012
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Scout Low Duration Bond Fund as of [DATE], and the Carillon Reams Low Duration Bond Fund on a pro forma combined basis as of [DATE] after giving effect to the proposed Reorganization. The Carillon Reams Low Duration Bond Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.
	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout Low Duration Bond Fund – Shares	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Low Duration Bond Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]
After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout Low Duration Bond Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 4.
PROPOSAL 5:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT MID CAP FUND INTO THE CARILLON SCOUT MID CAP FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.
This Proposal 5 requests your approval of the Reorganization Plan, pursuant to which the Scout Mid Cap Fund will be reorganized into the Carillon Scout Mid Cap Fund.
In considering whether you should approve this Proposal, you should note the following:
History of the Acquiring Fund
•
The Carillon Scout Mid Cap Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Scout Mid Cap Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout Mid Cap Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout Mid Cap Fund approve the Fund’s Reorganization, the Carillon Scout Mid Cap Fund will assume and publish the operating history and performance record of the Scout Mid Cap Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Carillon Scout Mid Cap Fund and the Scout Mid Cap Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to seek long-term growth of capital.  Each Fund seeks to achieve its investment objective by investing primarily in common stocks of mid cap companies.  Each Fund invests at least 80% of its net assets in mid cap equity securities.  The equity securities in which each Fund may invest include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and real estate investment trusts (“REITs”).  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Scout Mid Cap Fund and the Scout Mid Cap Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•
Scout Investments currently serves as the investment adviser for the Scout Mid Cap Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Scout Mid Cap Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Shareholders of the Scout Mid Cap Fund will receive Class I shares of the Carillon Scout Mid Cap Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds
•
The annual operating expense ratios for the Carillon Scout Mid Cap Fund’s Class I shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout Mid Cap Fund for the fiscal year ended June 30, 2016.  Scout Investments has entered into an agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 30, 2018 to the extent necessary so that “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses) do not exceed 1.40% of the Fund’s average daily net assets.  Carillon Tower will enter into a similar agreement to limit the Carillon Scout Mid Cap Fund’s total annual operating expenses to 1.40% for Class I shares with a term lasting for at least two years from the Closing Date of the Reorganization.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The Scout Mid Cap Fund pays Scout Investments an advisory fee at the annual rate of 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion.  The Carillon Scout Mid Cap Fund will pay Carillon Tower an advisory fee at the same rates.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net assets of the Acquiring Fund’s Class I shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization

•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally.  The Scout Mid Cap Fund and the Carillon Scout Mid Cap Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout Mid Cap Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Scout Mid Cap Fund after giving effect to the proposed Reorganization.  The Carillon Scout Mid Cap Fund is newly organized and has not had any operations of its own to date.  Fees and expenses for the Scout Mid Cap Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The pro forma fees and expenses of the Carillon Scout Mid Cap Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.
Shareholder Fees
(fees paid directly from your investment)
	Scout Mid Cap Fund	Pro forma Carillon Scout Mid Cap Fund (assuming the Reorganization is approved)
	Shares	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

	Scout Mid Cap Fund	Pro forma Carillon Scout Mid Cap Fund (assuming the Reorganization is approved)
	Shares	Class I
Management Fee	0.77%	0.77%
Distribution and/or Service Fees (12b-1 fees)	None	None
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	1.04%	1.04%
Example of Fund Expenses
This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:
•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Scout Mid Cap Fund – Shares	$106	$331	$574	$1,271
Pro forma Carillon Scout Mid Cap Fund – Class I (assuming the Reorganization is approved)	$106	$331	$574	$1,271
Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout Mid Cap Fund was 161% of the average value of its portfolio.  The Carillon Scout Mid Cap Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Scout Mid Cap Fund and the Carillon Scout Mid Cap Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to seek long-term growth of capital.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.
Each Fund has substantially similar principal investment strategies.  Each Fund invests at least 80% of its net assets in mid cap equity securities.  The equity securities in which each Fund may invest include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Acquired Fund	Acquiring Fund
Scout Mid Cap Fund	Carillon Scout Mid Cap Fund
Investment Objective
The investment objective of the Scout Mid Cap Fund is long-term growth of capital.

The Scout Mid Cap Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Scout Mid Cap Fund will have the same investment objective.

The Carillon Scout Mid Cap Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies
The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the fund’s Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Mid cap equity securities are securities issued by companies that fall within the market capitalization range of the Russell Midcap® Index (the “Index”) at the time of purchase. As of September 30, 2016, the market capitalization range for the Index was approximately $679.40 million to $43.54 billion.  The Fund maintains a

The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the fund’s Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The Fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations greater than $1 billion and equal to or less than the largest company in the Russell Midcap® Growth Index during the most recent 12-month period (approximately $52.4 billion during the 12-month period ended December 31, 2016).

portfolio of investments diversified across companies and economic sectors.

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).

Scout Investments, Inc. normally invests the Fund’s assets in a diversified portfolio of equity securities.  The investment adviser seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the investment adviser may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

The Fund maintains a portfolio of investments diversified across companies and economic sectors.

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).

The Fund normally invests in a diversified portfolio of equity securities.  The portfolio management team seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the portfolio management team may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

Temporary Defensive Strategy
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

Investment Adviser
Scout Investments	Carillon Tower

Investment Subadviser
None.	Scout Investments
Portfolio Managers
G. Patrick Dunkerley, CFA, is the lead portfolio manager of the Scout Mid Cap Fund, and has served as the lead portfolio manager since the Fund’s inception on October 31, 2006.  He joined Scout Investments in 2006, following previous employment at Victory Capital Management from 2001-2006, where he served as an assistant portfolio manager, and subsequently as chief investment officer of mid cap core equity and as the lead portfolio manager of a mid cap mutual fund and mid cap separate accounts. Mr. Dunkerley earned his Bachelor of Science in Business Administration from the University of Missouri and his MBA from Golden Gate University. Mr. Dunkerley is a CFA® charterholder a member of the CFA Society Kansas City as well as the CFA Institute.

Derek M. Smashey, CFA, has served as a co-portfolio manager since the Scout Mid Cap Fund’s inception on October 31, 2006. He joined Scout Investments in 2006, following previous employment at Nations Media Partners, Inc. from 2003-2006, where he served as an associate director, and Sprint Corporation from 2000-2003 where he served as Internal Consultant. Mr. Smashey earned his Bachelor of Science in Finance from Northwest Missouri State University and his MBA from the University of Kansas. Mr. Smashey is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

John A. Indellicate II, CFA, has served as a co-portfolio manager of the Scout Mid Cap Fund since June 2011.  He joined Scout Investments in 2004 and has since served as a quantitative analyst and a securities analyst.  He earned his Bachelor of Arts in Economics from Harvard University.  Mr. Indellicate is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

Jason J. Votruba, CFA, is a co-portfolio manager of the Scout Mid Cap Fund. Mr. Votruba has served as a portfolio manager of the Fund since October 2013.  Previously, Mr. Votruba served as a portfolio manager of the Scout Small Cap Fund since he joined Scout Investments in 2002. Prior to joining Scout Investments, Mr. Votruba provided investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba earned his Bachelor of Science in Business Administration from Kansas State University. He is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.
Same.

Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout Mid Cap Fund and the Carillon Scout Mid Cap Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies, and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Scout Mid Cap Fund is subject to the principal risks described below.
Equity Securities Risks
The Fund’s equity securities investments are subject to stock market risk. Such investments may also expose the Fund to additional risks:

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

 Depositary Receipts. The Fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Growth Investing Risks
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

International Investing Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Market Risks
Markets may at times be volatile and the value of the Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The results of the recent U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.
Mid Cap Company Risks
Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund that invests in mid-cap companies should expect that the value of the Fund’s shares will be more volatile than the Fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Portfolio Turnover Risks
The Fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. The Fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

REIT Risks
The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Small Cap Company Risks
Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund that invests in small-cap companies should expect that the value of the Fund’s shares will be more volatile than the Fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Value Investing Risks
Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Scout Mid Cap Fund.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”
If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Scout Mid Cap Fund.  The Funds’ non-fundamental investment policies are set forth below:
Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout Mid Cap Fund	Carillon Scout Mid Cap Fund
Investing in Illiquid Securities	The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid.
The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund is authorized to purchase shares of other investment companies, such as mutual funds (including money market funds) or ETFs, subject to certain percentage limits set forth in the 1940 Act.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Borrowing Money	The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not	None.

purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management.	None.
Short Selling and Margin	The Fund will not purchase securities on margin, or sell securities short.	None.

Performance Information
The Carillon Scout Mid Cap Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  After the Reorganization, which is subject to shareholder approval, the Carillon Scout Mid Cap Fund, as the successor to the Scout Mid Cap Fund, will assume and publish the operating history and performance record of the Shares of the Scout Mid Cap Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout Mid Cap Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one year, five years and since inception periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

Scout Mid Cap Fund – Calendar Year Total Returns
[Bar chart to be inserted]
21.94%	-35.10%	47.16%	27.89%	0.32%	9.89%	37.68%	4.09%	1.41%	[ ]%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
[23.59% (June 30, 2009)]					[-22.07% (September 30, 2008)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout Mid Cap Fund - Average Annual Total Returns (As of December 31, 2016)
	One Year	Five Years	Ten Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Capitalization
The following table shows the capitalization of the Scout Mid Cap Fund as of [DATE], and the Carillon Scout Mid Cap Fund on a pro forma combined basis as of [DATE], after giving effect to the proposed Reorganization.  The Carillon Scout Mid Cap Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.
	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout Mid Cap Fund	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Scout Mid Cap Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]

After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout Mid Cap Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 5.
PROPOSAL 6:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT SMALL CAP FUND INTO THE CARILLON SCOUT SMALL CAP FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.
This Proposal 6 requests your approval of the Reorganization Plan, pursuant to which the Scout Small Cap Fund will be reorganized into the Carillon Scout Small Cap Fund.
In considering whether you should approve this Proposal, you should note the following:
History of the Acquiring Fund
•
The Carillon Scout Small Cap Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Scout Small Cap Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout Small Cap Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout Small Cap Fund approve the Fund’s Reorganization, the Carillon Scout Small Cap Fund will assume and publish the operating history and performance record of the Scout Small Cap Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Carillon Scout Small Cap Fund and the Scout Small Cap Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to seek long-term growth of capital.  Each Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.  The equity securities in which each Fund may invest include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and real estate investment trusts (“REITs”).  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Scout Small Cap Fund and the Scout Small Cap Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•
Scout Investments currently serves as the investment adviser for the Scout Small Cap Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Scout Small Cap Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Shareholders of the Scout Small Cap Fund will receive Class I shares of the Carillon Scout Small Cap Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds
•
The annual operating expense ratios for the Carillon Scout Small Cap Fund’s Class I shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout Small Cap Fund for the fiscal year ended June 30, 2016.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The Scout Small Cap Fund pays Scout Investments an advisory fee at the annual rate of 0.75% on the first $1 billion of the Fund’s average daily net assets and 0.65% on the average daily net assets over $1 billion.  The Carillon Scout Small Cap Fund will pay Carillon Tower an advisory fee at the same rates.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.75% on the first $1 billion of the Fund’s average daily net assets and 0.65% on the average daily net assets over $1 billion.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net assets of the Acquiring Fund’s Class I shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization
•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally.  The Scout Small Cap Fund and the Carillon Scout Small Cap Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout Small Cap Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Scout Small Cap Fund after giving effect to the proposed Reorganization.  The Carillon Scout Small Cap Fund is newly organized and has not had any operations of its own to date.  Fees and expenses for the Scout Small Cap Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The pro forma fees and expenses of the Carillon Scout Small Cap Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.
Shareholder Fees
(fees paid directly from your investment)
	Scout Small Cap Fund	Pro forma Carillon Scout Small Cap Fund (assuming the Reorganization is approved)
	Shares	Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

	Scout Small Cap Fund	Pro forma Carillon Scout Small Cap Fund (assuming the Reorganization is approved)
	Shares	Class I
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	None
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	1.13%	1.13%
Example of Fund Expenses
This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:
•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund – Shares	$115	$359	$622	$1,375
Pro forma Carillon Scout Small Cap Fund – Class I (assuming the Reorganization is approved)	$115	$359	$622	$1,375
Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout Small Cap Fund was 16% of the average value of its portfolio.  The Carillon Scout Small Cap Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Scout Small Cap Fund and the Carillon Scout Small Cap Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to seek long-term growth of capital.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.
Each Fund has substantially similar principal investment strategies.  Each Fund invests, under normal conditions, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States.  The equity securities in which each Fund may invest include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights and REITs.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Acquired Fund	Acquiring Fund
Scout Small Cap Fund	Carillon Scout Small Cap Fund
Investment Objective
The investment objective of the Scout Small Cap Fund is long-term growth of capital.

The Scout Small Cap Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Scout Small Cap Fund will have the same investment objective.

The Carillon Scout Small Cap Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. Any change in this 80% policy approved by the fund’s Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Small cap companies are those that fall within the market capitalization range of the Russell 2000® Growth Index (the “Index”) at the time of purchase. As of September 30, 2016, the market capitalization range for the Index was approximately

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. Any change in this 80% policy approved by the fund’s Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The Fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period

$34.63 million to $6.29 billion.

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).  Although the investment adviser will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

Scout Investments normally invests the Fund’s assets in a diversified portfolio of equity securities that are selected based upon the investment adviser’s perception of their above-average potential for long-term growth of capital. The management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth.  The identified growth catalysts are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period).  Following the identification of well-positioned companies, the management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

(approximately $8.11 billion during the 12-month period ended December 31, 2016).

The equity securities in which the Fund invests include common stocks, depositary receipts, preferred stocks, convertible securities, warrants and other rights, and real estate investment trusts (“REITs”).  Although the portfolio management team will search for investments across a large number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

The Fund normally invests in a diversified portfolio of equity securities that are selected based upon the portfolio management team’s perception of their above-average potential for long-term growth of capital. The management team searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth.  The identified growth catalysts are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period).  Following the identification of well-positioned companies, the management team estimates the fair value of each candidate by assessing: margin structure, growth rate, debt level and other measures which it believes influence relative stock valuations. The overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 10% of the portfolio in foreign companies, including those located in developing countries or emerging markets; American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

Temporary Defensive Strategy
The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.

Investment Adviser
Scout Investments	Carillon Tower

Investment Subadviser
None.	Scout Investments
Portfolio Managers
James R. McBride, CFA, is the lead portfolio manager of the Scout Small Cap Fund.  Mr. McBride has served as the lead portfolio manager of the Fund since October 23, 2015.  Mr. McBride previously was a co-portfolio manager of the Fund from May 2010 through October 23, 2015.  Mr. McBride joined Scout Investments in 2009. Prior to joining Scout Investments, Mr. McBride co-founded and served as Vice President/portfolio manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in August 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989-2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University and an MBA in Finance from Indiana University. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers.  He is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

Timothy L. Miller, CFA, is the co-portfolio manager of the Scout Small Cap Fund.  Mr. Miller has served as a co-portfolio manager of the Fund since October 2013.  Previously, Mr. Miller served as a senior investment analyst for Scout’s domestic equity strategies since he joined Scout Investments in September 2012.  Prior to joining Scout Investments, Mr. Miller served as a senior investment analyst for American Century Investments from 2007-2012.  Mr. Miller’s investment experience also includes employment at Insight Capital Research & Management, C.E. Unterberg Towbin, and Banc of America Securities.  Mr. Miller earned his MBA in Finance from Indiana University and his Bachelor of Arts in Economics from UCLA.  He is a CFA® charterholder and a member of the CFA Society Kansas City as well as the CFA Institute.

Same.

Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout Small Cap Fund and the Carillon Scout Small Cap Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies, and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Scout Small Cap Fund is subject to the principal risks described below.
Equity Securities Risks
The Fund’s equity securities investments are subject to stock market risk. Such investments may also expose the Fund to additional risks:

Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

Preferred Stocks. Preferred securities are subject to issuer-specific and stock market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

 Depositary Receipts. The Fund may invest in securities issued by foreign companies through ADRs, GDRs and EDRs. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt.

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Focus Risks
For a Fund that normally hold a core portfolio of securities of fewer companies than other more diversified funds, the increase or decrease of the value of a single security may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds.

Growth Investing Risks
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

International Investing Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Market Risks
Markets may at times be volatile and the value of the Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The results of the recent U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Market Timing Risks
Because of specific securities the Fund may invest in, it could be subject to the risk of market timing activities by Fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. The Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that the manager and transfer agent of the Funds can detect all market timing activities.

Mid Cap Company Risks
Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of the Fund’s portfolio and performance. Shareholders of the Fund that invests in mid-cap companies should expect that the value of the Fund’s shares will be more volatile than the Fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

REIT Risks
The Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Sector Risks
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small Cap Company Risks
Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund's portfolio and performance. Shareholders of a Fund that invests in small-cap companies should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Value Investing Risks
Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. The Fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Carillon Scout Small Cap Fund.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”
If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Scout Small Cap Fund.  The Funds’ non-fundamental investment policies are set forth below:

Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout Small Cap Fund	Carillon Scout Small Cap Fund
Investing in Illiquid Securities	The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid.
The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund will not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Borrowing Money
The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
None.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management.	None.
Dealings with Officers or Directors
The Fund will not enter into dealings with its officers or directors, its investment adviser or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund’s own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time.
None.
Investing in Securities of Companies Owned by Officers or Directors
The Fund will not purchase or retain securities of any company in which any Fund officers or directors, or Fund investment adviser or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company’s securities, if all such persons owning more than 1/2 of 1% of said company’s securities own in the aggregate more than 5% of the outstanding securities of such company.
None.

Unlimited Liability	The Fund will not invest in securities which are assessable or involve unlimited liability.	None.
Investing in UMB	The Fund will not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.	None.
Short Selling and Margin	The Fund will not purchase securities on margin, or sell securities short.	None.
Indebtedness of Others	The Fund will not make itself or its assets liable for the indebtedness of others.	None.
Performance Information
The Carillon Scout Small Cap Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  After the Reorganization, which is subject to shareholder approval, the Carillon Scout Small Cap Fund, as the successor to the Scout Small Cap Fund, will assume and publish the operating history and performance record of the Shares of the Scout Small Cap Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout Small Cap Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one year, five years and ten year periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

Scout Small Cap Fund – Calendar Year Total Returns
[Bar chart to be inserted]
13.32%	-40.19%	20.95%	20.85%	-4.02%	18.35%	37.02%	5.44%	0.63%	[ ]%
2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Best Quarter (% and quarter end date)					Worst Quarter (% and quarter end date)
[17.53% (December 31, 2010)]					[-24.70% (December 31, 2008)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout Small Cap Fund - Average Annual Total Returns (As of December 31, 2016)
	One Year	Five Years	Ten Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Scout Small Cap Fund as of [DATE], and the Carillon Scout Small Cap Fund on a pro forma combined basis as of [DATE], after giving effect to the proposed Reorganization.  The Carillon Scout Small Cap Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.
	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout Small Cap Fund	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Scout Small Cap Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]

After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout Small Cap Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 6.
PROPOSAL 7:	APPROVAL OF THE REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE SCOUT UNCONSTRAINED BOND FUND INTO THE CARILLON REAMS UNCONSTRAINED BOND FUND, A NEWLY CREATED SERIES OF ACQUIRING TRUST.
This Proposal 7 requests your approval of the Reorganization Plan, pursuant to which the Scout Unconstrained Bond Fund will be reorganized into the Carillon Reams Unconstrained Bond Fund.
In considering whether you should approve this Proposal, you should note the following:
History of the Acquiring Fund
•
The Carillon Reams Unconstrained Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus.  The Carillon Reams Unconstrained Bond Fund has been created as a shell series of Acquiring Trust solely for the purposes of acquiring the Scout Unconstrained Bond Fund’s assets and continuing its business investment operations, and will not conduct any investment operations until after the Closing Date of the Reorganization.  If shareholders of the Scout Unconstrained Bond Fund approve the Fund’s Reorganization, the Carillon Reams Unconstrained Bond Fund will assume and publish the operating history and performance record of the Scout Unconstrained Bond Fund.

Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Carillon Reams Unconstrained Bond Fund and the Scout Unconstrained Bond Fund have substantially similar investment objectives, policies, and strategies.  Each Fund’s investment objective is to maximize total return consistent with the preservation of capital.  Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in fixed income instruments, which can be of varying maturity and include bonds, debt securities, mortgage- and asset-backed securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund may invest without limitation in investment grade securities, non-investment grade securities (commonly known as “junk bonds”), and foreign securities.  For a detailed comparison of the Funds’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers” below.

•
The Carillon Reams Unconstrained Bond Fund and the Scout Unconstrained Bond Fund have substantially similar risk profiles, although there are differences in how these are described.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

Investment Adviser and Subadviser

•
Scout Investments currently serves as the investment adviser for the Scout Unconstrained Bond Fund. After the Reorganization, Carillon Tower will serve as the investment adviser for the Carillon Reams Unconstrained Bond Fund and Scout Investments will serve as the subadviser for the Fund.  As described above, Carillon Tower has entered into an agreement with UMB to purchase Scout Investments and the Reorganization is being proposed in connection with that acquisition.  For a detailed description of Carillon Tower and Scout Investments, please see “Additional Information about the Funds - Service Providers” below.

Shares of the Acquiring Fund
•
Institutional Class shareholders of the Scout Unconstrained Bond Fund will receive Class I shares of the Carillon Reams Unconstrained Bond Fund and Class Y shareholders of the Scout Unconstrained Bond Fund will receive Class Y shares of the Carillon Reams Unconstrained Bond Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Funds” below for more information.

Fees and Expenses of the Funds
•
The annual operating expense ratios for the Carillon Reams Unconstrained Bond Fund’s Class I and Class Y shares, for the fiscal year following the Reorganization, are not expected to exceed those of the Scout Unconstrained Bond Fund’s Institutional Class and Class Y shares, respectively, for the fiscal year ended June 30, 2016.  Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.50% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  Carillon Tower will enter into a similar agreement to limit the Carillon Reams Unconstrained Bond Fund’s total annual operating expenses to 0.50% for Class I shares and 0.80% for Class Y shares with a term lasting for at least two years from the Closing Date of the Reorganization.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The Scout Unconstrained Bond Fund pays Scout Investments an advisory fee at the annual rate of 0.60% on the first $3 billion of the Fund’s average daily net assets and 0.55% on the average daily net assets over $3 billion.  The Carillon Reams Unconstrained Bond Fund will pay Carillon Tower an advisory fee at the same rates.  Carillon Tower will pay Scout Investments a subadvisory fee at the annual rate of 0.60% on the first $3 billion of the Fund’s average daily net assets and 0.55% on the average daily net assets over $3 billion.

•
Currently, the Acquired Funds pay Scout Investments and UMB Fund Services, Inc. (“UMBFS”) for administrative services and fund accounting services.  Scout Investments receives the following fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing certain administrative services to the funds:  0.05% of the funds’ first $5 billion of aggregate average daily net assets; 0.04% of the funds’ next $1 billion of aggregate average daily net assets; 0.03% of the funds’ next $1 billion of aggregate average daily net assets; 0.02% of the funds’ next $1 billion of aggregate average daily net assets; and 0.01% of the funds’ aggregate average daily net assets in excess of $8 billion.  UMBFS receives the following administration fee based on the aggregate average daily net assets of the Acquired Funds and other series of Scout Funds, allocated proportionately to each fund for providing administrative and fund accounting services to the funds:  0.04% of the funds’ aggregate average daily net assets up to $1.25 billion; 0.03% of the funds’ aggregate average daily net assets up to the next $1.25 billion; and 0.02% of the funds’ aggregate average daily net assets in excess of $2.5 billion.  After the Reorganization, Carillon Tower will provide administrative services to the Acquiring Fund and will receive an administrative fee at the annual rate of 0.10% of average daily net

•
assets of the Acquiring Fund’s Class I and Class Y shares.  Carillon Tower has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) to provide the Acquiring Fund certain financial reporting and tax services.  The fees for sub-administration services are paid by Carillon Tower to USBFS.  See “Additional Information about the Funds” below for more information about other service providers.

Costs of the Reorganization
•
UMB and Carillon Tower or their affiliates have agreed to bear the costs associated with the Reorganization equally.  The Scout Unconstrained Bond Fund and the Carillon Reams Unconstrained Bond Fund will not bear any of the costs and expenses of the Reorganization.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each class of shares of the Scout Unconstrained Bond Fund and the estimated pro forma fees and expenses of each class of shares of the Carillon Reams Unconstrained Bond Fund after giving effect to the proposed Reorganization.  Fees and expenses for the Scout Unconstrained Bond Fund are based on those incurred by each class of its shares for the fiscal year ended June 30, 2016.  The Carillon Reams Unconstrained Bond Fund is newly organized and has not had any operations of its own to date.  The pro forma fees and expenses of the Carillon Reams Unconstrained Bond Fund shares assume that the Reorganization has been in effect for the year ended June 30, 2017.

Shareholder Fees
(fees paid directly from your investment)
	Scout Unconstrained Bond Fund		Pro forma Carillon Reams Unconstrained Bond Fund (assuming the Reorganization is approved)
	Institutional Class	Class Y	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)
	Scout Unconstrained Bond Fund		Pro forma Carillon Reams Unconstrained Bond Fund (assuming the Reorganization is approved)
	Institutional Class	Class Y	Class I	Class Y
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%	None	0.25%
Other Expenses	0.22%	0.26%	0.22%	0.26%
Total Annual Fund Operating Expenses	0.82%	1.11%	0.82%	1.11%
Adviser’s Fee Waiver and/or Expense Assumption[1,2]	(0.32)%	(0.31)%	(0.32)%	(0.31)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Assumption	0.50%	0.80%	0.50%	0.80%

[1]
Scout Investments has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2018 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.50% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  If “Total Annual Fund Operating Expenses” would fall below the current expense limit, Scout Investments may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which Scout Investments waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2018 unless the Scout Board consents to an earlier revision or termination as being in the best interests of the Fund.

[2]
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets for at least two years from the Closing Date of the Reorganization as follows: Class I - 0.50% and Class Y - 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, short sale dividend and interest expenses, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Fund’s Board of Trustees. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options.  The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Scout Unconstrained Bond Fund
Institutional Class	$51	$230	$424	$984
Class Y	$82	$322	$582	$1,324
Pro forma Carillon Reams Unconstrained Bond Fund (assuming the Reorganization is approved)
Class I	$51	$196	$390	$952
Class Y	$82	$290	$550	$1,294

Fund Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2016, the portfolio turnover rate for the Scout Unconstrained Bond Fund was 615% of the average value of its portfolio.  The Carillon Reams Unconstrained Bond Fund has not yet commenced operations and, therefore, does not have a portfolio turnover rate to report.
Comparison of Investment Objectives, Policies, Strategies, Advisers, and Portfolio Managers

The Scout Unconstrained Bond Fund and the Carillon Reams Unconstrained Bond Fund will have substantially similar investment objectives.  Each Fund’s investment objective is to maximize total return consistent with the preservation of capital.  Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved.  The investment objective of each Fund may be changed without shareholder approval.

Each Fund has substantially similar principal investment strategies.  Each Fund invests at least 80% of its net assets in fixed income instruments, which can be of varying maturity and include bonds, debt securities, mortgage- and asset-backed securities and other similar instruments issued by various U.S. and non-U.S. public and private-sector entities.  Each Fund may invest without limitation in investment grade securities, non-investment grade securities (commonly known as “junk bonds”), and foreign securities.

Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below.

Acquired Fund	Acquiring Fund
Scout Unconstrained Bond Fund	Carillon Reams Unconstrained Bond Fund
Investment Objective
The investment objective of the Scout Unconstrained Bond Fund is to maximize total return consistent with the preservation of capital.

The Scout Unconstrained Bond Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.

The Carillon Reams Unconstrained Bond Fund will have the same investment objective.

The Carillon Reams Unconstrained Bond Fund’s investment objective also will be a non-fundamental policy that may be changed by its Board without shareholder approval.

Principal Investment Strategies
The Fund pursues its objective by investing at least 80% of its net assets in fixed income instruments.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The fixed income instruments in which the Fund may invest can be of varying maturities and include bonds, debt securities, mortgage- and asset-backed securities (including to-be-announced securities) and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  The portfolio duration of the Fund will normally not exceed 8 years but may be greater based on market conditions. The Fund may also have a negative duration.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  A portfolio with negative duration generally incurs a loss when interest rates and yields fall.  For purposes of calculating the Fund’s portfolio duration, the Fund includes the effect of the derivative instruments held by the Fund.

In certain market conditions, the Fund may pursue its investment objective by investing a significant portion of its assets in cash or short-term debt obligations.  The Fund may invest in both investment grade securities and non-investment grade securities, also known as high yield securities or “junk” bonds.  The Fund may invest without limitation in non-investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may without limitation seek to obtain market exposure to the securities in which it primarily invests by entering into buybacks or dollar rolls.  The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers.

The Fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including
Same, except that references to “investment adviser” are changed to “portfolio management team.”

credit default swaps) subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information (“SAI”).  The Fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to fixed income instruments may be used to satisfy the Fund’s 80% investment policy.

The investment adviser attempts to maximize total return by pursuing relative value opportunities throughout all sectors of the fixed income market.  The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

The Fund may invest a substantial portion of its assets (more than 25%) in securities and instruments that are economically tied to one or more foreign countries if economic and business conditions warrant such investment.  The Fund will invest no more than 50% of its net assets in investments in developing countries or emerging markets.

Investment Adviser
Scout Investments	Carillon Tower

Investment Subadviser
None.	Scout Investments
Portfolio Managers
No portfolio manager is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all portfolio managers work together to develop investment strategies with respect to the Fund’s portfolio structure and issue selection.  Portfolio strategy is reviewed weekly by all the portfolio managers.  A staff of research analysts, traders and other investment professionals supports the portfolio managers.

Mark M. Egan, CFA, is the lead portfolio manager of the Fixed Income Funds.  Thomas M. Fink, CFA; Todd C. Thompson, CFA; Stephen T. Vincent, CFA; and Clark W. Holland, CFA, are co-portfolio managers of the Fixed Income Funds.  Mr. Egan joined Scout Investments on November 30, 2010.  He oversees the entire fixed income division of Scout Investments, Reams Asset Management, and retains oversight over all investment decisions.  Mr. Egan was a portfolio manager of Reams Asset Management Company, LLC (“Reams”) from April 1994 until November 2010 and was a portfolio manager of Reams Asset Management Company, Inc. from June 1990 until March 1994.  Mr. Egan was a portfolio manager of National Investment Services until May 1990.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Fink joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a portfolio manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Thompson joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from July 2001 until November 2010.  Mr. Thompson was a portfolio manager at Conseco Capital Management from 1999 until June 2001 and was a portfolio manager at the Ohio Public Employees Retirement System from 1994 until 1999.  He is a CFA® charterholder and a member of the CFA Institute.

Mr. Vincent joined Scout Investments on November 30, 2010.  He was a portfolio manager at Reams from October 2005 until November 2010.  Mr. Vincent was a senior fixed income analyst at Reams from September 1994 to October 2005.  He is a CFA® charterholder and
Same.

a member of the CFA Institute.

Mr. Holland joined Scout Investments on November 30, 2010 and became a portfolio manager in October 2014.  He was a portfolio analyst at Scout Investments from December 2010 until October 2014 and at Reams from February 2002 until November 2010.  Prior to joining the firm, Mr. Holland was a portfolio manager and investment product specialist at Wells Fargo Investment Management Group.  He is a CFA® charterholder and a member of the CFA Institute.

Comparison of Principal Risk Factors
Although the Funds describe them somewhat differently, the principal risks associated with investments in the Scout Unconstrained Bond Fund and the Carillon Reams Unconstrained Bond Fund are generally similar because the Funds have substantially similar investment objectives, principal investment strategies and investment policies and are described in the following table. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Carillon Reams Unconstrained Bond Fund is subject to the principal risks described below.
Credit Risks
The Fund could lose money if the issuer of a fixed income security is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by the Fund may decrease its value. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the Fund.

Credit Ratings Risks
Ratings by nationally recognized rating agencies represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Derivatives Risks
Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund had invested in the reference obligation directly.  Derivatives are subject to general market risks, liquidity risks, interest rate risk, credit risks and management risks.  Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives risk may be more significant when derivatives are used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the Fund. Derivatives can cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may limit or prevent the Fund from using certain types of derivative instruments as part of its investment strategy; may affect the character, timing and amount of the Fund’s taxable income or gains; or may otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Fixed Income Security Risks
Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

High Yield Security Risks
Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the Fund’s securities, the achievement of the Fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Income Risks
The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.  Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

Interest Rate Risks
Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of the Fund’s fixed income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of five years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the bond. The Federal Reserve raised the federal funds rate in December 2016, March 2017 and June 2017 and has signaled additional increases in 2017. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

International Investing Risks
Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the Fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.
Issuer Risks
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risks Associated with Financial Instruments
Certain transactions of the Fund may give rise to a form of leverage.  Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions.  Certain derivatives that the Fund may use may create leverage.  Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.  Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Liquidity Risks
Liquidity risk is the possibility that the Fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers.  Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Management Risks
The Fund is subject to management risk as an actively managed investment portfolio.  The investment adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If the investment adviser is not able to select better-performing equity and fixed income securities, the Fund may lose money.

Maturity Risks
The Fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Mortgage- and Asset-Backed Securities Risks
Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal, or a delay in the repayment of principal. The reduced value of the Fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the Fund. Premature repayment of principal would make it difficult for the Fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the Fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Portfolio Turnover Risks
The Fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. The Fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Redemption Risks
The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.

Short Sale Risks
A short sale creates the risk of a loss if the price of the underlying security increases, thus increasing the cost to the Fund of buying those securities to cover the short position.  The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short.  The Fund may lose more money than the actual cost of a short sale investment.  Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Valuation Risks
Securities held by the Fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Fundamental & Non-Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental and non-fundamental investment policies of the Carillon Reams Unconstrained Bond Fund.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  For a comparison of each Fund’s fundamental investment limitations, see “Additional Information About the Reorganizations – Comparison of Fundamental Investment Limitations.”
If the Reorganization occurs, as a shareholder, you will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Carillon Reams Unconstrained Bond Fund.  The Funds’ non-fundamental investment policies are set forth below.
Non-Fundamental Investment Policies
Policy	Acquired Fund	Acquiring Fund
	Scout Unconstrained Bond Fund	Carillon Reams Unconstrained Bond Fund
Investing in Illiquid Securities
The Fund will not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.

Investing in Other Investment Companies	The Fund will not purchase shares of other investment companies, except in compliance with the 1940 Act or pursuant to a plan of merger or consolidation.	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.

Borrowing Money
The Fund does not intend to borrow money in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund’s assets.
None.
Investing for Control	The Fund will not invest in companies for the purpose of exercising control of management.	None.
Short Selling and Margin
The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin, or sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
None.
Investing in UMB	The Fund will not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.	None.
Bank Borrowings	The Fund will not purchase securities when bank borrowings exceed 5% of its total assets.	None.
Futures and Options	The Fund will not engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the CEA.	None.
Performance Information
The Carillon Reams Unconstrained Bond Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Carillon Reams Unconstrained Bond Fund, as the successor to the Scout Unconstrained Bond Fund, will assume and publish the operating history and performance record of the Class Y and Institutional Class shares of the Scout Unconstrained Bond Fund.

The bar charts and tables below provide some indication of the risks of investing in the Scout Unconstrained Bond Fund by showing changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual total returns for the past one year and since inception periods through December 31, 2016 compared to the returns of a broad market benchmark index.  Past performance is not an indication of future performance.

After-tax returns for Class Y shares will vary from the Institutional Class shares’ after-tax returns shown.

Scout Unconstrained Bond Fund – Calendar Year Total Returns (Institutional Class)
[Bar chart to be inserted]
23.07%	3.69%	-4.07%	-0.11%	[ ]%
2012	2013	2014	2015	2016
Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)
[10.17% (March 31, 2012)]	[-2.11% (December 31, 2014)]
The calendar year-to-date total return as of [June 30, 2017] was [ ]%.

Scout Unconstrained Bond Fund – Average Annual Total Returns (As of December 31, 2016)
	One Year	Five Years	Since Inception
Institutional Class (Inception Date: September 29, 2011)
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Class Y (Inception Date: December 31, 2012)
Return Before Taxes	[ ]%	[N/A]	[ ]%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[N/A]	[ ]%

After-tax returns are calculated using the highest individual marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may differ from those shown.  After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Capitalization

The following table shows the capitalization of the Scout Unconstrained Bond Fund as of [DATE], and the Carillon Reams Unconstrained Bond Fund on a pro forma combined basis as of [DATE] after giving effect to the proposed Reorganization. The Carillon Reams Unconstrained Bond Fund is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus.
	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Scout Unconstrained Bond Fund – Institutional Class	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Unconstrained Bond Fund – Class I (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]
Scout Unconstrained Bond Fund – Class Y	$[ ]	$[ ]	[ ]
Adjustments*	—	—
Pro forma Carillon Reams Unconstrained Bond Fund – Class Y (assuming the Reorganization is approved)	$[ ]	$[ ]	[ ]

After careful consideration, the Scout Board unanimously approved the Reorganization Plan with respect to the Scout Unconstrained Bond Fund.  Accordingly, the Board has submitted the Reorganization Plan for approval by this Fund’s shareholders.  The Board recommends that you vote “FOR” Proposal 7.
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS
Terms of the Reorganization Plan
The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plan.  The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Proxy Statement/Prospectus as Appendix A.
Each Reorganization will involve an Acquiring Fund’s acquiring all the assets of the corresponding Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of all the Acquired Fund’s liabilities. On or as soon as is reasonably practicable after the Closing Date, each Acquired Fund will distribute the Acquiring Fund Shares it receives in its Reorganization to its shareholders, by class (if applicable). The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in number and aggregate NAV, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the corresponding Acquired Fund Shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, Scout Funds will take all necessary steps under its Agreement and Declaration of Trust and Delaware and any other applicable law to effect a complete termination of each Acquired Fund.
Each Reorganization may be terminated at any time at or before the Closing Date by (1) either Trust (a) in the event of the other Trust’s material breach of any representation, warranty, agreement or covenant contained in the Reorganization Plan to be performed at or before the Closing Date, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [______ __, 201_], or another date to which the Trusts agree; or (2) by the Trusts’ mutual agreement.
The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the Reorganization (see below) and other customary corporate and securities matters.  Subject to the satisfaction of all applicable conditions, including conditions specified in the Plan of Reorganization as well as conditions to the

Transaction discussed above, each Reorganization will take place immediately after the close of business on the Closing Date.
The Scout Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to each Acquired Fund, that the interests of its existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Fund.  Similarly, the Board of Trustees of Carillon Series Trust (the “Acquiring Trust Board”), including its Independent Trustees, has determined, with respect to each Acquiring Fund, that the interests of its shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Fund.
Pursuant to the Reorganization Plan, UMB and Carillon Tower or their affiliates will bear the costs of the Reorganizations equally.  Neither the Acquired Funds nor the Acquiring Funds will bear any of these costs.
Approval of the Reorganization Plan with respect to an Acquired Fund covered thereby will require a “majority vote” of its shareholders as that term is defined in the 1940 Act.  Specifically, the approval of the Reorganization Plan will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities.  If the Reorganization Plan is not approved with respect to an Acquired Fund by its shareholders or its Reorganization is not consummated for any other reason, the Scout Board will consider other possible courses of action.  The consummation of each Reorganization is contingent on the consummation of the other Reorganizations, with the exception of the Reorganization involving the Scout Low Duration Bond Fund.  Please see “Voting Information” below for more information.
Description of the Securities to Be Issued
The shareholders of each Acquired Fund holding Shares or Institutional Class shares will receive Class I shares of the corresponding Acquiring Fund, and the shareholders of each Acquired Fund holding Class Y shares will receive Class Y shares of the corresponding Acquiring Fund, in accordance with the procedures provided for in the Reorganization Plan.  Each such share will be fully paid and non-assessable by Acquiring Trust when issued and will have no preemptive or conversion rights.
Acquiring Trust may issue an unlimited number of authorized shares of beneficial interest, no par value per share.  Acquiring Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the Acquiring Trust Board to issue shares in different series and classes.  In addition, the Declaration of Trust authorizes the Acquiring Trust Board to create new series and to name the rights and preferences of the shareholders of each series.  The Acquiring Trust Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.  Each Acquiring Fund is a series of Acquiring Trust.
Currently, it is anticipated that Eagle Series Trust, which is a Massachusetts business trust, will reorganize into the Acquiring Trust, which is a newly established Delaware statutory trust, before the closing date of the Reorganizations.  However, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, each Reorganization will involve an Acquired Fund reorganizing into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of the Acquiring Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for the Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of the Acquiring Trust or a corresponding series of the Eagle Series Trust.  The following paragraph describes the shares that would be issued by Eagle Series Trust.
Eagle Series Trust may issue an unlimited number of authorized shares of beneficial interest, with or without par value.  Eagle Series Trust’s Amended and Restated Declaration of Trust authorizes its board of trustees to issue shares in one or more separate and distinct portfolios.  In addition, that Amended and Restated Declaration of Trust authorizes that board to divide each series into one or more share classes and to name the rights of the shareholders of each class. The board of Eagle Series Trust does not need shareholder approval to divide the shares into separate series or classes or to name the shareholders’ rights.
Board Considerations
At an in-person meeting of the Scout Board held on May 24-25, 2017 (the “Board Meeting”), the Scout Board determined that the proposed Reorganizations are in the best interests of each Acquired Fund and its shareholders and approved the Reorganization Plan.  The Independent Trustees had requested and been provided with detailed materials relating to Carillon Tower, Scout Investments and the Transaction in advance of the Board Meeting. The Independent Trustees had met with representatives of Carillon Tower and Scout Investments in April 2017 and also met in executive session with their independent legal counsel and fund counsel in advance of and during the Board Meeting to discuss the proposed Transaction and its possible effect on the Acquired Funds.  At the Board Meeting, representatives of Carillon Tower and Scout Investments responded to questions from the Board, and discussed, among other things, the strategic rationale for the Transaction and Carillon Tower’s general plans and intentions regarding Scout Investments and the Funds.

In connection with the Scout Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and Carillon Tower and Scout Investments provided to the Scout Board, information regarding the factors set forth below as well as other information relating to the Reorganizations.  The Scout Board also reviewed the duties and responsibilities of Trustees in evaluating and approving the Reorganizations.
In determining whether to approve the Reorganization Plan with respect to each Acquired Fund and recommend its approval to shareholders, the Scout Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others, in no order of priority: (1) the terms and conditions of the Reorganization Plan; (2) various potential benefits of the Reorganization to the shareholders of each Acquired Fund, including becoming a shareholder of a larger and more well-rounded fund complex with an enhanced distribution team and network, which could result in the growth of Fund assets and economies of scale; (3) that the interests of the shareholders of each Acquired Fund would not be diluted as a result of the Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Reorganization); (4) that there would be no material differences between each Acquired Fund’s and its corresponding Acquiring Fund’s investment objective(s), strategies, risks and restrictions; (5) Carillon Tower’s commitment to keep the Acquired Funds’ current expense caps in place for at least two years from the Closing Date (as applicable); (6) the relative management fees and operating expenses of each Acquired Fund and its corresponding Acquiring Fund, including the fact that the total projected expense ratio for each class of shares of the Acquiring Fund is expected to be equal to or lower than the current expense ratio for each class of shares of the corresponding Acquired Fund at the same asset levels; (7) that shareholders of each Acquired Fund will not bear any costs or expenses, directly or indirectly, associated with the Reorganization; (8) the investment experience, expertise, personnel, operations and compliance program of Carillon Tower and the financial resources of Carillon Tower and its parent company RJF; (9) the nature, quality and extent of the services to be provided by Carillon Tower and Scout Investments to each Acquiring Fund; (10) the changes to the Acquired Funds’ key service providers, including that there is not expected to be any diminution with respect to the services currently provided to each Acquired Fund and its shareholders; (11) the performance history and continuing portfolio management of Scout Investments, each Acquired Fund’s investment adviser, which will serve as each Acquiring Fund’s subadviser after the Reorganization; (12) the composition and qualifications of the Acquiring Trust’s Board of Trustees; (13) the expectation that each Reorganization will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by each Acquired Fund or its shareholders for federal income tax purposes as a result of the Reorganization; (14) the commitment from Carillon Tower and the Acquiring Trust that for a period of three years after the Closing Date, they will ensure that at least 75% of the Acquiring Trust’s Board is not “interested persons” (as defined in the 1940 Act) of Carillon Tower or Scout Investments; (15) the commitment from Acquiring Trust, Carillon Tower and Scout Investments that they will refrain from imposing or seeking to impose, for a period of two years after the Closing Date, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds; and (16) possible alternatives to the Reorganization, including the liquidation of each Acquired Fund.

On the basis of the information provided to it and its evaluation of that information, the Scout Board, including the Independent Trustees, voted unanimously to approve the Reorganization Plan and to recommend that the shareholders of each Acquired Fund also approve the Reorganization Plan, as applicable.]
Interim Advisory Agreement
In the event that the consummation of the Transaction and the termination of Scout Low Duration Bond Fund’s current investment advisory agreement occur before shareholder approval of the Reorganization for the Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Fund’s Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which Scout Investments would serve as the Fund’s investment adviser for up to 150 days following the termination of the Fund’s current investment advisory agreement.
In approving an Interim Advisory Agreement on behalf of Scout Low Duration Bond Fund, the Fund’s Board, including a majority of the Independent Trustees, would need to determine that (A) the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Fund’s current agreement; (B) the compensation to be received by Scout Investments as the interim adviser under the Interim Advisory Agreement is no greater than the compensation that would have been received under the Fund’s current agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Fund’s current agreement except any differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of an Interim Advisory Agreement include:
(i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the termination of the Fund’s current agreement or the effectiveness of the a new investment advisory agreement on behalf of the Fund;
(ii) the Board or a majority of the Fund’s outstanding shares (as defined in the 1940 Act) may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Scout Investments as the interim adviser;
(iii) the compensation earned by Scout Investments as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or a bank;
(iv) if the Reorganization of the Scout Low Duration Bond Fund is approved by the Fund’s shareholders by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to Scout Investments as the interim adviser; and
(v) if the Scout Low Duration Bond Fund’s shareholders do not approve the Fund’s Reorganization, then Scout Investments as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Board has not yet approved the Interim Advisory Agreement for the Scout Low Duration Bond Fund and there can be no guarantee that it will do so in the future. In the event that the Reorganization is not approved by the Scout Low Duration Bond Fund’s shareholders, the Board will take such action as it believes to be in the best interest of the such Fund and its shareholders.
Comparison of Fundamental Investment Limitations
If the Reorganization occurs, as a shareholder, you will be subject to the fundamental investment policies of the Acquiring Funds, which are all the same.  A “fundamental” investment policy is one that may not be changed without an affirmative vote of the lesser of (1) 67% or more of the shares of a fund present at a shareholder meeting, if more than 50% of the fund’s outstanding shares are represented at the shareholder meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at a shareholder meeting.

The fundamental investment policies of the Acquired and Acquiring Funds are set forth below:

Fundamental Investment Policies
Policy	Acquired Funds	Acquiring Funds
Borrowing
Each Fund will not, as a matter of fundamental policy borrow money or issue senior securities, except as the Investment Company Act of 1940, as amended (“1940 Act”), any rule thereunder, or SEC staff interpretation thereof, may permit.  (The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes.  A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).)

The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities
Each Fund will not, as a matter of fundamental policy purchase or sell commodities as defined in the CEA and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Concentration
Each Fund will not, as a matter of fundamental policy make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).  (The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes.  Currently, to avoid

Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

concentration of investments, a Fund may not invest 25% or more of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).)
Diversification
Each Fund will not, as a matter of fundamental policy change its classification under the 1940 Act from “diversified” to “non-diversified.”  (The following sentence describes the current regulatory definition of “diversified” for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes.  A diversified Fund is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.)

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans, Repurchase Agreements and Loans of Portfolio Securities
Each Fund will not, as a matter of fundamental policy make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate
Each Fund will not, as a matter of fundamental policy purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities
Each Fund will not, as a matter of fundamental policy borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit.  (The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that
The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund’s other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).)
Underwriting
Each Fund will not, as a matter of fundamental policy underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Federal Income Tax Consequences of the Reorganizations
The exchange of each Acquired Fund’s assets solely for the corresponding Acquiring Fund’s shares and the latter’s assumption of the Acquired Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to consummation of the Reorganizations, each Trust will receive an opinion from K&L Gates LLP, Acquiring Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to Acquiring Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganizations in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) – for federal income tax purposes:

(a)
Each Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
Each Acquired Fund will recognize no gain or loss on the transfer of its assets to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities or on the subsequent distribution of those shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;

(c)
Each Acquiring Fund will recognize no gain or loss on its receipt of the corresponding Acquired Fund’s assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities;

(d)
Each Acquiring Fund’s basis in each asset it receives from the corresponding Acquired Fund will be the same as the latter’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	An Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for the corresponding Acquiring Fund’s shares pursuant to the Reorganization;

(f)
An Acquired Fund shareholder’s aggregate basis in the corresponding Acquiring Fund’s shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Acquired Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and

(g)
For purposes of section 381 of the Code, each Acquiring Fund will be treated just as the corresponding Acquired Fund would have been treated if there had been no reorganization. Accordingly, each Reorganization will not result in the termination of the participating Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund as if there had been no reorganization, and the part of the Acquired Fund’s taxable year before the Reorganization will be included in Acquiring Fund’s taxable year after the Reorganization.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to any Reorganization’s effect on either Fund participating therein or any Acquired Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.
Rights of Shareholders of the Funds
The rights of shareholders of the Acquiring Funds are substantially similar to the rights of shareholders of the Acquired Funds. Each Trust is organized as a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware law. The operations of the each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.  The chart below describes some of the differences between your rights as an Acquired Fund shareholder and your rights as an Acquiring Fund shareholder.

Currently, it is anticipated that Eagle Series Trust, which is a Massachusetts business trust, will reorganize into the Acquiring Trust, which is a newly established Delaware statutory trust, before the closing date of the Reorganizations.  However, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, each Reorganization will involve an Acquired Fund reorganizing into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of the Acquiring Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for the Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of the Acquiring Trust or a corresponding series of the Eagle Series Trust.  In light of these contingencies, the chart below also includes information about Eagle Series Trust.
Category	Acquired Funds	Acquiring Funds (Delaware Statutory Trust)	Eagle Series Trust (Massachusetts Business Trust)
Par Value	Each share has no par value.	Each share has no par value.	Shares may be issued with or without par value.
Preemptive Rights	None.	None.	None.
Preference	None.	None.	None.
Appraisal Rights	None.	None.	None.
Conversion Rights	None.	None.	None.
Exchange Rights (not including the right to exchange among Funds)	None.	None.	None.

Shareholder Rights	No rights to title in trust property or to call for any partition, division or accounting.	No rights to title in trust property, to call for any partition, division or accounting, or under contracts entered into by the Trust.	None.
Personal Liability of Shareholders	None.	None.	None. However, Massachusetts law does not expressly limit the liability of beneficial owners of a Massachusetts business trust.
Annual Meetings	No annual meetings unless required by law.	No annual meetings unless required by law.	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	None.	Shall be called upon request of shareholders owning at least 25% of shares entitled to vote.	A meeting for the purpose of removing a trustee shall be called upon request of shareholders owning at least 10% of shares entitled to vote.
Notice of Meetings	Provided personally, by mail or by other written or telegraphic communication at least 7 days prior to the meeting and not more than 75 days prior to the meeting.	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting and not more than 120 days prior to the meeting.	Provided personally or by mail at least 15 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than one hundred and eighty days before the meeting or less than seven days before the meeting.	Trustees may fix in advance a date not more than one hundred and twenty days before the meeting.	Trustees may fix in advance a date not more than 90 days before the date of any shareholder meeting.
Election of Trustees	Requires plurality.	Requires plurality.	Requires plurality.
Adjournment of Meetings	A majority of shares represented at the meeting, either in person or by proxy.	The chairman of the meeting.	A majority of shares represented at the meeting, either in person or by proxy.
Removal of Trustees by Shareholders	Shareholders may remove a Trustee only to the extent provided by the 1940 Act.	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.	May be removed at a shareholder meeting, called for that purpose, by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

Section 15(f) Safe Harbor
Section 15(f) provides a safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). In connection with the Reorganizations scheduled to occur on October 27, 2017, the Acquiring Trust, Scout Investments and Carillon Tower will refrain from imposing or seeking to impose, for a period of two years after the Closing Date, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds. Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Acquiring Trust Board will satisfy this condition at the time of the Reorganizations and the Acquiring Trust and Carillon Tower will ensure that the Acquiring Trust Board continues to satisfy this condition during the three-year period thereafter.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Service Providers
The Adviser
Carillon Tower Advisers, Inc. (“Carillon Tower”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is the Adviser to each Acquiring Fund.  Carillon Tower is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).  On behalf of each Acquiring Fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) under CFTC Regulation 4.5 and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each Acquiring Fund.

Carillon Tower manages, supervises and conducts the business and administrative affairs of the Acquiring Funds. Carillon Tower is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of April 30, 2017, Carillon Tower had approximately $35.0 billion of assets under management, including affiliates.

Management and Administrative Fees
Each Acquiring Fund will pay a fee to Carillon Tower for management services.
The Carillon Reams Core Bond Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.40% on the Fund’s average daily net assets.  The Carillon Reams Core Plus Bond Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.40% on the Fund’s average daily net assets.  The Carillon Scout International Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion.  The Carillon Reams Low Duration Bond Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.30% on the Fund’s average daily net assets.  The Carillon Scout Mid Cap Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.80% on the first $1 billion of the Fund’s average daily net assets and 0.70% on the average daily net assets over $1 billion.  The Carillon Scout Small Cap Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.75% on the first $1 billion of the Fund’s average daily net assets and 0.65% on the average daily net assets over $1 billion.  The Carillon Reams Unconstrained Bond Fund’s Management Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized management fee equal to 0.60% on the first $3 billion of the Fund’s average daily net assets and 0.55% on the average daily net assets over $3 billion.
A discussion regarding the basis for the approval of each Acquiring Fund’s investment advisory and subadvisory agreements by the Acquiring Trust Board will be available in each Acquiring Fund’s initial shareholder report.

Carillon Tower has entered into an administration agreement with Acquiring Trust, on behalf of its series.  Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes.  With the exception of the funds’ Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon Tower. Carillon Tower and the Acquiring Trust jointly pay the salary, fees and expenses of the Acquiring Funds’ Chief Compliance Officer. Further Carillon Tower oversees the activities of the subadvisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares board materials and coordinates mailing of prospectuses, notices, proxy statements and other shareholder or investor communications.  The fees under the administration agreement are equal to 0.10% of the average daily net assets of Class I and Class Y shares. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). Under the sub-administration agreement, USBFS provides to each Acquiring Fund certain financial reporting and tax services.

The Subadviser
Carillon Tower has selected Scout Investments as a subadviser to provide investment advice and portfolio management services to the Acquiring Funds.  Scout Investments is currently a wholly owned subsidiary of UMB but is expected to be a wholly owned subsidiary of Carillon Tower at the Closing Date of each Reorganization.  At that time, its address will be same as Carillon Tower, 880 Carillon Parkway, St. Petersburg, Florida 33716.

The Acquiring Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon Tower, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers, which are not affiliated with Carillon Tower, without the approval of fund shareholders, but subject to approval by the Acquiring Trust Board.  Carillon Tower has the ultimate responsibility, subject to oversight by the Acquiring Trust Board, to oversee the Acquiring Funds’ subadvisers and recommend their hiring, termination and replacement.

[In [_______] 2017, the SEC granted Carillon Tower’s predecessor, Eagle Asset Management, Inc. and the Funds a new exemptive order that expanded the existing multi-manager relief to cover subadvisers that are wholly owned by Carillon Tower or RJF.  Carillon Tower and the Funds also have applied to the SEC for relief with respect to subadvisers that are partially-owned by, or otherwise affiliated with, Carillon Tower or RJF.  The Acquiring Funds may rely on the new exemptive order with respect to wholly-owned subadvisers or any future order with respect to partially-owned subadvisers.  Carillon Tower continues to have ultimate responsibility for overseeing subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Acquiring Trust Board.  If a Fund relies on the existing order or any new order to hire a new subadviser, the Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.]

In the future, Carillon Tower may propose the addition of one or more additional subadvisers, subject to approval by the Acquiring Trust Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Distributor, Transfer Agent, and Custodian
UMB Distribution Services, LLC (“UMBDS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as distributor for the Acquired Funds.  Carillon Funds Distributor, Inc. (“CFD”), an affiliate of Carillon Tower, 880 Carillon Parkway, St. Petersburg, Florida 33716, will serve as the distributor of the Acquiring Funds.  UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, is the Acquired Funds’ transfer agent.  U.S. Bancorp Fund Services, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the Acquiring Funds’ transfer agent.  UMB Bank, 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as the custodian of the Acquired Funds’ assets.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, will serve as the custodian of the Acquiring Funds’ assets.

Pursuant to Rule 12b-1 under the 1940 Act, the Acquired Trust has adopted Distribution and Servicing Plans (the “12b-1 Plans”) for the Class Y shares of the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund. Additionally, the Acquired Trust has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) for the Class Y shares of the Scout Core Bond Fund and Scout Core Plus Bond Fund. The 12b-1 Plans are only used in the distribution, marketing and servicing of Class Y shares of the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund. The Shareholder Servicing Plan is only used in the servicing of Class Y shareholders of the Scout Core Bond Fund and Scout Core Plus Bond Fund. Because these fees are paid out of the assets of the Class Y shares of such Funds on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.
Under the 12b-1 Plans, Class Y shares of the Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund, pays to UMBDS or others a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares. Such payments are intended to compensate UMBDS or others who have entered into an agreement for the sale and servicing of the Funds for, among other things, (a) expenses incurred by such parties in the promotion and distribution of the Class Y shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation and distribution of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others; and (b) shareholder services provided for existing Class Y shareholders of the Funds, including but not limited to, the expenses of assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from a Fund on behalf of customers, forwarding certain shareholder communications from a Fund to customers, receiving and answering correspondence, and aiding in maintaining the investment of their respective customers in a Fund.  Under the Shareholder Servicing Plan, each of the Scout Core Bond Fund and Scout Core Plus Bond Fund shall pay a fee, as directed by Scout Investments, to parties who provide shareholder services, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of each such Fund.  For the Acquired Funds, share classes that have not adopted a Shareholder Servicing Plan, to the extent that financial services companies perform shareholder services such as transaction and shareholder recordkeeping, account administration and other services that would otherwise be provided by the Acquired Funds’ service providers, the Acquired Funds bear a portion of the costs of such arrangement. The Acquired Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, or an annual fee of $5.00 per account, depending on the share class and account type.

Each Acquiring Fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow an Acquiring Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Acquiring Funds’ distribution plans, each Acquiring Fund is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily assets on Class Y shares. Each Acquiring Fund’s Board of Trustees has approved a current fee of 0.25% on Class Y shares of each Acquiring Fund. The Acquiring Funds currently do not incur any direct distribution expenses related to Class I shares. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I shares from its own resources.

Class Y shares of each Acquiring Fund also have adopted a shareholder servicing plan.  Under the shareholder servicing plan, each of the Acquiring Funds shall pay a fee, as directed by Carillon Tower, to parties who provide shareholder services, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of an Acquiring Fund.  Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1100 Walnut Street, Suite 3300, Kansas City, Missouri, 64106, is the independent registered public accounting firm for the Acquired Funds.

PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm for the Acquiring Funds.
Portfolio Managers
Information about the portfolio managers who are primarily responsible for overseeing each Acquiring Fund’s investments is discussed in each Proposal.  The same portfolio managers who currently are portfolio managers to each Acquired Fund are the same portfolio managers for each corresponding Acquiring Fund.  The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Buying and Selling Shares

Buying Shares
Acquired Fund shares are, and Acquiring Fund shares will be, sold on a continuous basis at net asset value.  The net asset value of shares of each class of the Acquired Funds and the Acquiring Funds is calculated as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. Eastern time).  Purchases of each class of shares may be made by mail, by phone, by wire, via the Internet or by setting up a periodic investment program/automatic investment plan.  Acquired Fund shareholders may not make an initial purchase by telephone.  Shareholders of the Acquired Funds and the Acquiring Funds will have their dividends and net realized gains automatically reinvested in additional Fund shares unless they opt to receive them by cash or check.  The minimum initial investment is $1,000 for shareholders of an Acquired Fund with only one class of Shares and Class Y shareholders of an Acquired Fund, and $100,000 for Institutional Class shareholders of an Acquired Fund.  The minimum initial investment is $1,000 for Class Y shareholders of an Acquiring Fund and $1,000,000 for Class I shareholders of an Acquiring Fund.  This minimum may be waived in certain cases and will be waived at the time of the Reorganizations for shareholders of the Acquired Funds who receive shares of the Acquiring Funds in a Reorganization, as well as for any additional purchases of the Acquiring Funds by shareholders of the Acquired Funds after the Reorganization.

Shareholders may purchase, redeem (sell) or exchange shares of an Acquiring Fund on any business day, which is normally any day that the New York Stock Exchange is open, at the Acquiring Fund’s net asset value per share next determined after their order is accepted.  Shares of each Fund are available directly and through financial advisors.

You may purchase shares of the Acquiring Funds directly from Carillon Tower by regular mail (Carillon Series Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by overnight delivery (Carillon Series Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202), by wire or by phone (call 800.421.4184), or via the Internet at [_______].  See Appendix B for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

If shareholders who receive shares in the Reorganization decide to sell a portion of those shares, but do not close their account with the Acquiring Fund, they should maintain at least $1,000 worth of shares in their account.  Otherwise, the Acquiring Fund reserves the right to request that they buy more shares or close their account.  If the account balance is still below the minimum 30 calendar days after notification, each Acquiring Fund reserves the right to close the account and send the proceeds to their address of record.

Exchanges
Shareholders of an Acquired Fund may exchange shares in one Scout Fund for shares in another Scout Fund, subject to applicable exchange minimums as described in the Acquired Fund’s prospectus, as long as the account for each fund is registered identically and they meet the fund’s initial and subsequent investment minimums. Generally, shares of an Acquiring Fund may be exchanged for shares of the same class of any other fund in the Acquiring Trust.  Shareholders of the Acquiring Funds may be able to convert their shares of a fund to a different share class of the same fund that has a lower expense ratio.  This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with Carillon Tower or CFD specific for this purpose.

Dividends and Other Distributions
The Scout International Fund, Scout Mid Cap Fund and Scout Small Cap Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends semi-annually, usually in June and December.  The Scout Core Bond Fund, Scout Core Plus Bond Fund, Scout Low Duration Bond Fund and Scout Unconstrained Bond Fund expect to declare a dividend equal to substantially all of their net investment income every business day, and distribute accumulated dividends to shareholders monthly.  Each Acquired Fund will distribute net realized capital gains, if any, at least annually, usually in December.

The Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Low Duration Bond Fund and Carillon Reams Unconstrained Bond Fund expect to declare a dividend equal to substantially all of their net investment income every business day, and distribute accumulated dividends to shareholders monthly.  The Carillon Scout International Fund, Carillon Scout Mid Cap Fund and Carillon Scout Small Cap Fund will distribute all or substantially all of their net investment income to their shareholders annually.  Each Acquiring Fund also will distribute net capital gains and foreign currency gains, if any, to its shareholders normally once a year.  Dividends and capital gain distributions to an Acquiring Fund shareholder will be automatically reinvested in Fund shares unless the shareholder opts to receive the distributions in cash or by check or to reinvest them in shares of the same class of another fund in Acquiring Trust.

Redemption Procedures
Shares of the Acquired Fund and shares of the Acquiring Fund are redeemable on any business day at a price equal to the net asset value of the shares next calculated after a sell order is accepted.  Shareholders of both the Acquired Funds and the Acquiring Funds may redeem shares in writing, by phone, via the Internet, or by systematic withdrawal plan.  Withdrawals made under the systematic withdrawal plan for the Acquired Funds must be for a minimum of $50.  There is no minimum for the systematic withdrawal plan of the Acquiring Funds.  Acquiring Fund shares redeemed through the Internet or by systematic withdrawal plan may be wired directly to the shareholder’s designated bank account.  Shares of the Acquired Funds and the Acquiring Funds may require a signature guarantee in certain circumstances.

Neither the Acquired Funds nor the Acquiring Funds issue stock certificates.

For more information relating to purchasing and selling shares of the Acquired Funds, see the Acquired Funds’ prospectus, dated October 31, 2016, and for more information relating to purchasing and selling shares of the Acquiring Funds, see Appendix B.

FINANCIAL HIGHLIGHTS
The prospectus including the financial highlights information for each Acquired Fund (File Nos. 333-96461; 811-09813) is incorporated by reference to each Acquired Fund’s Prospectus, dated October 31, 2016, and each Acquired Fund’s Annual Report for the fiscal year ended June 30, 2016 and Semi-Annual Report for the six-month period ended December 31, 2016. Additional copies of each Acquired Fund’s Prospectus, Annual Report and Semi-Annual are available upon request, without charge, by calling [_______] or on the Internet at [_______]. Each Acquiring Fund has no financial highlights information of its own since it has not yet commenced operations. It is expected that each Acquiring Fund will adopt the accounting history of each Acquired Fund if, and when, the Reorganization has been approved by shareholders and the assets of the Acquired Fund have been transferred to the Acquiring Fund.
VOTING INFORMATION
The following information applies to the Reorganization of each Acquired Fund for which you are entitled to vote.
Voting Rights
Shareholders of the Acquired Funds at the close of business on [Record Date,] 2017 (the “Record Date”) will be entitled to be present and vote or provide voting instructions for the applicable Acquired Fund at the Meeting with respect to their shares as of the Record Date.
Each whole share of an Acquired Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote.  Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting.  The table below shows the number of outstanding shares of the Acquired Funds as of the Record Date that are entitled to vote at the Meeting.

Acquired Fund	Total Number	Number of Shares	Number of Class Y shares	Number of Institutional Class shares
Scout Core Bond Fund	[ ]	N/A	[ ]	[ ]
Scout Core Plus Bond Fund	[ ]	N/A	[ ]	[ ]
Scout International Fund	[ ]	[ ]	N/A	N/A
Scout Low Duration Bond Fund	[ ]	[ ]	N/A	N/A
Scout Mid Cap Fund	[ ]	[ ]	N/A	N/A
Scout Small Cap Fund	[ ]	[ ]	N/A	N/A
Scout Unconstrained Bond Fund	[ ]	N/A	[ ]	[ ]
Required Shareholder Vote
Approval of the Reorganization Plan with respect to a Reorganization involving an Acquired Fund will require the affirmative vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less.  “Voting securities” refers to the shares of an Acquired Fund.
The presence, in person or by proxy, of at least one-third of the shares of an Acquired Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Acquired Fund.  If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal.  If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposal(s).  All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum.
Solicitation of Proxies and Voting Instructions
Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about [_________,] 2017.  In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trusts and employees of Scout Investments or Carillon Tower and its affiliates, without additional compensation, may solicit proxies and voting instructions by telephone, fax, personal interview, the internet or other permissible means.
You may attend the Meeting and vote in person or vote your shares by mail, telephone or Internet by following the instructions on the enclosed proxy card(s).  Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote for a proposal, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for a proposal, your shares will be voted FOR the proposal.  You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Scout Funds that is received by the Scout Funds at or prior to the Meeting; (2) forwarding to the Scout Funds a later-dated proxy card that is received by the Scout Funds at or prior to the Meeting; or (3) attending the Meeting and voting in person.
The Acquired Funds expect that, before the Meeting, broker-dealer firms holding shares of the Acquired Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Acquired Funds understand that broker-dealers may vote on a proposal on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.
Proxy Solicitation
The costs associated with the Proxy Statement/Prospectus, including the printing, distribution and the proxy solicitation costs, will be borne by UMB and Carillon Tower or their affiliates.  UMB and Carillon Tower or their affiliates will also reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.  In addition, Broadridge Financial Solutions, Inc. has been engaged to provide shareholder meeting services, including the printing and distribution of this Proxy Statement/Prospectus and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $500,000.
Shareholders can provide voting instructions: (1) by Internet at our website at __________; (2) by telephone at 1-866-828-9088; or (3) by mail, with the enclosed voting instruction card.
Adjournment or Postponement
If a quorum is not established at the Meeting or if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies.  Any adjournment or postponement will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned.
Other Matters
Scout Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus.  If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.
Scout Funds is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by Scout Funds’ management.  Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.
Prompt execution and return of the enclosed voting instruction card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.  If executed but unmarked voting instructions are received, a proxy will vote those unmarked voting instructions in favor of the Proposal.
* * * * *

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____ __, 2017, among SCOUT FUNDS, a Delaware statutory trust (“Old Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “Old Funds” on Schedule A attached hereto (“Schedule A”) (each, an “Old Fund”); [CARILLON SERIES TRUST, a Delaware statutory trust/EAGLE SERIES TRUST, a Massachusetts business trust] (“New Trust”), on behalf of each series thereof listed under the heading “New Funds” on Schedule A (each, a “New Fund”); and, solely for purposes of paragraph 4.8, 4.12 and 6, SCOUT INVESTMENTS, INC., Old Trust’s investment adviser (“Scout Adviser”), and, solely for purposes of paragraphs 4.12 and 6, CARILLON TOWER ADVISERS, INC., New Trust’s investment adviser (“Carillon Adviser”).  (Each Old Fund and New Fund is sometimes referred to herein as a “Fund,” and each Old Trust and New Trust is sometimes referred to herein as an “Investment Company.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.
The Investment Companies wish to effect seven reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization shall involve an Old Fund’s changing its identity – by converting from a series of Old Trust to a series of New Trust – by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) (“corresponding New Fund”) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein.  Carillon Adviser and UMB Financial Corporation (“UMB”), the parent company of Scout Adviser, have entered into an agreement pursuant to which Carillon Adviser will purchase Scout Adviser from UMB (the “Transaction”).  Each of the Reorganizations is conditioned on the closing of the Transaction. The Transaction itself is contingent on the approval of the Reorganizations by shareholders of each Old Fund other than the Scout Low Duration Bond Fund, as well as the satisfaction of other closing conditions. Accordingly, the consummation of each Reorganization is contingent on the approval of all other Reorganizations, with the exception of the Reorganization involving the Scout Low Duration Bond Fund.
With respect to each Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization.  (For convenience, the balance of this Agreement, except the paragraph below describing the Funds’ share classes and paragraphs 1.1(a) and 1.4, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)
The issued and outstanding shares of each of the first three Old Funds listed on Schedule A (each, a “Multi-Class Old Fund”) are divided into two classes, designated Institutional Class shares and Class Y shares (“Old Fund Institutional Class Shares” and “Old Fund Class Y Shares,” respectively); the four other Old Funds (each, a “Single-Class Old Fund”) only have issued and outstanding a single class of shares with no designation (“Old Fund Undesignated Class Shares,” and, together with Old Fund Institutional Class Shares and Old Fund Class Y Shares, “Old Fund Shares”).  Commencing at the Effective Time (as defined in paragraph 2.1), each New Fund will issue and have outstanding Class I shares and Class Y shares (“New Fund Class I Shares” and “New Fund Class Y Shares,” respectively, and collectively, “New Fund Shares”); although each New Fund will also commence offering and issuing at that time five other classes of shares, designated Class A shares, Class C shares, Class R-3 shares, Class R-5 shares, and Class R-6 shares, those five classes of shares are not involved in the Reorganizations and are not included in the term “New Fund Shares.” The rights and obligations of the Funds’ similarly designated classes of shares are similar to each other.
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1.                   PLAN
1.1            Subject to the requisite approval of Old Fund’s shareholders and others and satisfaction of the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:
(a)	issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place)
(1)
in the case of a Reorganization involving a Multi-Class Old Fund, (i) New Fund Class I Shares equal to the number of full and fractional Old Fund Institutional Class Shares then outstanding and (ii) New Fund Class Y Shares equal to the number of full and fractional Old Fund Class Y Shares then outstanding, and

(2)	in the case of a Reorganization involving a Single-Class Old Fund, New Fund Class I Shares equal to the number of full and fractional Old Fund Undesignated Class Shares then outstanding, and
(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2            The Assets shall consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Old Fund owns at the Effective Time and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Old Fund’s books at that time.
1.3            The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether known or unknown, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Scout Adviser (or its affiliate) and Carillon Adviser (or its affiliate) pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.
1.4            At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at that time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Old Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Old Fund Institutional Class Shares shall be credited with the number of full and fractional New Fund Class I Shares due that Shareholder, the account for each Shareholder that holds Old Fund Class Y Shares shall be credited with the number of full and fractional New Fund Class Y Shares due that Shareholder, and the account for each Shareholder that holds Old Fund Undesignated Class Shares shall be credited with the number of full and fractional New Fund Class I Shares due that Shareholder).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder owns at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5            After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within 180 days after the Effective Time, subject to any action by the Securities and Exchange Commission (“Commission”) necessitating a longer period, Old Fund shall be terminated as a series of Old Trust, and any further actions shall be taken in connection therewith as required by applicable law.  As provided in paragraph 1.4, on making that distribution Old Fund’s liquidation shall be complete for federal tax purposes.  The termination of Old Fund provided for in this paragraph 1.5 is solely for purposes of the laws of the State of Delaware (“Delaware”).
1.6            Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, deregistration filings, tax returns relating to tax periods ending on or prior to the date of the Closing, and other documents with the Commission, any state securities commission, the Internal Revenue Service (“IRS”), any state and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7            Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.
2.                   CLOSING AND EFFECTIVE TIME
2.1            The Reorganization, together with all acts necessary to consummate the same (“Closing”), shall occur at New Trust’s offices on or about [October 27], 2017, or at another place and/or on another date to which they agree.  All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern Time) on the date thereof (“Effective Time”).
2.2            Old Trust shall direct the custodian of its assets, UMB Bank, n.a., to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds on Old Fund’s behalf will be transferred to U.S. Bank, N.A., the custodian of the assets of New Trust, on New Fund’s behalf, at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  New Trust shall direct U.S. Bank, N.A. to deliver a Certificate, immediately on its receipt of the Assets on New Fund’s behalf, to New Trust’s fund accounting agent, U.S. Bancorp Fund Services, LLC (“USBFS”), stating that it has received the Assets (“Asset Receipt Certificate”).
2.3            Old Trust shall direct its fund accounting agent, UMB Fund Services, Inc. (“UMBFS”), to deliver at the Closing, in a form reasonably acceptable to New Trust, information detailing the adjusted basis and holding period as of immediately before the Effective Time, by lot, of each Asset, including all portfolio securities and other investments, to be transferred by Old Trust, on Old Fund’s behalf, to New Trust, on New Fund’s behalf  (“Asset Information”), accompanied by a Certificate as to the accuracy of all Asset Information.

2.4            Old Trust shall direct its transfer agent, UMBFS, to deliver at the Closing a Certificate stating that Old Fund’s shareholder records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Old Fund Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Fund with respect to each Shareholder, all at the Effective Time.
2.5            New Trust shall direct (a) USBFS to deliver at the Closing a Certificate that it will, immediately on receipt of the Asset Certificate from U.S. Bank, N.A., enter the Asset Information on New Fund’s books and (b) its transfer agent, also USBFS, to deliver at the Closing a Certificate as to the opening of accounts in the Shareholders’ names on New Fund’s shareholder records.  New Trust shall issue and deliver to Old Trust a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.
2.6            At the Closing, each Investment Company shall deliver, on behalf of its Fund, to the other, on behalf of its Fund, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated the date of the Closing, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
3.                   REPRESENTATIONS AND WARRANTIES
3.1            Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:
(a)
Old Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware law, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware (“State Secretary”), (2) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission, (3) is duly registered as an open-end management investment company under the 1940 Act, which registration will be in full force and effect at the Effective Time, and no proceeding will have been instituted to suspend that registration, and (4) has never elected not to be classified as an association taxable as a corporation;

(b)	Old Fund is a duly established and designated series of Old Trust;
(c)
The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)
At the Effective Time, Old Trust, on Old Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except for encumbrances on securities that are subject to “securities loans” as referred to in section 851(b)(2) or securities that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)
Old Trust, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Agreement and Declaration of Trust (“Old Trust’s Declaration”) or By-Laws (each as last amended on July 1, 2009), Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)
At or before the Effective Time, either (1) all material contracts and other commitments of Old Trust, with respect to Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts), will terminate or (2) provision for discharge and/or assumption by New Fund of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)
Except as set forth on Schedule B, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s best knowledge, threatened against Old Trust, with respect to Old Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(h)
Old Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2017, have been audited by Deloitte & Touche LLP, which issued an unqualified opinion thereon, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”) (true and complete copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended; Old Fund neither owned nor had any interest in any assets or other property at that date that are not reflected on those Statements; and to Old Trust’s management’s best knowledge and belief, there are no contingent or other liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
(i)
Since June 30, 2017, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for these purposes, a decline in NAV per Old Fund Share due to declines in market values of investments Old Fund holds, the discharge of Old Fund’s liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)
All issued and outstanding Old Fund Shares are, and at the Effective Time will be, validly issued and outstanding, fully paid, and nonassessable by Old Trust and have been offered and sold in every state and territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.4; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(k)
At the Effective Time, all material federal and other tax returns, dividend reporting forms, and other tax-related reports (“Returns”) of Old Fund required by law to have then been filed by that time (giving effect to any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects; all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof, except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and redemptions of its shares and is not liable for any material penalties that could be imposed thereunder;

(l)
Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Old Fund has elected to be, and for each taxable year of its operation (including its current taxable year) has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a “regulated investment company” (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; from the time Old Trust’s Board approved the transactions contemplated hereby through the Effective Time, Old Fund has invested and will invest its assets in a manner that is designed to ensure its compliance with the foregoing; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(m)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o)
Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Old Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose;

(p)
To the best of Old Trust’s knowledge, at the time of its mailing, at the time of the Shareholders Meeting (as defined in paragraph 4.1), and at the Effective Time, the Proxy Statement/Prospectus (as defined in paragraph 3.3(a)), insofar as it relates to Old Trust or Old Fund, will comply in all material respects with applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”) and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance on and in conformity with information furnished by New Trust for use therein;

(q)
Old Trust’s Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets -- each series thereof (including Old Fund) is a managed portfolio of securities and other investments; and Scout Adviser has the authority to buy and sell securities for it; and

(r)	The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
3.2            New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:
(a)
New Trust (1) is a [statutory/business] trust that is duly organized, validly existing, and in good standing under [Delaware/Massachusetts] law, and its Certificate of Trust has been duly filed in the office of the State Secretary, (2) has the power to own all its properties and assets and carry on its business as described in documents filed with the Commission, and (3) is duly registered as an open-end management investment company under the 1940 Act, and no proceeding will have been instituted to suspend that registration;

(b)
At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and New Fund will be, at that time, a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of Old Fund;

(c)
The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)
Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)
New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a material violation of any provision of its Agreement and Declaration of Trust (“New Trust’s Declaration”) or By-laws (each dated as of [May 5, 2017/November 1, 2008]), [Delaware/Massachusetts] law, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)
No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s best knowledge, threatened against New Trust, with respect to New Fund, regarding any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;
(h)
New Fund will not be classified as a partnership, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes and either will elect the latter classification by filing Form 8832 with the IRS or will be a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for its taxable year in which the Reorganization occurs, New Fund will meet the requirements of Subchapter M for qualification and treatment as a RIC and will be eligible to and will compute its federal income tax under section 852; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)
There is no plan or intention for New Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j)
Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which New Fund invests (and not the securities issued by the RIC itself) will be taken into account for this purpose;

(k)
The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof (1) will at the Effective Time have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be validly issued and outstanding New Fund Shares and will be fully paid and nonassessable by New Trust;

(l)
To the best of New Trust’s knowledge, at the time of its mailing, at the time of the Shareholders Meeting, and at the Effective Time, the Proxy Statement/Prospectus, insofar as it relates to New Trust, New Fund or New Fund Shares, will comply in all material respects with applicable provisions of the Federal Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance on and in conformity with information furnished by Old Trust for use therein; and
(m)
New Trust’s Declaration permits New Trust to vary its shareholders’ investment; New Trust does not have a fixed pool of assets; each series thereof (including New Fund) is (or will be) a managed portfolio of securities and other investments; and Carillon Adviser will have the authority to buy and sell securities for it.

3.3            Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
(a)
No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance hereof, except for (1) Old Trust’s filing with the Commission of a supplement to its prospectus describing the Reorganization, (2) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Proxy Statement/Prospectus”), and a registration statement on Form N-1A registering New Fund, (3) the Commission’s declaring the latter registration statement effective, and (4) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)	The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)
The fair market value on a going concern basis, and “adjusted basis” (within the meaning of section 1011), of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)
None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)
No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Scout Adviser, Carillon Adviser, any affiliate thereof or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its Shareholders with the intention that it be used to pay any expenses thereof;
(g)
There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and New Fund will not pay cash in lieu of fractional New Fund Shares in connection with the Reorganization;

(h)
Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares, and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization, and (2) New Fund will hold the same assets – except for any assets used to pay the Funds’ expenses incurred in connection with the Reorganization – and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

(i)	The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and
(j)	The principal purpose of New Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.
4.                   COVENANTS
4.1            Old Trust covenants to duly call and hold a meeting of Old Fund’s shareholders to consider and approve this Agreement (“Shareholders Meeting”).
4.2            Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.
4.3            Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.
4.4            Each Investment Company covenants to cooperate with the other to prepare the Proxy Statement/Prospectus in compliance with applicable Federal Securities Laws and state securities laws.
4.5            Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets and

(b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.6            New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the Federal Securities Laws and state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.
4.7            Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to obtain approval hereof and to consummate and effectuate the transactions contemplated hereby.
4.8            Old Trust covenants to operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and declaration and payment of regular and customary periodic dividends and other distributions.  In order to facilitate the transfer of Assets at the Effective Time, Carillon Adviser may request in writing that Scout Adviser use commercially reasonable best efforts, subject to Scout Adviser’s fiduciary duty, to limit or cease portfolio trading on behalf of Old Fund for a period of up to three days prior to the Effective Time, and Scout Adviser agrees that it will accommodate any such request to the extent such trading restrictions are consistent with the investment objectives, policies, and strategies of Old Fund and consistent with fulfilling its fiduciary obligations as an investment adviser.
4.9            Old Fund covenants to distribute all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation thereof (for federal tax purposes).
4.10         As promptly as practicable, but in any case within sixty days, after the Effective Time, Old Trust shall furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes that will be carried over by New Fund as a result of section 381.
4.11         It is the Investment Companies’ intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)).  Each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.
4.12         New Trust and Carillon Adviser shall ensure that for a period of three years after the Effective Time, at least 75% of the New Trust’s Board is Non-Interested Persons of Carillon Adviser or Scout Adviser.  In addition, New Trust, Carillon Adviser, and Scout Adviser, shall refrain from imposing or seeking to impose, for a period of two years after the Effective Time, any “unfair burden” (within the meaning of the 1940 Act) on New Fund as a result of the transactions contemplated by this Agreement or any terms, conditions, or understandings applicable thereto.
5.                   CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1            This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;
5.2            All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby.  The Proxy Statement/Prospectus shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
5.3            At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.4            The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if requested, addressed to it and the Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions mentioned therein and conditioned on all those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:
(a)
New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)
Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)
New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;
(f)
A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds the latter as capital assets at the Effective Time; and

(g)
For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;
5.5            Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share of each class (collectively, “Initial Shares”)

to Carillon Adviser or an affiliate thereof, in consideration of the payment of $1.00 (or other amount New Trust’s officers, pursuant to that Board’s delegation of authority, determine) apiece, to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6;
5.6            New Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Carillon Adviser or its affiliate as New Fund’s sole shareholder; and
5.7            Old Trust’s agreements, with respect to Old Fund, with each of its service providers shall have terminated at or prior to the Effective Time in compliance with their termination provisions, without subjecting it to a contractual penalty, and each Investment Company shall have received assurances that no claims for damages (liquidated or otherwise) will arise as a result of any such termination.
At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
6.                   EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(f), Scout Adviser (or its affiliate) and Carillon Adviser (or its affiliate) shall bear all the Reorganization Expenses equally.  The Reorganization Expenses include fees and expenses related to the preparation, filing, printing, and mailing of the Proxy Statement/Prospectus, soliciting proxies, and tabulating votes, expenses of holding the Shareholders Meeting, and accounting, legal, and custodial fees and expenses. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
7.                   ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company, on its Fund’s behalf, has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies, each on behalf of its Fund.  Except for the provisions of paragraph 6 and as provided in paragraphs 4.12 and 5.4, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
8.                   TERMINATION
This Agreement may be terminated at any time at or before the Closing:

8.1            By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [____________], or another date to which the Investment Companies agree; or
8.2            By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
9.                   AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
10.                SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11.                MISCELLANEOUS
11.1            This Agreement shall be construed and interpreted in accordance with the internal laws of Delaware; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.
11.2            Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its respective Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason hereof.
11.3            Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series (other than the Fund that is a series thereof) but are only binding on and enforceable against its property attributable to and held for the benefit of that Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims hereunder on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to those trustees, officers, shareholders, or other series or their respective properties.
11.4            This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
SCOUT FUNDS, on behalf of each of its series listed under the heading “Old Funds” on Schedule A
By:
Name:
Title:
[CARILLON SERIES TRUST/EAGLE SERIES TRUST], on behalf of each of its series listed under the heading “New Funds” on Schedule A
By:
Name:
Title:
For purposes of paragraph 4.12 and 6 only:
CARILLON TOWER ADVISERS, INC.
By:
Name:
Title:

For purposes of paragraph 4.8, 4.12 and 6 only:
SCOUT INVESTMENTS, INC.
By:
Name:
Title:

Schedule A
Old Funds (each a series of Old Trust)	New Funds (each a series of New Trust)
Scout Unconstrained Bond Fund	Carillon Reams Unconstrained Bond Fund
Scout Core Bond Fund	Carillon Reams Core Bond Fund
Scout Core Plus Bond Fund	Carillon Reams Core Plus Bond Fund
Scout International Fund	Carillon Scout International Fund
Scout Low Duration Bond Fund	Carillon Reams Low Duration Bond Fund
Scout Mid Cap Fund	Carillon Scout Mid Cap Fund
Scout Small Cap Fund	Carillon Scout Small Cap Fund

APPENDIX B

Your Investment

Choosing a Share Class
Each Acquiring Fund offers multiple share classes, two of which are Class I and Class Y shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:
•the length of time you expect to own the shares;
•how much you intend to invest;
•total expenses associated with owning shares of each class;
•whether you plan to take any distributions in the near future; and
•the availability of the share classes.
You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class Y Shares
Class Y shares are available to individual investors and through financial intermediaries. Class Y shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets and ongoing shareholder servicing fees equal to 0.15% of their average daily net assets.
The minimum investment in Class Y shares is:
Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

An Acquiring Fund may waive these minimum requirements at its discretion.  Contact the Acquiring Funds or your financial adviser for further information.
Class I Shares
Class I shares are available to individual investors and qualified institutions with a minimum investment of $1,000,000. An Acquiring Fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.
Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with Carillon Funds Distributor, Inc. (“Distributor”) for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.
Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees.
How To Invest
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
Through your financial adviser | You may invest in an Acquiring Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.
By mail | You may invest in an Acquiring Fund by completing and signing an account application from your financial adviser, through our website, [Website], or by telephone (800.421.4184). Indicate the Acquiring Fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose [Class _] shares. Checks must be drawn on an account at a U.S. bank and made payable to the specific Acquiring Fund and class being purchased. The Acquiring Funds will not accept payment in cash or money orders. The Acquiring Funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Acquiring Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail
Carillon Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Carillon Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202

Note: The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Acquiring Funds.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Funds, for any payment that is returned. It is the policy of the Acquiring Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Acquiring Funds reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon Tower account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 15 days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET.
Through our website | You can make additional purchases through our website, [Website]. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon Tower account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into an Acquiring Fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution, and by the share class.
•From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Automatic Investment Plan form to activate this service. If your bank rejects your payment, the Acquiring Funds’ transfer agent will charge a $25 fee to your account. The Acquiring Funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.
•Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Carillon Tower. These exchanges are subject to the exchange requirements discussed below.
The intent of these plans is to encourage you to increase your account balance to an Acquiring Fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the Acquiring Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202

ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name and share class of fund to be purchased)
(shareholder registration)
(shareholder account number)
Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Acquiring Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
Class I and Class Y shares | You can sell (redeem) Class I shares and Class Y shares of your Acquiring Fund for cash at any time, subject to certain restrictions.  When you sell shares, payment of the proceeds generally will be made the next business day after your request is received in good order.  If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shares are not subject to a redemption fee.
Shareholders who hold shares through an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof.
You may contact your financial adviser or the Acquiring Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your Acquiring Fund and may charge you a fee for this service.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. Acquiring Fund shares held in IRAs may not be redeemed by telephone.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the Acquiring Fund by sending a written redemption request to the transfer agent (see the “In writing” section below).
In writing | You may sell shares of an Acquiring Fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the Acquiring Fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.
Regular Mail
Carillon Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Carillon Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
Note: The Acquiring Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Acquiring Funds.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
•When ownership is being changed on your account;
•When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•When a change of address request has been received by the transfer agent within the last 30 calendar days; and/or
•For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.
In addition to the situations described above, the Acquiring Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Through our website | For certain accounts, you may sell shares through our website, [Website], prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:
•Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Tower Account Options form (available from your financial adviser, the Acquiring Funds or through our website, [Website]) and send that form to the transfer agent. The Acquiring Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Acquiring Fund account. The systematic withdrawal plan may be terminated at any time by the Acquiring Fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares
You can exchange shares of one Carillon Tower fund for shares of the same class of any other Carillon Tower fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, [Website]. You may exchange your shares by calling your financial adviser or the Acquiring Funds if you exchange to like-titled Carillon Tower accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.
You may be able to convert your shares of a fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of a fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with Carillon Tower or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Please contact the Funds or your financial adviser for additional information.
If your shares are exchanged or converted, your shares may be subject to additional sales charges and certain sales charge waivers and reductions may not be available. Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon Tower fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
The price of each Acquiring Fund’s shares is based on the NAV per share of each class of an Acquiring Fund. Each Acquiring Fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) and the Nasdaq, (typically 4:00 p.m. ET). The Acquiring Fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Acquiring Funds are not required to recalculate their NAV.
Generally, the Acquiring Funds value portfolio securities for which market quotations are readily available at market value; however, an Acquiring Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Acquiring Funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board of Trustees of Carillon Series Trust (“Board”). The Acquiring Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Acquiring Funds may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trust and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon Tower checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon Tower compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon Tower documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for each Acquiring Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.
There can be no assurance, however, that a fair value price used by an Acquiring Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading Acquiring Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:
•Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. An Acquiring Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Acquiring Fund’s NAV calculation. An Acquiring Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Acquiring Fund securities primarily traded on foreign markets may trade on days that are not business days of the Acquiring Fund. Because the NAV of an Acquiring Fund’s shares is determined only on business days of the Acquiring Fund, the value of the portfolio securities of the Acquiring Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Acquiring Fund.
•Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
•Investment Companies and ETFs — Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Account and Transaction Policies
Doing Business with the Acquiring Funds
Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Acquiring Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Acquiring Funds in compliance with their contractual deadline.
Good order requirements | For the Acquiring Funds to process a request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in the Proxy Statement/Prospectus, including:
•The shareholder’s name;
•The name of the fund;
•The account number;
•The share or dollar amount to be transacted; and
•The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Acquiring Funds until it meets these requirements.
Account registration options | Carillon Tower offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon Tower offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Acquiring Funds or through our website, [Website].
Customer identification and verification procedures | The Acquiring Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Acquiring Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The Acquiring Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Acquiring Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Acquiring Funds to close or suspend further activity in an account.
Shares of the Acquiring Funds have not been registered for sale outside of the United States and U.S. territories. The Acquiring Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States are not permitted to invest directly with the Acquiring Funds.
Restrictions on orders | The Acquiring Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of Acquiring Fund shares for a period of time. There are certain times when you may not be able to sell shares of an Acquiring Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which an Acquiring Fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, [Website]. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.
Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Acquiring Funds will accept telephone instructions from any one owner or authorized person.
Redemption-in-kind | Although the Acquiring Funds generally intend to pay redemption proceeds solely in cash, the Acquiring Funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of an Acquiring Fund’s assets, we may give you securities from an Acquiring Fund’s portfolio instead of cash. To the extent the Acquiring Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Acquiring Funds.
Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each Acquiring Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each Acquiring Fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Acquiring Funds are unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The Acquiring Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the Carillon Scout International Fund may reflect price differentials because it invests significantly in foreign securities. Each Acquiring Fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each Acquiring Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each Acquiring Fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are recognized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of Acquiring Fund shares. The Acquiring Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Acquiring Funds have adopted the following guidelines:
•The Acquiring Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•The Acquiring Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The Acquiring Funds may consider the trading history of accounts under common ownership or control in this determination.
•All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Acquiring Funds or through a financial intermediary. The Acquiring Funds reserve the right to reject combined or omnibus orders in whole or in part.
•The Acquiring Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Acquiring Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.
While the Acquiring Funds apply these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the Acquiring Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Acquiring Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Acquiring Funds’ policy is included in the SAI. Portfolio information can be found on our website, [Website].
Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Acquiring Funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, [Website].
Householding | In an effort to decrease costs, the Acquiring Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the Acquiring Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | Each Acquiring Fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each Acquiring Fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Low Duration Bond Fund and Carillon Reams Unconstrained Bond

Fund expect to declare a dividend equal to substantially all of their net investment income every business day, and distribute accumulated dividends to shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from an Acquiring Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their Acquiring Fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $418,400 ($470,700 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2017 and will be adjusted for inflation annually.
Each Acquiring Fund also distributes net capital gains (and, in the case of certain Acquiring Funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. An Acquiring Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Acquiring Fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
Generally, Acquiring Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.
An Acquiring Fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the Acquiring Fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional Acquiring Fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Acquiring Fund reserves the right to reinvest the amount of the distribution check in your account, at the Acquiring Fund's then-current NAV per share, and to reinvest all subsequent distributions.
In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Acquiring Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)

Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions an Acquiring Fund pays and net gains realized on a redemption or exchange of an Acquiring Fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in an Acquiring Fund (or Acquiring Funds).
Withholding taxes | If you are a non-corporate shareholder and an Acquiring Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, [Website].
Each Acquiring Fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). Each Acquiring Fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each Acquiring Fund’s “default method,” unless you contact the Acquiring Fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each Acquiring Fund or broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
Additional Information
The Board oversees generally the operations of the Acquiring Funds. The Trust enters into contractual arrangements with various parties, including among others, the Acquiring Funds’ manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the Acquiring Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Proxy Statement/Prospectus provides information concerning the Acquiring Funds that you should consider in determining whether to purchase Acquiring Fund shares. Neither this Proxy Statement/Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Acquiring Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Proxy Statement/Prospectus, the Statement of Additional Information or the Acquiring Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Payments to Financial Intermediaries
Carillon Tower, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Acquiring Funds. Carillon Tower or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon Tower or its Affiliates make these payments from their own resources, not out of Acquiring Fund assets (i.e., without additional cost to the Acquiring Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon Tower or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon Tower, the Distributor and/or an Affiliate.
Carillon Tower or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Acquiring Funds. Revenue sharing arrangements are not financed by the Acquiring Funds, and thus, do not result in increased Acquiring Fund expenses. Carillon Tower and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Acquiring Funds. The benefits that Carillon Tower and its Affiliates receive when these payments are made include, among other things, placing the Acquiring Funds on the financial adviser’s fund sales system, possibly placing the Acquiring Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Acquiring Funds in its fund sales system (on its “sales shelf”). Carillon Tower and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon Tower or its Affiliates make may be calculated on the average daily net assets of the applicable Acquiring Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Acquiring Funds in investor accounts. The revenue sharing payments Carillon Tower or its Affiliates make may be also calculated on sales of new shares in the Acquiring Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular Acquiring Fund or to switch investments between Acquiring Funds frequently.
Carillon Tower or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon Tower’s or its Affiliates’ personnel may make presentations on the Acquiring Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Acquiring Funds’ transfer agent or otherwise would be a direct obligation of the Acquiring Funds. The Acquiring Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.
Carillon Tower and its Affiliates are motivated to make the payments described above since they promote the sale of Acquiring Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Acquiring Funds or retain shares of the Acquiring Funds in their clients’ accounts, Carillon Tower and its Affiliates benefit from the incremental management and other fees paid to Carillon Tower and its Affiliates by the Acquiring Funds with respect to those assets.  In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Proxy Statement/Prospectus. You can ask your financial intermediary about any payments it receives from Carillon Tower or its Affiliates or the Acquiring Funds, as well as about fees and/or commissions it charges.

APPENDIX C
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To each Acquired Fund’s knowledge, as of [_______], 2017, the following were all of the beneficial and record owners of 5% or more of the outstanding shares of each Class, if applicable, of the Acquired Funds. The owner listed is a record owner and holds these shares of record for the accounts of certain of its clients.
Fund and Class	Name and Address	Percent Owned

As of [________], 2017, the Trustees and officers of Scout Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of the each Class, if applicable, of each Acquired Fund.
As of [_______], 2017, there were no shareholders of record that owned 5% or more of the outstanding shares of each Acquiring Fund and the Trustees and officers of Acquiring Trust, as a group, did not own shares of any Acquiring Fund because none of them has commenced operations.

STATEMENT OF ADDITIONAL INFORMATION
SCOUT FUNDS
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout International Fund
Scout Low Duration Bond Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout Unconstrained Bond Fund

928 Grand Boulevard
Kansas City, MO 64106

To reorganize into corresponding series of:
CARILLON SERIES TRUST
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Scout International Fund
Carillon Reams Low Duration Bond Fund
Carillon Scout Mid Cap Fund
Carillon Scout Small Cap Fund
Carillon Reams Unconstrained Bond Fund

880 Carillon Parkway
St. Petersburg, FL 33716

This Statement of Additional Information (“SAI”) dated [______ __,] 2017, relates specifically to the proposed reorganization of the Scout Core Bond Fund, Scout Core Plus Bond Fund, Scout International Fund, Scout Low Duration Bond Fund, Scout Mid Cap Fund, Scout Small Cap Fund and Scout Unconstrained Bond Fund (each, an “Acquired Fund,” and collectively, the “Acquired Funds”), each a series of Scout Funds, into the Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund (each, an “Acquiring Fund” or “fund,” and collectively, the “Acquiring Funds” or “funds”), respectively, each a series of Carillon Series Trust (the “Acquiring Trust” or “Trust”).  In connection with the reorganization, each Acquired Fund would transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund equal in number and net asset value (“NAV”) to the shares of the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities (each, a “Reorganization”).  Shareholders of an Acquired Fund with a single undesignated share class (“Shares”) and shareholders of Institutional Class shares of an Acquired Fund will receive Class I shares of the corresponding Acquiring Fund.  Shareholders of Class Y shares of an Acquired Fund will receive Class Y shares of the corresponding Acquiring Fund.
This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) dated [Date] for the special meeting of shareholders of the Acquired Funds.  The Acquiring Funds have not commenced operations as of the date hereof.  Accordingly, financial statements for the Acquiring Funds are not available.  Copies of the Proxy Statement/Prospectus, and the Annual and Semiannual Reports to shareholders when they are available, may be obtained without charge, upon request by writing to Carillon Series Trust at P.O. Box 23572, St. Petersburg, FL, 33742, calling 800.421.4184 or by visiting our website at [website].
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Currently, it is anticipated that Eagle Series Trust, which is a Massachusetts business trust, will reorganize into the Acquiring Trust, which is a newly established Delaware statutory trust (“Redomiciliation”), before the closing date of the Reorganizations.  However, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, each Reorganization will involve an Acquired Fund reorganizing into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of the Acquiring Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for a Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of the Acquiring Trust or a corresponding series of the Eagle Series Trust.  As applicable, the Acquiring Trust and Eagle Series Trust are referred to as the “Trust.”
The following documents for the Scout Funds have been filed with the Securities and Exchange Commission (“SEC”) and are also incorporated by reference into this SAI:
1.	The Prospectus and Statement of Additional Information of Scout Funds, each dated October 31, 2016, as supplemented, with respect to the Acquired Funds (File Nos. 333-96461 and 811-09813); and
2.
The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Acquired Fund for the year ended June 30, 2016 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of each Acquired Fund for the period ended December 31, 2016.

Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders.  For a free copy of any of the above documents, please call or write at the telephone number or the address above for the Scout Funds.
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TABLE OF CONTENTS

I.	General Information		5

II.	Investment Information		5

	A.	Investment Policies, Strategies and Risks	5

	B.	Industry Classifications	35

III.	Investment Limitations		35

	A.	Fundamental Investment Policies for All Funds	35

	B.	Non-Fundamental Investment Policies	36

IV.	Net Asset Value		36

V.	Investing in the Funds		38

VI.	Investment Programs		38

	A.	Retirement Plans	38

VII.	Redeeming Shares		39

	A.	Receiving Payment	39

	B.	Telephone Transactions	40

	C.	Systematic Withdrawal Plan	40

	D.	Redemptions-in-Kind	40

	E.	Frequent Purchases and Redemptions of Fund Shares	40

VIII.	Exchange Privilege		41

IX.	Disclosure of Portfolio Holdings		41

X.	Taxes		42

XI.	Shareholder Information		47

XII.	Fund Information		47

	A.	Management of the Acquiring Funds	47

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	B.	Control Persons and Principal Holders of Securities		55

	C.	Proxy Voting Policies and Procedures		55

	D.	Investment Adviser and Administrator; Subadviser		56

	E.	Portfolio Managers		59

		1.	Scout Investments	59

	F.	Portfolio Turnover and Brokerage Practices		62

	G.	Distribution of Shares		63

	H.	Payments to Dealers		65

XIII.	Additional Services to the Funds			66

APPENDIX A				A-1

APPENDIX B				B-1

APPENDIX C				C-1

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I.                    General Information
The Acquiring Funds are separate series of the Acquiring Trust, which was established as a Delaware statutory trust on May 5, 2017.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  As described above, if the Redomiciliation has not taken place prior to the closing date of the Reorganizations, each Reorganization will occur between an Acquired Fund and a corresponding series of Eagle Series Trust.  In that case, each Reorganization will involve an Acquired Fund reorganizing into a series of a Massachusetts business trust rather than a series of a Delaware statutory trust.  If the Redomiciliation is approved by the shareholders of Eagle Series Trust, each Acquiring Fund would subsequently take part in the Redomiciliation and be reorganized into a corresponding series of the Acquiring Trust.  Alternatively, if the Redomiciliation is not approved by the shareholders of Eagle Series Trust, a vote for a Reorganization would result in the Acquired Fund reorganizing into a series of Eagle Series Trust.  Accordingly, a vote in favor of the Reorganization authorizes the Acquired Fund to reorganize into either a corresponding series of the Acquiring Trust or a corresponding series of the Eagle Series Trust.  Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust on October 28, 1992.  Eagle Series Trust is an open-end diversified management investment company under the 1940 Act.
The shareholders of the Acquired Funds are being asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) between Scout Funds, on behalf of the Acquired Funds, and the Acquiring Trust, on behalf of the Acquiring Funds.  A copy of the form of the Reorganization Agreement is attached as Exhibit A to the Proxy Statement/Prospectus.  The Reorganization Agreement contemplates certain transactions, including: (a) the transfer of all assets of an Acquired Fund to, and the assumption of all liabilities of that Acquired Fund by, a corresponding Acquiring Fund in exchange solely for shares of such Acquiring Fund; (b) the distribution of those Acquiring Fund shares pro rata to shareholders of the Acquired Fund; and (c) the dissolution of the Acquired Fund.  Since the Acquired Funds have substantially similar investment objectives, policies, and strategies as their corresponding Acquiring Funds, and since the Acquiring Funds will engage the same subadviser that currently provides portfolio management services to the Acquired Funds as investment adviser, the Acquiring Funds will adopt the performance and financial history of the Acquired Funds.
The Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund and Carillon Scout Small Cap Fund each offer Class I shares.  The Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund each offer Class I and Class Y shares.
Each Acquiring Fund described in this SAI operates for many purposes as if it were an independent company.  Each Acquiring Fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.
II.                  Investment Information
A.            Investment Policies, Strategies and Risks
Each Acquiring Fund also is referred to in this SAI as a “fund.”  This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies.  For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. Each fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted. For more information on a fund’s principal strategies and risks, please see the funds’ Proxy Statement/Prospectus.  See Appendix C for a summary of the types of investments in which each fund may invest.
Equity Securities:
Common Stocks. Each fund may invest in common stocks, which represent an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt
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holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.
Convertible Securities.  Each fund may invest in convertible securities.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  With respect to Carillon Scout International Fund, Carillon Scout Mid Cap Fund and Carillon Scout Small Cap Fund, the convertible securities in which the funds may invest are rated, at the time of purchase, at least “A” or better by Moody’s or S&P®, or determined to be of comparable quality by Carillon Tower if the security is unrated.
Other Investment Companies, including ETFs. Each fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.
S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”).  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.
Preferred Stock. Each fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.
Real Estate Investment Trusts (“REITs”).  Each fund may invest in REITs.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for pass-through treatment under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights.  Each fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  The market price of warrants is usually significantly less than the current market price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
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Debt Securities:
Debt Securities.  Each fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. Given that as of the date of this SAI interest rates remain near historic lows, they may rise significantly and rapidly.  If so, this may result in substantial losses to a fund and expose fixed income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline.  A fund by investing in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives.  To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance.  The liquidity levels of a fund’s portfolios may also be affected.
Corporate Debt Obligations. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments.  Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.
Investment Grade and Lower Rated Securities:
Investment Grade Securities.  Each fund may invest in debt securities rated investment grade.  Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds.  Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.
Lower Rated / High Yield Securities.  A fund may invest in debt securities rated below investment grade.  These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.
Risk Factors of Lower Rated / High Yield Securities:
Interest Rate and Economic Risk.  As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall.  The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV.  During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing.  In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns.  Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.
In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders.  Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis
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of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.
Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating.  Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities.  A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value.  Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
A fund’s portfolio manager continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio manager primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination.  See Appendix B for a description of corporate debt ratings.
Liquidity Risk and Valuation.  The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities.  During periods of economic uncertainty or adverse economic changes, the market may be further restricted.  In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value.  In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Acquiring Trust’s Board of Trustees (“Board”) or portfolio manager may have difficulty assessing the value of high yield securities during these times.  Consequently, any of these factors could reduce the market value of high yield securities held by a fund.
Variable- or Floating-Rate Securities:
A fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not

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an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.
In determining its weighted average portfolio maturity, each fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.
Institutional Term Loans:
A fund may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund will receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may assume the credit risk of both the underlying borrower and the loan investor selling the loan participation interest. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded

9

to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.
Municipal Obligations:
General Description.  Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities.  The interest on municipal obligations is generally excludable from gross income from federal income tax but may be an item of tax preference for purposes of the federal alternative minimum tax.  A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations.  The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax.  Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds.  An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value.
Short-Term Money Market Instruments:
Bankers’ Acceptances.  Each fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument's marketability is affected primarily by the reputation of the accepting bank and market demand.
The funds may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year.  These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).
Certificates of Deposit (“CDs”).  Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion.  CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Commercial Paper. Each fund may invest in commercial paper that is rated Prime‑1 or Prime‑2 by Moody’s Investors Service, Inc. (“Moody’s”), or A‑1 +, A‑1 or A‑2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”).  In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.
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Bank Time Deposits.  A fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements.  A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities.  Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.
Reverse Repurchase Agreements.  Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.   Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities.  During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.
The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
Mortgage Dollar Rolls and Sale-Buybacks:
A fund may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board to secure its obligation for the forward commitment to buy mortgage-backed securities plus any accrued interest, marked-to-market daily. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets segregated or “earmarked” equal in value to the amount of the fund’s forward commitment to repurchase the subject security.
The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
U.S. Government Securities:
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U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
Zero Coupon Securities:
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds.  A fund may invest in zero coupon securities and step coupon securities.  The market value of zero coupon securities and step coupon securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers.
A fund also may invest in pay-in-kind bonds, which allow the issuer the option to pay cash at a specified coupon payment date or to provide the holder of the security with a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero coupon security and certain other securities acquired at a discount (such as Brady Bonds), as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments.  See “Taxes.”
Pass-through Securities:
Mortgage-Backed Securities. Each fund may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations (“CMOs”). Principal and interest payments made on the underlying mortgages or mortgage pools are “passed through” to investors. Mortgage-backed securities may be issued by U.S. Government or its agencies, including, but not limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2016, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2016 (of $3.0 billion from FNMA and $2.3 billion from FHLMC), they have paid approximately $255.8 billion in aggregate cash dividends to the Treasury (although those payments do not constitute a repayment of their draws). FHFA has stated that FNMA and FHLMC
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may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Asset-Backed Securities. Each fund may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.
To-Be-Announced Securities.  A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions.  As a seller of a TBA, a fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.
Foreign Securities Exposure:
Depositary Receipts. Each fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).
Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts.  For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
American Depositary Receipts (“ADRs”). Each fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an
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unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
Euro/Yankee Bonds. Each fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).  Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general.  These risks are discussed below.
Eurodollar Certificates. Each fund may invest in CDs issued by foreign branches of domestic and foreign banks.  Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks.  In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.
Foreign Securities.  Each fund may invest in foreign securities.  In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S.  Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.  Their markets and economies may react differently to specific or global events than the U.S. market and economy.  In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S.  In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.
Each fund may invest in emerging markets.  Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.  Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.  Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries.  Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.
In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment,
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resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. Each fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be 88 successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.
Securities trading in developing markets presents additional credit and financial risks. Each fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.
Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses.
Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.
Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated
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difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.
No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed.  However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.
Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.  Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.  Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, each fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund's foreign currency exposure back into the U.S. dollar.  The risks for forward contracts and hedging are discussed below.
Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.
However, trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the SSE and the SEHK are open. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a fund’s investments and returns.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
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General Description.  Each fund may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).
In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities.  (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.)  Although a fund may be permitted to use a variety of Derivatives, each fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.
Regulation.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016 for the firms that are very active in the swaps market , and only affected about 20 swap dealers on that date. As of March 1, 2017, variation margin requirements are applicable to all financial end-users, including the funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The SEC has proposed a new rule governing funds’ use of derivatives. If adopted, the rule would impose new limits on funds’ derivatives usage and new asset segregation requirements for funds’ derivatives transactions. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a fund to enter into certain types of derivative transactions.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the funds, had been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower Advisers, Inc. (“Carillon Tower”) is registered as an investment adviser under the Investment
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Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.
The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.
Special Risks of Hedging Strategies.  The use of Derivatives involves special considerations and risks, as described below.  Risks pertaining to particular Derivatives are described in the sections that follow.
(1)            Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  While each fund’s portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.
(2)            There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged.  For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded.  The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.
                 To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives.  Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.
(3)            Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative.  Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.  Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.
(4)            As described below, each fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivatives involving obligations to third parties.  If a fund were unable to close out its positions in such Derivatives, it might be required to continue to
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maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.
Cover for Derivatives.  Some Derivatives expose a fund to an obligation to another party.  A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, mark-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  Each fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with or on the books of the fund’s custodian, in the prescribed amount.
Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Derivative is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a fund’s assets to cover in segregated accounts could impede the adviser’s ability to manage the portfolio or the fund’s ability to meet redemption requests or other current obligations.
Options:
Each fund may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures.  Certain risks and special characteristics of these strategies are discussed below.
Risks of Options Trading.  The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value.  If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value.  If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
A fund effectively may terminate its right or obligation under an option by entering into a closing transaction.  If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the
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same series; this is known as a closing sale transaction.  Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.
In considering the use of options, particular note should be taken of the following:
(1)            Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”).  Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5  However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.
(2)            The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions.  For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.
(3)            At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.  Purchased options that expire unexercised have no value.  Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
(4)            A position in an exchange‑traded option may be closed out only on an exchange that provides a secondary market for identical options.  Most exchange-traded options relate to futures contracts, stocks and currencies.  The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market.  Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time.  In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.  Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.
With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses.  For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option.  This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
(5)            Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.
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(6)            The risks of investment in options on indices may be greater than options on securities or currencies.  Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities.  A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio.  This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change.  If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
A fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options.  Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.  The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs.  Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund.  If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value.  A fund would lose the ability to participate in the value of such securities above the exercise price of the call option.  A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.
Futures:
All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Risks of Futures Trading.  Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date.  If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller
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earns the difference and realizes a gain.  Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.
A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change.  Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts.  If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin.  Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.
Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day.  The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.
Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons.  First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.
In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
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There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by any overall duration limit on a fund’s portfolio securities. Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolio such that the fund’s duration does not exceed any maximum permitted for the fund.
Stock and Bond Index Futures.  A stock or bond index assigns relative values to the common stocks or bonds comprised in the index.  In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
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Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer.  Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
 Foreign Currency Hedging Strategies.  A fund may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  Each fund may also purchase and sell foreign currency on a spot basis .  Each fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Furthermore, currency hedges hedges do not protect against price movements in the securities that are attributable to other causes.
For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Each fund also might use currency-related derivative instruments when Carillon Tower believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.
In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value
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of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives.  In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.
The use of currency-related derivative instruments by each fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.
Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. Each fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, each fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.
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When required by the SEC guidelines, each fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments in accordance with procedures adopted by the Board.  To the extent a fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a fund’s assets are so set aside, this could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Each fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.
Forward Currency Contracts.  Each fund may enter into forward currency exchange contracts and non-deliverable forwards as discussed below.
A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.
Forward Currency Exchange Contracts.  Forward currency exchange contracts are physically settled through an exchange of currencies.  Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved.  When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.
Non-Deliverable Forwards.  NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the
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prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.
NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5.  Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”).  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.
Among the transactions into which each fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of
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securities the fund anticipates purchasing at a later date.  Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
Each fund will usually enter into swaps on a net basis.  These swaps, caps, floors and collars, which are used for bona fide hedging purposes, are subject to the funds' asset segregation requirements under the 1940 Act.  However, they are not subject to the funds' borrowing restrictions.  In addition, a fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager.  If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.
Each fund may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred.  If no default occurs, the fund would keep the stream of payments and would have no payment obligations.  As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
Each fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).   It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and, with respect to OTC
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credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.
Other forms of swap agreements that each fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Each fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date.
Each fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the funds must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.
In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.
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Currently, the funds do not typically provide initial margin in connection with uncleared swaps. Rules requiring both initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and will become effective as to various market participants over time. When these rules take effect with respect to the funds, they may be required to post both initial margin and variation margin.
Certain standardized swap agreements are subject to mandatory central clearing and exchange trading. The Dodd- Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s futures commission merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty.  Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.
When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.
Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that Carillon Tower will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If Carillon Tower attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While
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hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds.  Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.  Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.
Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.
Options on Swap Agreements:
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The funds may enter into options on swap agreements (“swaptions”).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. The funds may write (sell) and purchase put and call swap options.  Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement.  Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets.  When such purchases are made through dealers, a fund relies on the dealer to consummate the sale.  The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price.  Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Illiquid and Restricted Securities:
Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  OTC options and their underlying collateral are currently considered to be illiquid investments.  A fund that sells OTC options will segregate assets or cover its obligations with respect to OTC options written by the fund.  The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Not all restricted securities are deemed illiquid for the purposes noted in this section.  There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices.  Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.
Other Investment Practices:
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When-Issued and Delayed Delivery Transactions.  Each fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date.  Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.  When a fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the custodian and to maintain in that account cash, U.S. Government Securities or other high grade debt obligations in an amount equal on a daily basis to the amount of a fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased.  A fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities.  However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  When the time comes to pay for when-issued or delayed delivery securities, a fund will meet its obligations from the available cash flow and/or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).
At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when‑issued or forward or firm commitment securities will be established and maintained with the Trust’s Custodian or on the fund’s books and records and will be marked-to-market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. When‑issued and forward commitment securities may be sold prior to the settlement date. The fund will engage in when‑issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.
If the fund disposes of the right to acquire a when‑issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third‑party seller of when‑issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third‑party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.
Loans of Portfolio Securities.  Each fund may loan portfolio securities to qualified broker-dealers.  The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan.  A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk.  Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A fund also may call such loans in order to sell the securities involved.  The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral.  Securities loans involve some risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.  The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations.
Foreign Investment Companies.  Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of
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investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.
Selling Securities Short.  Each fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs.  Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.
When Carillon Tower believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future.  A fund will limit its transactions in short sales against the box to 5% of their respective net assets.
A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.  A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities.  Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a fund engages in short sales, it will maintain collateral required by the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets, marked-to-market daily, that Carillon Tower determines to be liquid in accordance with procedures adopted by the Board that is equal to the current market value of the securities sold short minus any amount maintained as margin, or will ensure that such positions are covered by “offsetting” positions, until the fund replaces the borrowed security.  A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Temporary Defensive Purposes.  For temporary defensive purposes during anticipated periods of general market decline, each fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch.  For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B.  Each fund may also take positions that are inconsistent with its principal investment strategies.
Cyber Security:
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With the increased use of technologies such as the Internet to conduct business, each fund is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a fund’s manager, sub-adviser, third-party service providers or counterparties.  The funds attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a fund.
Additionally, the funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the funds or their investment adviser, subadviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value.
B.            Industry Classifications

For purposes of determining industry classifications, each fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry classification for a particular security, Carillon Tower Advisers, Inc., the funds’ investment adviser (“Carillon Tower”), will then rely upon classifications published by Bloomberg L.P. If the designated industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the SEC.
III.                Investment Limitations
A.            Fundamental Investment Policies for All Funds
The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund.  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Borrowing.  The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities.  The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Concentration.  Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of
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the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Diversification.  Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities.  The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate.  The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Senior Securities.  The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting.  The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
B.            Non-Fundamental Investment Policies
The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
Investing in Illiquid Securities.  Each fund may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Investing in Investment Companies.  Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.
IV.                Net Asset Value
The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time).  A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets.   The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays:  New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
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Pursuant to the Board’s delegation of pricing and valuation responsibilities to Carillon Tower, Carillon Tower has established a Valuation Committee to carry out the supervisory functions associated with properly valuing securities in the funds’ portfolios.  In the event that a “Significant Event” occurs that may affect a fund’s valuation, the Valuation Committee will follow procedures outlined in the funds’ Pricing and Valuation Procedures. Significant Events include, but are not limited to, single-issuer events that affect one company, multiple-issuer events that affect a large segment of the market, a vendor-specific event that may cause one or more of the funds’ vendors to become unable to render services during the pricing process.
The funds value securities or assets held in their portfolios as follows:
Equity Securities.  A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded.  A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices.  If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Fixed Income Securities.  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.
Investment Companies and ETFs.  Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures.  Options and futures positions are valued based on market quotations.  Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the security will be valued in good faith by the Valuation Committee. Market quotations generally will not be available for options traded in the OTC market.
Foreign Assets.  Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily NAV of each class.  Foreign currency exchange rates generally are determined as of the close of regular trading on the NYSE.  Occasionally, a Significant Event affecting the value of foreign securities occurs between the time at which they are determined and the close of regular trading on the NYSE; such events will not be reflected in a computation of the fund’s NAV.  If a “significant event” materially affecting the value of such securities or assets occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Carillon Tower or a third-party under procedures established by and under the general supervision and responsibility of the Board.  The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.
Fair Value Estimates.  In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general supervision and responsibility
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of the Board.  Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
The funds are open each Business Day.  Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day.  In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated.    The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day.  If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V.                  Investing in the Funds
Each class of shares are sold at their next determined NAV on Business Days. The procedures for purchasing shares of a fund are explained in the Proxy Statement/Prospectus under “Additional Information About the Funds – Buying and Selling Shares” and Appendix B of the Proxy Statement/Prospectus.
VI.                Investment Programs
A.            Retirement Plans
Carillon Tower IRA.  An individual who earns compensation and has not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”).  An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Tower IRA”).  A separate agreement is required to establish a Carillon Tower IRA.  A Carillon Tower IRA also may be used for certain “rollovers” from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Tower IRA, please contact Carillon Tower.
The Code limits the deductibility of IRA contributions to a certain maximum.  Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year.  These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code and adjusted for inflation annually) is not affected by the spouse’s active participant status.  The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts.  In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally will not be taxable.
If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions. If such instructions are unclear, unavailable or incomplete, the liquidation and any other proceeds will be invested in a taxable money market fund until such time complete instructions are received.
Other Retirement Plans.  Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
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VII.               Redeeming Shares
The methods of redeeming shares are described in the section of the Proxy Statement/Prospectus entitled “Additional Information About the Funds – Buying and Selling Shares” and Appendix B of the Proxy Statement/Prospectus.
A.            Receiving Payment
If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time.  Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day.  Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.
If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”), the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received).  Payment for shares redeemed normally will be made by the fund after settlement to Carillon Funds Distributor, Inc., the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser on the next business day.
Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, or to the funds.
For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:
●	The shareholder’s name,
●	The name of the fund,
●	The account number,
●	The share or dollar amount to be redeemed, and
●	The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.
Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC.  In the case of any such suspension, the shareholder may either withdraw the request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.  If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder.
The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of a class of shares.
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B.            Telephone Transactions
Shareholders may redeem shares by placing a telephone request to a fund.  A fund, Carillon Tower, the transfer agent, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  If a fund, Carillon Tower, the transfer agent, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.
C.            Systematic Withdrawal Plan
Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis.  The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified.  The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty.  Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable.  If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day.  If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares.  A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds.  The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution.  These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold.  If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
D.            Redemptions-in-Kind
A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines NAV.  The portfolio instruments will be selected in a manner that the Board deems fair and equitable.  A redemption-in-kind is not as liquid as a cash redemption.  If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs upon the subsequent sale of the portfolio instruments.
E.            Frequent Purchases and Redemptions of Fund Shares
“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities.  In some cases, such monitoring results in rejection of purchase or
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exchange orders.  While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the Proxy Statement/Prospectus, to deter such activity.
VIII.            Exchange Privilege
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class I or Class Y shareholders for such exchange in accordance with the procedures set forth in the Proxy Statement/Prospectus and below.  Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.
Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time.  In addition, each mutual fund in the Acquiring Trust may terminate this exchange privilege upon 60 days’ notice.
IX.                Disclosure of Portfolio Holdings
The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information.  To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.
Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end.  Note that, in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund.  In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion.  In addition, each fund’s portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semiannual and annual periods.  See the Proxy Statement/Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.
The funds’ Board, officers and certain Carillon Tower employees have regular access to the funds’ portfolio holdings.  In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the funds’ policy.  Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to:  (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis.  The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.
Certain employees of the funds’ subadviser also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings.  The funds, Carillon Tower and the subadviser are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.
The CCO may provide an entity including the funds’ subadviser and custodians (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose.  An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
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Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poor’s, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available.  Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis.  Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the funds’ website.  The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website.  All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, the subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Trustees who are not interested persons of a fund, as defined in the 1940 Act (“Independent Trustees”) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto.   In addition, the Board will receive any interim reports that the CCO may deem appropriate.
X.                 Taxes
General.  Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”).  By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business (each, a “Diversification Requirement”).
If a fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and
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the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)).  In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions.  A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares.  An exchange of shares of any fund for shares of another fund in the Carillon Fund Family generally will have similar tax consequences.  In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.  Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $418,400 ($470,700 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2017 and will be adjusted for inflation annually.
If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.
Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January.  Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.
Dividends from a fund’s investment company taxable income, whether received in cash or in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15%/20% maximum federal income tax rates for non-corporate shareholders mentioned above.  In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.  Distributions of a fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive from the funds federal income tax information regarding dividends and other distributions after the end of each year.
Basis Election and Reporting.  A shareholder’s basis in shares of a fund that he or she (1) receives pursuant to the Reorganization in exchange for shares acquired as a shareholder of an Acquired Fund after December 31, 2011, or (2) acquires after the date hereof (collectively, “Covered Shares”) will be determined in accordance with
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the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Income from Foreign Securities.  Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of Carillon Scout International Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid.  Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income.  If Carillon Scout International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
Each fund may invest in the stock of passive foreign investment companies (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on Qualified Dividend Income.
If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each fund may elect to mark-to-market its stock in any PFIC, in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.  “Marking-to-market,” in this context, means including in gross income each taxable year (and
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treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation.  As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein.  While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) - but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”).  Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be marked-to-market for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.
Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules
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discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.
If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Original Issue Discount Securities.  A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”).  As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year.  Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
REITs.  Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes those amounts, that distribution could constitute a return of capital to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a fund pays and (2) certain capital gain distributions and the proceeds of redemptions of fund shares it pays after December 31, 2018. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
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The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.  An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Proxy Statement/Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.
XI.                Shareholder Information
Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  As a Delaware statutory trust, the Acquiring Trust is not required to hold annual shareholder meetings.  Similarly, as a Massachusetts business trust, Eagle Series Trust is not required to hold annual shareholder meetings.  For each of the Trusts, shareholder approval will be sought only for certain changes in the trust’s or a fund’s operation and for the election of Trustees under certain circumstances.  For the Acquiring Trust, a special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.  For the Eagle Series Trust, a special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust’s outstanding shares.
XII.              Fund Information
A.            Management of the Acquiring Funds
Board of Trustees.  The funds are governed by the Board of Trustees (“Board”).  The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and the law of the State of Delaware or the Commonwealth of Massachusetts, as applicable, as well as the stated policies of the funds.  The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by
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the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board.  The Board is also assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds.  Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.
In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds.  In addition, under the general oversight of the Board, Carillon Tower, the funds’ subadviser and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ subadviser.
The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons.  The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from Carillon Tower and the funds’ subadviser with respect to the funds’ investments.  In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the funds’ subadviser in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ subadviser; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters.  In addition, the Audit Committee receives regular reports from the funds’ independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.
Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the subadviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals.  As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute more than three-quarters of the Board.  In addition, the Chairman of the
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Board is an Independent Trustee.  The Chairman presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees.  The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee.  For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board.  The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chairman and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board of Eagle Series Trust met four times during the most recent fiscal year.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.
Background of Trustees and Officers.  The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. Each Trustee serves as Trustee on the Board of the Trust, consisting of a total of 9 portfolios. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.
Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Interested Trustee(b):
J. Cooper Abbott (1969) Trustee since 2017 (Carillon Series Trust) Trustee since 2012 (Eagle Series Trust)	Executive Vice President, Investments and Co-Chief Operating Officer of Carillon Tower since 2017; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. since 2009; President, Eagle Boston Management, Inc. since 2009	9	N/A

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Court James (1974) Trustee since 2017 (Carillon Series Trust) Trustee since 2016 (Eagle Series Trust)	Executive Vice President, Carillon Tower Advisers since 2016, Vice President, New Business Development of Eagle 2010-2016	9	Raymond James Bank
Independent Trustees:
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee since 2005 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	9	Safeguard Scientific, Inc.
William J. Meurer (1943) Trustee since 2017 (Carillon Series Trust) Trustee since 2003 (Eagle Series Trust)	Private investor and financial consultant since 2000	9	Sykes Enterprises, Inc. (c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)
Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee since 2014 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board, 2012-2014; Board Member, Health Insurance Innovations, Inc., 2/2013-10/2013	9	N/A
James L. Pappas, PhD (1943) Trustee and Chairman of the Board of Trustees since 2017 (Carillon Series Trust) Trustee since 1989; Chairman of the Board of Trustees since 2012 (Eagle Series Trust)	Private investor	9	Walter Investment Mgmt. Corp. (ended 2017)
Deborah L. Talbot, PhD (1950) Trustee since 2017 (Carillon Series Trust) Trustee since 2002 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, since 2013; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	9	N/A
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John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee since 2016 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015, Founder, Global Recruiters of St. Petersburg since 2012; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	9	N/A
Stephen Roussin (1963) Trustee since 2017 (Carillon Series Trust) Trustee since 2016 (Eagle Series Trust)	President, SR2X Consulting since 2013; Chief Executive Officer and President, Campbell & Company 2011 - 2012	9	Ramius IDF Master Fund (ended 2016)
(a) Trustees serve for life or until they are removed, resign or retire.  The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.
(b) Messrs. Abbott and James are Interested Trustees as that term is defined by the 1940 Act.  Messrs. Abbott and James are affiliated with ClariVest, Cougar Global Investments, Carillon Funds Distributor, Eagle Fund Distributors, Eagle, Carillon Tower and Raymond James Financial.
(c) Sykes Enterprises, Inc. is a technical support company.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
J. Cooper Abbott: Mr. Abbott has extensive experience in the investment management business, including as Co-Chief Operating Officer of Carillon Tower and its predecessor, Eagle.  In addition, he acquired specialized knowledge of investment management matters while serving as Director of Asset Management Services of RJF and Senior Vice President of Institutional Sales of Eagle.
Court James: Mr. James has extensive financial and organizational management experience, including service as a board member of Raymond James Bank, Eagle Asset Management, Carillon Tower Advisers, Cougar Global Investments and ClariVest Asset Management, Vice President of New Business Development for Eagle, Director of Human Resources at Raymond James Financial, and service as a director of numerous non-profit organizations.
Keith B. Jarrett:  Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.
William J. Meurer:  Mr. Meurer has extensive financial and organizational management experience as a managing partner with a large public accounting firm, service as a director of numerous public and private companies, service as a trustee of a hospital and multiple years of service as a Trustee.
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Liana O’Drobinak:  Ms. O’Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board.
James L. Pappas:  Dr. Pappas has extensive financial experience as a professor of banking, economics and finance at public universities, President of a graduate school of banking, director of private and public companies, and multiple years of service as a Trustee.
Deborah L. Talbot:  Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies.
Stephen Roussin: Mr. Roussin has extensive financial and organizational management experience, including service as president and chief executive officer of a private investment company, managing director of a global asset management firm, chief operating officer and president of a large financial services firm, and president of a private consulting business.
Board Committees
The funds have an Audit Committee, consisting of Mr. Meurer, Ms. O’Drobinak, Dr. Pappas and Mr. Roussin. The members of the Audit Committee are not “interested” persons of the funds (as defined in the 1940 Act).  Mr. Meurer serves as Chairman of the Audit Committee and is the funds’ designated Audit Committee Financial Expert.  The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements.  The Audit Committee of Eagle Series Trust met five times during the most recent fiscal year.
The funds also have a Compliance Committee, consisting of Dr. Talbot, Dr. Jarrett and Mr. Carter, each of whom is an Independent Trustee. Dr. Talbot serves as Chairman of the Compliance Committee.  The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures.  The Compliance Committee of Eagle Series Trust met four times during the last fiscal year.
The funds also have a Nominating Committee, consisting of Dr. Jarrett, Mr. Meurer, Dr. Pappas, Dr. Talbot, Ms. O’Drobinak, Mr. Carter and Mr. Roussin, each of whom is an Independent Trustee.  The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates.  In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board.  The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the fund for this purpose.  In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment
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companies and investment company governance.  The Nominating Committee of Eagle Series Trust met one time during the last fiscal year.
The funds also have a Qualified Legal Compliance Committee, consisting of Dr. Jarrett, Mr. Meurer, Ms. O’Drobinak, Dr. Pappas, Dr. Talbot, Mr. Carter and Mr. Roussin, each of whom is an Independent Trustee.  The primary responsibility of the funds’ Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds.  The Qualified Legal Compliance Committee of Eagle Series did not meet during the most recent fiscal year.
As of the date of this SAI, the Acquiring Funds have not commenced operations.  Therefore, the Trustees do not own any equity securities of the Acquiring Funds.
Each Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  In addition, Delaware law provides that a trustee or other person managing Carillon Series Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.  Massachusetts law does not include an express provision limiting the liability of the trustees or officers of Eagle Series Trust.
Effective January 1, 2016, each Independent Trustee of Eagle Series Trust who is not an employee of Eagle or its affiliates receives an annual retainer of $58,000 and an additional fee of $5,000 for each combined quarterly meeting of Eagle Series Trust and the other trusts in the Eagle Family of Funds they attend.  In addition, each Audit Committee and Compliance Committee member receives $1,000 per meeting (in person or telephonic).  The Independent Chairman receives an annual retainer of $25,000, the Audit Committee Chairperson receives an annual retainer of $15,000, and the Compliance Committee Chairperson receives an annual retainer of $15,000. The same compensation schedule remains in effect for the 2017 calendar year and will remain in effect for Carillon Series Trust.  Trustees’ fees and expenses are paid equally by each fund in the Eagle Family of Funds, and will be paid equally by each fund in the Carillon Series Trust. Because Eagle and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees.  Except for the Chief Compliance Officer, no officer, director or employee of Eagle or Carillon Tower receives any compensation from the Trust for acting as a director or officer.
The following table shows the compensation earned by each Trustee of Eagle Series Trust during the fiscal year ended October 31, 2016, derived from the funds in Eagle Series Trust and the other two trusts in the Eagle Family of Funds, the Eagle Capital Appreciation Fund and the Eagle Growth & Income Fund:

	Aggregate Compensation from:			Total Compensation From the Trust and the Eagle Family of Funds(a) Paid to Trustees
Trustee Name	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle Series Trust
Interested Trustees:
J. Cooper Abbott	$0	$0	$0	$0
Court James	$0	$0	$0	$0
Independent Trustees:

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John Carter	$2,777.78	$2,777.78	$19,444.44	$25,000.00
Keith Jarrett	$9,368.06	$9,368.06	$60,763.88	$79,500.00
William J. Meurer	$11,263.88	$11,263.88	$72,972.24	$95,500.00
Liana O’Drobinak	$9,493.06	$9,493.06	$61,513.88	$80,500.00
James L. Pappas	$12,444.44	$12,444.44	$80,611.12	$105,500.00
Steve Roussin	$2,777.78	$2,777.78	$19,444.44	$25,000.00
Deborah L. Talbot	$11,138.88	$11,138.88	$72,222.24	$94,500.00

(a)
The Eagle Family of Funds, as of October 31, 2016, consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 9 portfolios of those companies.

No Trustee will receive any benefits upon retirement.  Thus, no pension or retirement benefits have accrued as part of any of any Trust’s expenses.
The following is a list of the Officers of the Trusts with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor, Eagle or Carillon Tower.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years

J. Cooper Abbott (1969) President since June 2017 (Carillon Tower Advisers) President since April 2016 (Eagle Asset Management)
Executive Vice President, Investments and Co-Chief Operating Officer of Carillon Tower since 2017; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since 2012; Director, Eagle Fund Services, Inc. (“EFS”) (b) since 2009

Susan L. Walzer (1967) Principal Executive Officer since June 2017 (Carillon Tower Advisers) Principal Executive Officer since 2011 (Eagle Asset Management)	Vice President of Fund Administration, Carillon Tower, since 2017; Vice President of Fund Administration, Eagle, since 2011

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since June 2017 (Carillon Tower Advisers) Principal Financial Officer and Treasurer since 2011 (Eagle Asset Management)	Manager of Fund Accounting and Fund Reporting for Carillon Tower since 2017; Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively

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Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since June 2017 (Carillon Tower Advisers Chief Compliance Officer and Secretary since 2011 (Eagle Asset Management)	Manager of Fund Compliance for Carillon Tower since 2017; Manager of Fund Compliance for Eagle since 2011

(a) Officers each serve one year terms.
(b) Prior to September 13, 2010, EFS served as the funds’ transfer agent.

B.            Control Persons and Principal Holders of Securities
Control persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company.   Principal holders are persons that own beneficially 5% or more of a fund’s outstanding equity securities.  As of the date of this SAI, the funds have not yet commenced operations and have no control persons or principal holders.
C.            Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein each Trust has delegated to Carillon Tower or a subadviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by each fund as part of their investment advisory services, subject to the supervision and oversight of Carillon Tower.  All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a fund’s investments.
Proxy Voting Guidelines.  Generally, Carillon Tower or a subadviser, as applicable, will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of each Trust’s Proxy Policies.  Carillon Tower or a subadviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy.  Carillon Tower and a subadviser, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.
The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders.  Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.
Non-routine proposals are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security.  Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  These proposals may require special consideration by Carillon Tower or a subadviser, as appropriate, depending on whether and how they are addressed in the Proxy Guidelines.
Conflicts of Interest.  The Proxy Guidelines also address procedures to be used by Carillon Tower or each subadviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the subadviser, the fund’s principal underwriter or other affiliated persons of the fund.  Upon the discovery of a conflict of interest, a subadviser must consult with Carillon Tower to assess the
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extent to which there may be a material conflict of interest.  After such consultation, the subadviser will provide Carillon Tower with pertinent written information as to how and why the proxy was voted in a particular manner.  In addition, Carillon Tower will provide a quarterly report to each Board that includes information as to how each conflict was resolved.
More Information.  Carillon Series Trust has not been in operation for a full year as of the date of this SAI.  When available, information regarding how proxies were voted for the Carillon Series Trust will be available, without charge, upon request by calling toll free, [800.421.4184], visiting our website, [WEBSITE], or by accessing Carillon Series Trust’s most recently filed report on Form N-PX on the SEC’s website at www.sec.gov.  In addition, a copy of the Carillon Series Trust Proxy Voting Guidelines is also available by calling [800.421.4184] or visiting our website, [WEBSITE].
Information regarding how proxies were voted for the Eagle Series Trust during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, eagleasset.com, or by accessing the trust’s most recently filed report on Form N-PX on the SEC’s website at www.sec.gov.  In addition, a copy of the Eagle Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, eagleasset.com.
D.            Investment Adviser and Administrator; Subadviser
The investment adviser and administrator for each Acquiring Fund is Carillon Tower Advisers, Inc.  Carillon Tower was organized as a Florida corporation in 2014.  All the capital stock of Carillon Tower is owned by RJF.  RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.
With respect to each fund, Carillon Tower is responsible for managing the fund’s investment and noninvestment affairs, subject to the direction of each fund’s Board.  The Trust, on behalf of its series, entered into an Investment Advisory Agreement.  Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash.  Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund.  Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.
Under a separate Subadvisory Agreement, subject to the direction of Carillon Tower and the Board, Scout Investments, Inc. (“Scout Investments”) provides investment advice and portfolio management services to the Acquiring Funds, for a fee payable by Carillon Tower.
Scout Investments provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the funds in accordance with each fund’s stated investment objective and policies.  Scout Investments is currently a wholly-owned subsidiary of UMB Financial Corporation.  Upon the closing date of the Reorganizations, Scout Investments will become a wholly-owned subsidiary of Carillon Tower.  As of June 30, 2016, assets under the management of Scout Investments were approximately $28.1 billion.
The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a subadviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act.  Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a subadviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.
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Each Advisory and Subadvisory Agreement automatically terminates on assignment, and each is terminable on not more than 60 days written notice by each Trust to either party.  In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a subadviser.  Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a subadviser upon termination of the Subadvisory Agreements.  In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.
Carillon Tower and a subadviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of each fund are officers or directors of Carillon Tower or its affiliates.  These relationships are described under “Management of the Funds.”
Carillon Tower has entered into an administration agreement with the Trust, on behalf of their respective series.  Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes.  With the exception of the funds’ Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon Tower. Carillon Tower and the trust jointly pay the salary, fees and expenses of the funds’ Chief Compliance Officer. Further, Carillon Tower oversees the activities of the subadviser, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of prospectuses, notices, proxy statements and other shareholder or investor communications.  The fees under the administration agreement are equal to 0.10% of the average daily net assets of Class I and Class Y shares. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). Under the sub-administration agreement, USBFS provides to each fund certain financial reporting and tax services.
For each fund, the current advisory and subadvisory fees, as applicable, are determined as follows:
Fund	Fee Type	Average daily net assets	Rate charged
Carillon Reams Core Bond Fund	Investment Advisory		0.40%
	Subadvisory		0.40%

Carillon Reams Core Plus Bond Fund	Investment Advisory		0.40%
	Subadvisory		0.40%

Carillon Scout International Fund	Investment Advisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%
	Subadvisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%

Carillon Reams Low Duration Bond Fund	Investment Advisory		0.30%

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	Subadvisory		0.30%

Carillon Scout Mid Cap Fund	Investment Advisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%
	Subadvisory	First $1 billion	0.80%
		Assets over $1 billion	0.70%

Carillon Scout Small Cap Fund	Investment Advisory	First $1 billion	0.75%
		Assets over $1 billion	0.65%
	Subadvisory	First $1 billion	0.75%
		Assets over $1 billion	0.65%

Carillon Reams Unconstrained Bond Fund	Investment Advisory	First $3 billion	0.60%
		Assets over $3 billion	0.55%
	Subadvisory	First $3 billion	0.60%
		Assets over $3 billion	0.55%

The Acquiring Funds have not commenced operations as of the date of this SAI.  Therefore, no fund has paid any advisory or subadvisory fees.
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the funds to the extent that: annual operating expenses of each class exceed a percentage of the class’ average daily net assets for at least two years from the closing date of the Reorganization as shown in the table below.  This expense limitation excludes interest, taxes, brokerage commissions, dividend and interest expenses related to short sales, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by a fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.
Fund	Shares	Class I	Class Y
Carillon Reams Core Bond Fund	N/A	0.40%	0.80%
Carillon Reams Core Plus Bond Fund	N/A	0.40%	0.80%
Carillon Reams Low Duration Bond Fund	0.40%	N/A	N/A
Carillon Scout Mid Cap Fund	1.40%	N/A	N/A
Carillon Reams Unconstrained Bond Fund	N/A	0.50%	0.80%

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Class-Specific Expenses.  Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.
E.            Portfolio Managers
           1.            Scout Investments
Pursuant to a Subadvisory Agreement, on behalf of the funds, the Acquiring Trust employs Scout Investments as the funds’ investment subadviser.  Scout Investments provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the funds in accordance with each fund’s stated investment objective and policies.  Scout Investments is currently a wholly-owned subsidiary of UMB Financial Corporation.  As of June 30, 2016, assets under the management of Scout Investments were approximately $28.1 billion.
Scout Investments and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities and instruments as the funds.  As such, Scout Investments and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the funds invest.  Such activities could affect the prices and availability of the securities and instruments in which the funds invest, which could have an adverse impact on the funds’ performance.  Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds.  When Scout Investments or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.  In some cases, this system may adversely affect the size or price of the assets purchased or sold for the funds.
Further, transactions in investments by one or more other accounts or clients advised by Scout Investments may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds.  This may occur when investment decisions regarding the funds are based on research or other information that is also used to support decisions or advice for other accounts.  When Scout Investments or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the funds, market impact, liquidity constraints or other factors could result in the funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the funds could otherwise be disadvantaged.
A.	Michael D. Stack and Angel M. Lupercio (Carillon Scout International Fund)
As of [DATE], Mr. Stack and Mr. Lupercio are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	[0]	[$0]

Other pooled investment vehicles	[1]	[$119.64 million]

Other accounts	[25]	[$322.81 million]

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In the “other pooled investment vehicles” category above, the advisory fee payable to Scout Investments is not based upon the account’s performance.  In none of the 25 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of [DATE], Mr. Stack owns [between $100,001 and $500,000] of the Scout International Fund’s stock, and Mr. Lupercio owns [between $100,001 and $500,000] of the Scout International Fund’s stock.
B.
Mark M. Egan, Thomas M. Fink, Todd C. Thompson, Stephen T. Vincent and Clark W. Holland (Carillon Reams Unconstrained Bond Fund, Carillon Reams Low Duration Bond Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund)

As of [DATE], Mr. Egan, Mr. Fink, Mr. Thompson, Mr. Vincent and Mr. Holland are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	[5]	[$2.66 billion]

Other pooled investment vehicles	[12]	[$4.17 billion]

Other accounts	[108]	[$13.66 billion]

In one of the 108 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance.
As of [DATE], Mr. Egan owned [over $1,000,000] of the Scout Unconstrained Bond Fund’s stock; Mr. Fink owned [over $1,000,000] of the Scout Unconstrained Bond Fund’s stock; Mr. Thompson owned [over $1,000,000] of the Scout Unconstrained Bond Fund’s stock; Mr. Vincent owned [between $500,001 and $1,000,000] of the Scout Core Bond Fund’s stock and [between $500,001 and $1,000,000] of the Scout Unconstrained Bond Fund’s stock; and Mr. Holland owned [between $100,001 and $500,000] of the Scout Unconstrained Bond Fund’s stock.
C.	G. Patrick Dunkerley, Derek M. Smashey, John R. Indellicate II and Jason J. Votruba (Carillon Reams Mid Cap Fund)
As of [DATE], Mr. Dunkerley, Mr. Smashey, Mr. Indellicate and Mr. Votruba are each responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	[2]	[$1.12 billion]

Other pooled investment vehicles	[2]	[$403.70 million]

Other accounts	[3]	[$25.42 million]

In one of the “other pooled investment vehicles” above, the advisory fee payable to Scout Investments is based on the account’s performance.  In none of the 3 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
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As of [DATE], Mr. Dunkerley owns [between $500,001 and $1,000,000] of the Scout Mid Cap Fund’s stock, Mr. Smashey owns [between $50,001 and $100,000] of the Scout Mid Cap Fund’s stock, Mr. Indellicate owns [between $100,001 and $500,000] of the Scout Mid Cap Fund’s stock and Mr. Votruba owns [between $100,001 and $500,000] of the Scout Mid Cap Fund’s stock.
D.	James R. McBride and Timothy L. Miller (Carillon Reams Small Cap Fund)
As of [DATE], Mr. McBride and Mr. Miller are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets

Registered investment companies	[0]	[$0]

Other pooled investment vehicles	[0]	[$0]

Other accounts	[3]	[$19.39 million]

In none of the 3 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of [DATE], Mr. McBride and Mr. Miller each owns [between $100,001 and $500,000] of the Scout Small Cap Fund’s stock.
Potential Conflicts of Interest:  The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  Scout Investments seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the funds.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.
However, securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.  Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.  Scout Investments seeks to manage such potential conflicts by following procedures, as approved and reviewed by the Scout Board, intended to provide a fair allocation of buy and sell opportunities among client accounts.
The structure of portfolio manager compensation may also give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.
Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest.  The funds’ code of ethics is designed to address such conflicts.
The funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation:
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Carillon Scout International Fund, Carillon Scout Mid Cap Fund and Carillon Scout Small Cap Fund:
Scout Investments implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards.  The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to exceed base salary.
Scout Investments places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout Investments.  This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can exceed base salary, providing the greatest incentive to align investment management to the client’s success.
The bonus plan incorporates the investment performance of the management team and a subjective component based on several factors including growth in assets under management.  Investment performance accounts for 80-90% while the subjective component accounts for 10-20% of the bonus plan structure.
Investment performance is evaluated on a 1-year and 3-year time frame based on two factors.  Initially, performance is judged against a fund’s benchmark index for performance comparison purposes, as identified in the prospectus.  Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to Lipper.
In order to attract and retain key talent, Scout Investments employs a long-term incentive plan that awards a combination of cash payments and restricted stock to qualified associates based on the net income growth of Scout Investments  Both the cash payments and the restricted stock vest over a period of three years and require that the associate be employed with Scout Investments at the time of vesting for the payments to be made.
Carillon Reams Unconstrained Bond Fund, Carillon Reams Low Duration Bond Fund, Carillon Reams Core Bond Fund and Carillon Reams Core Plus Bond Fund
Scout Investments utilizes a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards.  The compensation of the portfolio managers of a fund is not tied directly to either the performance or the net assets of the fund.  Instead, compensation of the portfolio managers, who are all employees of the fixed income division of Scout Investments, Reams Asset Management, is dependent in part on the overall profitability of that division.
The Reams Asset Management fixed income professionals, who are all either portfolio managers or analysts, earn a base salary and participate in the bonus plan of Scout Investments, as described above.  The size of bonus pool under that plan is dependent on the profitability of the Reams Asset Management division.  The performance and net assets of the funds have an impact on that profitability.
F.            Portfolio Turnover and Brokerage Practices
Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives.  Thus, the turnover rate may vary greatly from year to year or during periods within a year.  A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period.  A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
Carillon Tower or the subadviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions.  Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available.  Rather, each fund
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also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.
It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers.  Consistent with the policy of most favorable price and execution, Carillon Tower or the subadviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers.  In addition, Carillon Tower or the subadviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or the subadviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided.  Such research and analysis may be useful to Carillon Tower or the subadviser in connection with services to clients other than the funds.  A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services.  However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.
Carillon Tower or the subadviser, as applicable, may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution.  Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.”  Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Carillon Tower or the subadviser, as applicable, also may select other brokers to execute portfolio transactions.  In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.
Each fund may not buy securities from, or sell securities to, an affiliate as a principal transaction.  However, the Board has adopted procedures in conformity with Rule 10f‑3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant.  The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self‑regulatory organizations.  Payments to affiliates in the preceding table were made to RJF.
Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, the subadviser and the Distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions.  The Codes are on public file with, and may be obtained from, the SEC.
Securities of Regular Broker-Dealers.  A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities.
G.            Distribution of Shares
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Distribution.  Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks.  Such dealers may be deemed to be underwriters pursuant to the 1933 Act.
Because the Acquiring Funds have not yet commenced operations as of the date of this SAI, they have not paid any compensation to the principal underwriter.
The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.
Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds.  Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements.  The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.  CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreement.  Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts.  The Distributor also pays service fees to dealers for providing personal services to shareholders and for maintaining shareholder accounts.  Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party.  Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees.  For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.
Rule 12b-1 Distribution Plan.  Each fund has adopted a distribution plan under Rule 12b-1 for Class I and Class Y shares (each a “Plan” and collectively, the “Plans”).  These Plans permit a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares.  Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.  Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund.  The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred.  A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose.  Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.
The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.  If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
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Each Acquiring Fund has adopted a distribution plan for  each share class under Rule 12b-1. The distribution plans allow an Acquiring Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Acquiring Funds’ distribution plans, each Acquiring Fund is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily assets on Class Y shares. Each Acquiring Fund’s Board of Trustees has approved a current fee of 0.25% on Class Y shares of each Acquiring Fund. The Acquiring Funds currently do not incur any direct distribution expenses related to Class I shares. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I shares from its own resources.

H.            Payments to Dealers
The Financial Adviser through which you purchase your shares may receive all or a portion of the Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds.  Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.
In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.
Revenue Sharing Payments.  Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary's funds sales system, placing funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading systems. To the extent that these
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services replace services that would otherwise be provided by the funds’ transfer agent or would otherwise be a direct obligation of the funds, the funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.
Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship.  Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to
•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.
Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.
In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Proxy Statement/Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.
XIII.            Additional Services to the Funds
Transfer Agent and Fund Accounting Services.  USBFS is the transfer and dividend disbursing agent and fund accountant for each fund.
Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced.  Fund accounting fees are paid based on a percentage of fund assets.  Carillon Fund Services, an affiliate of Carillon Tower, serves as the shareholder servicing agent for each fund in the Carillon Series Trust.
Because the Acquiring Funds have not yet commenced operations as of the date of this SAI, the funds have not paid any fees to the transfer agent, fund accountant or shareholder servicing agent.
Custodian.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets. The custodian also provides portfolio accounting and certain other services for the funds.
Legal Counsel.  K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.
Independent Registered Certified Public Accounting Firm.  PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered certified public accounting firm for the Acquiring Funds.
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Potential Liability:
Acquiring Trust:
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations.  The Acquiring Trust’s Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof.  The Declaration of Trust of the Acquiring Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office.  The Acquiring Trust’s Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.
Eagle Series Trust:
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund.  To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund.  These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign.  In the unlikely event a shareholder is held personally liable for a fund’s obligations, that fund is required to use its property to protect or compensate the shareholder.  On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund.  Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
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APPENDIX A

INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Money Market Instruments.  The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses.  The funds may also invest in shares of one or more money market funds, as described below.  There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes.  During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.  The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:
(1) direct obligations of the U.S. government such as bills, notes and other debt securities issued by the U.S. Treasury;
(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;
(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;
(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;
(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
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(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.
Exchange-Traded Funds (“ETFs”).  Many ETFs are index funds that trade like stocks on major stock exchanges. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs can be purchased throughout the normal trading day and the market price of the ETFs shares may trade at a discount to their NAV.
Preferred Stock.  A preferred stock blends some of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts (“REITs”).  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for pass-through treatment under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities.  The market value of debt securities is influenced primarily by changes in the level of interest rates.  Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments.  Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Fixed and Floating Rate Loans.  Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”).  These investments are considered to be investments in debt securities.
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Brady Bonds.  Brady Bonds, which are debt securities, generally denominated in U.S. dollars, are issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”).  Brady Bonds also may be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders.  Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate (“LIBOR”).
Foreign Debt Securities.  A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).
Investment Grade/Lower Rated Securities:
Investment Grade Securities.   Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager.  Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower.  When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes.  Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage.  For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.
Carillon Tower also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Carillon Tower considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by Carillon Tower on an ongoing basis. For these securities, Carillon Tower uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of
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similar categories is not an indication that Carillon Tower’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.
Lower Rated / High Yield Securities.  Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager.  These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.

Variable- or Floating-Rate Securities.
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Institutional Term Loans:
Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities.  The interest on municipal obligations is generally excludable from gross income from federal income tax but may be an item of tax preference for purposes of the federal alternative minimum tax.  A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations.  The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax.  Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
Short-Term Money Market Instruments:
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Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Bank Time Deposits.  Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Certificates of Deposit (“CDs”).  CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion.  The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements.  A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date.  The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
Reverse Repurchase Agreements.  Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price.  If required, at the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).
U.S. Government and Zero Coupon Securities:
U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds.   Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.
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Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Pass-through Securities:
Mortgage-Backed Securities.  Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.
Asset-Backed Securities.  Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time.  Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.
To-Be-Announced Securities.  A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions.  As a seller of a TBA, a fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.
Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).  Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.
EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.  GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks.  Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.
Foreign Securities.  The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets.
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American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers.  These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”).  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description.  Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio.  Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged.  A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire.  Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.
Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire.  Derivatives on indices may be used to hedge broad market sectors.
Options:
Options may include options on securities, equity and debt indices and currencies.
Characteristics of Options Trading.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures and Options on Futures:
Guidelines and Characteristics of Futures and Options on Futures Trading.  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
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Stock and Bond Index Futures.  A stock or bond index assigns relative values to the common stocks or bonds comprised in the index.  In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Forward Currency Contracts.  A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire.  Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower
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price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  OTC options and their underlying collateral are currently considered to be illiquid investments.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Not all restricted securities are deemed illiquid for the purposes noted in this section.
Index Securities:
Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock.  The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities.  However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks.  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
Short Sales:
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A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

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APPENDIX B

SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Standard & Poor’s Short-Term Issue Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings are based, in varying degrees, on the following considerations:
●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
●	Nature of and provisions of the obligation;
●
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

B-1

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality.
B-2

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B-3

B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Standard & Poor’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-4

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
B-5

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Exceptionally high levels of credit risk.
Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default.
B-6

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
B-7

APPENDIX C

FUND INVESTMENT SUMMARY
The following chart summarizes the types of investments in which each fund may invest.

Investment Type	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Scout International Fund	Carillon Reams Low Duration Bond Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Unconstrained Bond Fund
Equity Securities			●		●	●
Common Stocks			●		●	●
Convertible Securities	●	●	●	●	●	●	●
Preferred Stock	●	●	●	●	●	●	●
REITs			●		●	●
Warrants			●		●	●
Rights			●		●	●
Debt Securities	●	●	●	●	●	●	●
Corporate Debt	●	●	●	●	●	●	●
Lower rated/High Yield		●		●			●
Variable or Floating Rate Securities	●	●		●			●
Bankers Acceptances	●	●	●	●	●	●	●
Bank Time Deposits	●	●		●			●
Certificate of Deposit in institution w/assets greater than $1 billion	●	●	●	●	●	●	●
Commercial paper of P- 1 or P- 2 or A-1 and A-2	●	●	●	●	●	●	●
Repurchase Agreements	●	●	●	●	●	●	●
Reverse Repurchase Agreements	●	●		●			●
Mortgage Dollar Rolls and Sale-Buybacks	●	●		●			●

Loan Interests	●	●		●			●
Institutional Term Loans	●	●		●			●
U.S. Gov’t Securities	●	●	●	●	●	●	●
Mortgage-Backed and Other Asset-Backed Securities	●	●		●			●
To-Be-Announced Securities	●	●		●			●
Municipal Obligations	●	●		●			●
Zero Coupon, Step Coupon and Pay-in-Kind Securities	●	●		●			●
Total Foreign Securities Exposure including ADRs	●	●	●	●	●	●	●
ADRs	●	●	●	●	●	●	●
EDRs			●		●	●
GDRs			●		●	●
IDRs			●		●	●
Depositary receipts			●		●	●
Emerging markets	●	●	●	●	●	●	●
Investing through Stock Connect.			●
Futures Contracts and Options on Futures Contracts	●	●		●			●
Options Contracts	●	●		●			●
Forward Contracts		●		●
Foreign currencies	●	●	●	●			●
Foreign currency hedging options	●	●		●			●
Foreign currency hedging futures	●	●		●			●
Forward Currency Contracts	●	●	●	●			●
Combined transactions with options, futures and forwards	●	●	●	●	●	●	●
Swaps, Caps, Floors, Collars, Options on swaps, Credit default swaps	●	●		●			●
Forward Commitments	●	●		●			●
Short Sales	●	●		●			●
Illiquid Securities	●	●	●	●	●	●	●

Investment Companies, including money market funds and ETFs			●		●	●
Foreign Investment Companies		●		●			●
Index Securities	●	●	●	●	●	●	●
When-Issued & Delayed Delivery Transactions	●	●		●			●
Loans of Portfolio Securities	●	●	●	●	●	●	●
Temporary Defensive Measures	●	●	●	●	●	●	●

PART C. OTHER INFORMATION

Item 15.	Indemnification

Unless otherwise specified, any agreements herein referring to a “Trust” apply to both Carillon Series Trust and Eagle Series Trust, which have entered into substantially identical agreements.
Article XI, Section 2 of the Carillon Series Trust’s Declaration of Trust provides that:
(a)            Subject to the exceptions and limitations contained in paragraph (b) below:
(i)            every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate Portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
(ii)            the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)           No indemnification shall be provided hereunder to a Covered Person:
(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)            in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
(d)          Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:
(i)            such Covered Person shall have provided appropriate security for such undertaking;
(ii)           the Trust is insured against losses arising out of any such advance payments; or
(iii)         either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.
Article IX, Section 9.2 of the Carillon Series Trust’s Agreement and Declaration of Trust provides that:
(a)                  Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.  As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.
(b)                  To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)                  To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
(d)                  To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.  The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.
(e)                  Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.
(f)                  Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).
(g)                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(h)                  Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person.  Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.
Article IX, Section 9.1 of the Carillon Series Trust’s Agreement and Declaration of Trust further provides that:
(a)            Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person.  The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.
(b)            To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein.
(c)            Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.
(d)            A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence.  The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.
Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.  The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading.  The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.
Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.
Section 6.A. of the Sub-Administration Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.01 of the Custody Agreement states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.
Section 7.A. of the Transfer Agent Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Eagle Family of Funds’ trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.A of the Fund Accounting Services Agreement provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement.  Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct.  Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities.  The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained.  Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys' fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party.  This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Eagle Family of Funds’ trustees, officers and employees.

Item 16.	Exhibits

(1)	(a)
Amended and Restated Declaration of Trust of Eagle Series Trust, is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 23, 2008 (“PEA No. 46”)

(b)
Certificate of Trust of Carillon Series Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)

	(c)	Agreement and Declaration of Trust of Carillon Series Trust, dated May 5, 2017, incorporated by reference to PEA No. 88

(2)	(a)	Amended and Restated By-laws of Eagle Series Trust are incorporated by reference to PEA No. 46

	(b)	By-laws of Carillon Series Trust, dated May 5, 2017, are incorporated by reference to PEA No. 88

(3)		Voting trust agreements – not applicable

(4)		Form of Agreement and Plan of Reorganization and Termination, is incorporated by reference to Appendix A to Part A of the Registration Statement

(5)	(a)	Shareholders’ rights are contained in Articles III, VIII, X and XI of Eagle Series Trust’s Declaration of Trust and Articles III, V and VI of Eagle Series Trust’s By-laws

(b)
Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Agreement and Declaration of Trust of Carillon Series Trust and Articles III, VII and IX of the By-laws of Carillon Series Trust

(6)	(a)
Investment Advisory Agreement between Eagle Series Trust and Eagle Asset Management, Inc. (“Eagle”), is incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

(b)
The form of Investment Advisory Agreement between Eagle Series Trust and Carillon Tower Advisers, Inc. (“Carillon Tower”), or Carillon Series Trust and Carillon Tower, is substantially identical to the Investment Advisory Agreement between Eagle Series Trust and Eagle in Exhibit (6)(a), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 84

	(c)	Amended Schedule A to Investment Advisory Agreement between Eagle

Series Trust and Eagle, is incorporated by reference to PEA No. 84

(d)
The form of Schedule A to the Investment Advisory Agreement between Eagle Series Trust and Carillon Tower, or Carillon Series Trust and Carillon Tower, is substantially identical to Schedule A to the Investment Advisory Agreement between Eagle Series Trust and Eagle in Exhibit (6)(c), except for the changes to the names of the series listed therein, the dates of Schedule A, the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund, and the advisory fees as set forth in the Funds’ Statement of Additional Information.  Incorporated by reference to PEA No. 84

(f)
The form of Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. (“Scout Investments”) is substantially identical to the Subadvisory Agreement between Eagle Series Trust and Cougar in PEA No. 82 except for the titles of the agreements, the parties thereto, the dates of execution, the names of the subadvised series, which are Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund, and the subadvisory fees as set forth in the Statement of Additional Information.  Incorporated by reference to PEA No. 82

	(g)	Expense Limitation Agreement between Eagle Series Trust and Eagle, is incorporated by reference to PEA 84

(h)
The form of Expense Limitation Agreement between Eagle Series Trust and Carillon Tower, or Carillon Series Trust and Carillon Tower, with respect to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund is substantially identical to the Expense Limitation Agreement between Eagle Series Trust and Eagle in Exhibit (6)(g), except that the expense limits are as set forth in the Statement of Additional Information.  Incorporated by reference to PEA No. 84

(7)	(a)
Distribution Agreement between Eagle Series Trust and Eagle Fund Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 15, 2011 (“PEA No. 57”)

(b)
The form of Distribution Agreement between Eagle Series Trust and Carillon Fund Distributors, Inc., or Carillon Series Trust and Carillon Fund Distributors, Inc., is substantially identical to the Distribution Agreement between Eagle Series Trust and Eagle Fund Distributors, Inc. in Exhibit (7)(a), except for the parties thereto, the dates of execution, changes to the names of the series subject to the agreement, and the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund. Incorporated by reference to PEA No. 57

(8)		Bonus, profit sharing or pension plans – none

(9)	(a)	Custody Agreement between Eagle Series Trust and U.S. Bank National Association, is incorporated by reference to PEA No. 84

	(b)	First Amendment to the Custody Agreement between Eagle Series Trust and U.S. Bank National Association, is incorporated by reference to PEA No. 84

(c)
The form of Custody Agreement between Carillon Series Trust and U.S. Bank National Association is substantially identical to the Custody Agreement between Eagle Series Trust and U.S. Bank National Association in Exhibit (9)(a), except for the parties thereto, the dates of execution and changes to the names of the series subject to the agreement.  Incorporated by reference to PEA No. 84

(10)	(a)	Class I Distribution and Service Plan for Eagle Series Trust, is incorporated by reference to PEA No. 46

(b)
The form of Class I Distribution and Service Plan for Carillon Series Trust is substantially identical to the Class I Distribution and Service Plan for Eagle Series Trust in Exhibit (10)(a), except for the name of the trust, the dates of execution, and changes to the names of the series listed therein.  Incorporated by reference to PEA No. 46

(e)
The form of Class Y Distribution and Service Plan is substantially identical to Class A Distribution Plan for Eagle Series Trust in PEA No. 46, except for changes to the names of the series listed therein and the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund, and that the maximum annualized fee rate is as set forth in the Proxy Statement/Prospectus.  Incorporated by reference to PEA No. 46

	(f)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Eagle Series Trust, is incorporated by reference to PEA No. 57

	(h)	Amended Appendix A to Rule 18f-3 Plan for Eagle Series Trust, is incorporated by reference to PEA 84

(g)
The form of Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Carillon Series Trust is substantially identical to the Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Eagle Series Trustin Exhibit (10)(f), except for the name of the trust, the dates of execution, changes to the names of the series listed therein and the addition of Class Y shares.  Incorporated by reference to PEA No. 57

(11)	(a)	Opinion and consent of counsel with regard to Carillon Series Trust – filed herewith

	(b)	Opinion and consent of counsel with regard to Eagle Series Trust – filed herewith

(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)

(13)	(a)	Transfer Agent Servicing Agreement between Eagle Series Trustand U.S. Bancorp Fund Services, LLC (“USBFS”), is incorporated by reference to PEA No. 84

(b)
The form of Transfer Agent Servicing Agreement between Carillon Series Trust and USBFS is substantially identical to the Transfer Agent Servicing Agreement between Eagle Series Trustand USBFS in Exhibit (13)(a), except for the parties thereto, the dates of execution and changes to the names of the series subject to the agreement.  Incorporated by reference to PEA No. 84

	(c)	First Amendment to the Transfer Agent Servicing Agreement between Eagle Series Trustand USBFS, is incorporated by reference to PEA No. 84

(e)
Agency and Service Agreement between Eagle Series Trust and Eagle Fund Services, Inc. (“EFS”), is incorporated by reference to Post-Effective Amendment No. 60 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 28, 2012 (“PEA No. 60”)

(f)
The form of Agency and Service Agreement between Eagle Series Trust and Carillon Fund Services, Inc. (“CFS”), or Carillon Series Trust and CFS, is substantially identical to the Agency and Service Agreement between Eagle Series Trust and EFS in Exhibit (13)(e), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 60

	(g)	Amended Schedule I to Agency and Service Agreement between Eagle Series Trust and EFS, is incorporated by reference to PEA 84

(h)
The form of Schedule I to Agency and Service Agreement between Eagle Series Trust and CFS, or Carillon Series Trust and CFS, is substantially identical to the Amended Scheduled I to Agency and Service Agreement between Eagle Series Trust and EFS in Exhibit (13)(g), except for changes to the names of the series listed therein and the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund.  Incorporated by reference to PEA No. 84

(i)	Administration Agreement between Eagle Series Trust and Eagle, is incorporated by reference to PEA No. 57

(j)
The form of Administration Agreement between Eagle Series Trust and Carillon Tower, or Carillon Series Trust and Carillon Tower, is substantially identical to the Administration Agreement between Eagle Series Trust and Eagle in Exhibit (13)(i), except for the parties thereto and the dates of execution.  Incorporated by reference to PEA No. 57

(k)	Amended Schedule A to Administration Agreement between Eagle Series Trust and Eagle, is incorporated by reference to PEA 84

(l)
The form of Schedule A to Administration Agreement between Eagle Series Trust and Carillon Tower, or Carillon Series Trust and Carillon Tower, is substantially identical to the Amended Schedule A to Administration Agreement between Eagle Series Trust and Eagle in Exhibit (13)(k), except for the dates of the schedules, changes to the names of the series listed therein and the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund.  Incorporated by reference to PEA No. 84

(m)	Fund Sub-Administration Servicing Agreement between Eagle and U.S. Bancorp, is incorporated by reference to PEA 84

(n)	First Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, is incorporated by reference to PEA 84

(o)
The form of Fund Sub-Administration Servicing Agreement between Carillon Tower and USBFS is substantially identical to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS in Exhibit (13)(m), and the First Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS in Exhibit (13)(n), except for the parties thereto, the dates of execution, changes to the names of the series subject to the agreement and the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund.  Incorporated by reference to PEA No. 84

(p)	Fund Accounting Servicing Agreement between Eagle Series Trust and USBFS, is incorporated by reference to PEA 84

(q)
The form of Fund Accounting Servicing Agreement between Carillon Series Trust and USBFS is substantially identical to the Fund Accounting Servicing Agreement between Eagle Series Trust and USBFS in Exhibit 13(p), except for the parties thereto, the dates of execution and changes to the names of the series subject to the agreement. Incorporated by reference to PEA No. 84

	(r)	First Amendment to the Fund Accounting Servicing Agreement between Eagle Series Trust and USBFS, is incorporated by reference to PEA 84

(s)
The form of First Amendment to the Fund Accounting Servicing Agreement between Carillon Series Trust and USBFS is substantially identical to the First Amendment to the Fund Accounting Servicing Agreement between Eagle Series Trust and USBFS in Exhibit (13)(r), except for the parties thereto, the dates of execution, changes to the names of the series subject to the agreement and the addition of Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout International Fund, Carillon Reams Low Duration Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund.  Incorporated by reference to PEA No. 84.

(14)		Consent of Independent Registered Certified Public Accounting Firm – filed herewith

(15)		Financial statements omitted from proxy statement/prospectus – none

(16)	(a)	Powers of Attorney for Carillon Series Trust – filed herewith

	(b)	Powers of Attorney for Eagle Series Trust – filed herewith

(17)		Other Exhibits

	(a)	Form of Proxy Card
___________________________
Item 17.                          Undertakings
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and the State of Florida, on the 30th day of June, 2017.
EAGLE SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer Principal Executive Officer
As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	June 30, 2017

/s/ James L. Pappas* James L. Pappas	Chairman of the Board	June 30, 2017

/s/ J. Cooper Abbott J. Cooper Abbott	Trustee	June 30, 2017

/s/ John Carter* John Carter	Trustee	June 30, 2017

/s/ Court James Court James	Trustee	June 30, 2017

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	June 30, 2017

/s/ William J. Meurer* William J. Meurer	Trustee	June 30, 2017

/s/ Liana O’Drobinak* Liana O’Drobinak	Trustee	June 30, 2017

/s/ Stephen Roussin* Stephen Roussin	Trustee	June 30, 2017

/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	June 30, 2017

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	June 30, 2017

*By:	/s/ Susan L. Walzer
Susan L. Walzer Attorney-In-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of St. Petersburg and the State of Florida, on the 30th day of June, 2017.
CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer Principal Executive Officer
As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	Principal Executive Officer	June 30, 2017

/s/ James L. Pappas* James L. Pappas	Chairman of the Board	June 30, 2017

/s/ J. Cooper Abbott J. Cooper Abbott	Trustee	June 30, 2017

/s/ John Carter* John Carter	Trustee	June 30, 2017

/s/ Court James Court James	Trustee	June 30, 2017

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	June 30, 2017

/s/ William J. Meurer* William J. Meurer	Trustee	June 30, 2017

Liana O'Drobinak	Trustee	June 30, 2017

/s/ Stephen Roussin* Stephen Roussin	Trustee	June 30, 2017

/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	June 30, 2017

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer	June 30, 2017

*By:	/s/ Susan L. Walzer
Susan L. Walzer Attorney-In-Fact

EXHIBIT INDEX
Exhibit	Description

EX-99. (11)(a)	Opinion and consent of counsel with regard to Carillon Series Trust

EX-99. (11)(b)	Opinion and consent of counsel with regard to Eagle Series Trust

EX-99. (14)	Consent of independent registered public accounting firms

EX-99. (16)(a)	Powers of Attorney for Carillon Series Trust

EX-99. (16)(b)	Powers of Attorney for Eagle Series Trust

EX-99. (17)(a)	Form of Proxy Card